UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Constellation Energy Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MAYO A. SHATTUCK III	Constellation Energy Group, Inc.
Chairman of the Board	100 Constellation Way
Baltimore, Maryland 21202

April 16, 2010

Dear Shareholder:

You are invited to attend our annual meeting of shareholders to be held on Friday, May 28, 2010 at 9:00 a.m. in the Sky Lobby Conference Room, 750 East Pratt Street, in downtown Baltimore, Maryland. Enclosed is our 2009 Annual Report for your review.

At the meeting, shareholders will be voting on the following business matters: the election of directors, the ratification of our independent registered public accounting firm for 2010, the approval of an amendment and restatement of our 2007 Long-Term Incentive Plan and a shareholder proposal. Please consider the issues presented and vote your shares as promptly as possible. With respect to our directors, as you may know Lynn Martin retired from the Board of Directors at the end of 2009, and I’d like to thank her for her many years of dedicated service to the Board and Constellation Energy.

We are pleased this year to take advantage of a Securities and Exchange Commission rule that permits us to furnish proxy materials to shareholders over the Internet. We have mailed to our shareholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. By furnishing this Notice in lieu of mailing our proxy materials, we are lowering the costs and reducing the environmental impact of our annual meeting. If you prefer a paper copy of the proxy materials, you may request one by following the procedures set forth in the Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the annual meeting, please vote your shares by proxy via Internet, telephone or mail to ensure that your vote is counted. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your continued support of Constellation Energy.

Sincerely,

Mayo A. Shattuck III

Constellation Energy Group, Inc.

100 Constellation Way

Baltimore, MD 21202

Notice of Annual Meeting of Shareholders

To the Owners of Common Stock of

Constellation Energy Group, Inc.:

Our annual meeting of shareholders will be held on Friday, May 28, 2010 at 9:00 a.m., in the Sky Lobby Conference Room, 750 East Pratt Street, Baltimore, Maryland to:

1.	elect directors,

2.	ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010,

3.	approve an amendment and restatement of the 2007 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 9 million shares and to extend the termination date of the plan to May 28, 2020,

4.	if properly presented at the annual meeting, act on the shareholder proposal described in the attached Proxy Statement, and

5.	transact any other business that properly comes before the meeting, or any adjournment thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees, ratification of the independent registered public accounting firm and approval of the Amended and Restated 2007 Long-Term Incentive Plan. The Board of Directors recommends a vote “AGAINST” the shareholder proposal.

We discuss the above business matters in more detail in the attached Proxy Statement.

Only holders of record of our common stock at the close of business on March 19, 2010 will be entitled to vote. If you plan to attend the annual meeting, please note the admission procedures set forth in the attached Proxy Statement.

Charles A. Berardesco

Senior Vice President, General Counsel and

Corporate Secretary

April 16, 2010

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on May 28, 2010:

The Proxy Statement and 2009 Annual Report are available at

http://www.amstock.com/proxyservices/constellation

Constellation Energy Group, Inc.

Proxy Statement

QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the annual meeting, and how many votes do they have?

Holders of record of our common stock who owned shares as of the close of business on March 19, 2010 may vote at the meeting. Each share has one vote. There were 201,569,723 shares of common stock outstanding on that date.

When were the enclosed solicitation materials first given to shareholders?

The Annual Report and proxy card, together with the Notice of Annual Meeting and Proxy Statement, was first made available over the Internet to shareholders on or about April 16, 2010. A Notice of Internet Availability of Proxy Materials, indicating how to access our proxy materials over the Internet, was first sent, or given, to shareholders on or about April 16, 2010.

Why were the proxy materials made available to shareholders over the Internet?

We are taking advantage of a rule adopted by the Securities and Exchange Commission that permits us to furnish proxy materials to shareholders over the Internet. On or about April 16, 2010, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials, which indicates how to access our proxy materials on the Internet. By furnishing this Notice in lieu of mailing our proxy materials, we are lowering the costs and reducing the environmental impact of our annual meeting. You may request to receive a paper copy of the proxy materials by following procedures set forth in the Notice of Internet Availability of Proxy Materials. If a paper copy is requested, shareholders should expect to receive it within several days.

The Notice of Internet Availability of Proxy Materials directs shareholders to the website where you will log in using your unique control number. On this website, you will be able to view our Proxy Statement and Annual Report. You also may cast your vote in a secure manner on the same website.

Who can attend the annual meeting?

All shareholders as of March 19, 2010 may attend the annual meeting. Please check the box on your proxy card if you plan to attend the annual meeting.

If you hold shares directly in your name as a shareholder of record or if you are a participant in any of our employee savings plans and wish to attend the annual meeting, you must present any of the following in order to gain admission to the meeting:

•	the Notice of Internet Availability of Proxy Materials;

•	if you voted using a paper proxy card, the admission ticket attached to your proxy card; or

•	if you received an email indicating that the proxy materials are available on the Internet, you may print the email containing your control number.

Please note that you also may be asked to present valid picture identification, such as a driver’s license or passport.

If your shares are registered or held in the name of your broker or bank or other nominee, your shares are held in “street name.” Please note that if you hold your shares in “street name,” you will need to bring proof of your ownership of Constellation Energy common stock as of March 19, 2010, such as a copy of a bank or brokerage statement, and check in at the registration desk at the meeting.

Since seating is limited, admission to the meeting will be on a first-come, first-served basis. For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the meeting.

What is a quorum of shareholders?

A quorum is the presence at the annual meeting in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast. Since there were 201,569,723 shares of common stock outstanding on March 19, 2010, the presence of holders of 100,784,862 shares is a quorum. We must have a quorum to conduct the meeting.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We ask shareholders to instruct the proxy how to vote so that all common shares may be voted at the annual meeting even if the holders do not attend the meeting.

How many votes does it take to pass each matter?

If a quorum is present at the meeting, we need the affirmative vote of:

•	a majority of all the votes cast to elect each director nominee (the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” a director nominee),

•	a majority of all the votes cast to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm,

•

a majority of all the votes cast to approve the amendment and restatement of our 2007 Long-Term Incentive Plan, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote, and

•	two-thirds of all the votes entitled to be cast by holders of shares of Constellation Energy common stock to approve the shareholder proposal.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. For purposes of the election of directors and the ratification of the appointment of our independent registered public accounting firm, abstentions and broker non-votes will not have any effect on the results of the votes. For purposes of the vote to approve the amendment and restatement of our 2007 Long-Term Incentive Plan, abstentions and broker non-votes will have the same effect as votes against the proposal unless holders of more than 50% in interest of all securities entitled to vote cast votes, in which event broker non-votes will not have any effect on the result of the vote. For purposes of the vote on the shareholder proposal, abstentions and broker non-votes will have the same effect as votes against the proposal.

How do I vote?

You must be present, or represented by proxy, at the annual meeting in order to vote your shares. Since many of our shareholders are unable to attend the meeting in person, you may vote your shares in the following ways:

By Internet	To access your online proxy card, please visit the website listed on your Notice of Internet Availability of Proxy Materials, or the enclosed proxy card or voting instructions form, and follow the on-screen instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form, as applicable. If you vote by Internet, you do not need to mail your proxy card or your voting instructions form.

By Telephone	To vote your shares by proxy by telephone, please call the phone number listed on your Notice of Internet Availability of Proxy Materials, or the enclosed proxy card or voting instructions form, and follow the instructions. You will need the control number included on your Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form, as applicable. If you vote by telephone, you do not need to mail your proxy card or your voting instructions form.

By Mail	If you received a paper proxy card, there are three steps necessary to vote your shares.

	1.	Vote on each of the matters as follows:

• Item 1. The names of the director nominees are listed on your proxy card. Check the box “FOR,” or “AGAINST,” or “ABSTAIN” (to cast no vote) for each nominee.

• Items 2, 3 and 4. Check the box “FOR,” or “AGAINST,” or “ABSTAIN” (to cast no vote).

	2.	Sign and date your proxy card. If you do not sign your proxy card, your votes cannot be counted.

	3.	Mail your proxy card in the pre-addressed, postage-paid envelope.

In Person	To ensure your shares are represented, we ask that you vote your proxy by telephone, Internet or mail, even if you plan to attend the meeting Please check the box on your proxy card if you plan to attend the annual meeting.

If you plan on attending the annual meeting in person and need directions to the meeting site, please contact Investor Relations at (410) 470-6440 or investorrelations@constellation.com.

How will my proxy vote my shares?

If you properly vote your shares by proxy via Internet or telephone, or sign and return your proxy card or voting instructions form, your shares will be voted as you direct. If you sign and return your proxy card or voting instructions form but do not specify how you want your shares voted, they will be voted “FOR” the election of each director nominee, “FOR” the ratification of the appointment of our independent registered public accounting firm, “FOR” the approval of the amendment and restatement of our 2007 Long-Term Incentive Plan and “AGAINST” the shareholder proposal. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the meeting, including to adjourn the meeting.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are held in a brokerage account, you will receive from your broker a Notice of Internet Availability of Proxy Materials instructing you on how to vote your shares or, if you have elected to receive the proxy materials in paper, a full meeting package including a voting instructions form. Your brokerage firm may permit you to provide voting instructions by telephone or by the Internet. Brokerage firms have the authority under New York Stock Exchange rules to vote their clients’ unvoted shares on certain routine matters. The matter covered by Proposal No. 2 (ratification of independent registered public accounting firm) is considered a routine matter under the rules of the New York Stock Exchange. Therefore, if you do not vote on this proposal, your brokerage firm may choose to vote for you or leave your shares unvoted on those proposals.

Recent changes to New York Stock Exchange rules, however, have removed the authority of brokerage firms to vote their clients’ unvoted shares in the election of directors (Proposal No. 1). Therefore, if you do not vote on Proposal No. 1, Proposal No. 3 (approval of the amendment and restatement of our Long-Term Incentive Plan) or Proposal No. 4 (shareholder proposal), your shares will remain unvoted on those proposals. We urge you to respond to your brokerage firm so that your vote will be cast.

Can I vote by proxy even if I plan to attend the annual meeting?

Yes. If you vote by proxy and decide to attend the annual meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote.

Why might I receive more than one Notice of Internet Availability of Proxy Materials or proxy card? Should I vote on each Notice and proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own shares indirectly through your broker or through our employee savings plans. Your broker or the plan trustee will send you a Notice of Internet Availability of Proxy Materials, proxy card or voting instructions form, as applicable, for these shares. You should vote on each Notice, proxy card or voting instructions form you receive in accordance with the instructions set forth in those documents. If employee savings plan participants do not vote their shares, the plan trustee will vote the shares in the same proportion as the trustee was instructed to vote shares for which it received instructions.

How can I get only one copy of the Proxy Statement, Annual Report or Notice of Internet Availability of Proxy Materials sent to my home if I currently receive multiple copies?

You may be receiving multiple copies of the Proxy Statement, Annual Report or Notice of Internet Availability of Proxy Materials because you have more than one account, each registered differently with the same mailing address. If you hold your shares in registered name, to receive only one Proxy Statement, Annual Report or Notice of Internet Availability of Proxy Materials you may:

write to:	-or-	call:
American Stock Transfer & Trust Company		1-800-258-0499
Attn: Shareholder Services
59 Maiden Lane
New York, NY 10038

How do I change previous instructions to send only one Proxy Statement, Annual Report or Notice of Internet Availability of Proxy Materials to my home?

Simply call the number noted above or notify our transfer agent at the address indicated in the previous question that you want to receive a Proxy Statement, Annual Report or Notice of Internet Availability of Proxy Materials for each of your accounts (your stock account numbers must be included in the notification).

Can I receive future proxy materials electronically?

Yes, to receive future proxy materials via the Internet please visit www.amstock.com, click on “Shareholder Account Access” and follow the instructions to consent to the electronic delivery of materials. If you are a “street name” shareholder, please check the information provided by your bank, broker or other nominee concerning the availability of this service.

How do I change my vote?

You may change your vote at any time before the annual meeting by:

•	notifying Charles A. Berardesco, Corporate Secretary, in writing at 100 Constellation Way, Suite 1800P, Baltimore, MD 21202, that you are changing your vote; or

•	providing subsequent Internet or telephone voting instructions; or

•	completing and sending in another proxy card or voting instructions form with a later date; or

•	attending the annual meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

Constellation Energy, on behalf of the Board of Directors, through its directors, officers and employees, is soliciting proxies. Proxies may be solicited in person, or by mail, Internet, telephone or facsimile. Innisfree M&A Incorporated, a proxy solicitation firm, will be assisting us for a fee of approximately $20,000, plus out-of-pocket expenses. Constellation Energy pays the cost of soliciting proxies.

MATTERS YOU ARE VOTING ON

Proposal No. 1:    Election of Directors

Eleven current members of the Board of Directors have been nominated by the Board of Directors for election as a director at the 2010 annual meeting to serve until the 2011 annual meeting of shareholders and until his or her successor is elected and qualifies. Each of the nominated directors has agreed to serve if elected. However, if for some reason one of them is unable to serve or for good cause will not serve, your proxies will vote for the election of another person nominated by the Board of Directors, unless the Board of Directors reduces the number of directors. Biographical information, including a discussion of specific experience, qualifications, attributes and skills, for each of the nominees and other information about them is presented beginning on page 7. The Board of Directors recommends a vote “FOR” each director nominee.

Proposal No. 2:    Ratification of PricewaterhouseCoopers LLP as Independent Registered Public   Accounting Firm for 2010

This proposal is to ratify our appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010. See Proposal No. 2 on page 57. The Board of Directors recommends a vote “FOR” this proposal.

Proposal	No. 3: Approval of an Amendment and Restatement of 2007 Long-Term Incentive Plan

This proposal is to approve an amendment and restatement of our 2007 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan by 9 million shares and to extend the termination date of the plan to May 28, 2020. See Proposal No. 3 on page 59. The Board of Directors recommends a vote “FOR” this proposal.

Proposal No. 4:    Shareholder Proposal

A shareholder has notified Constellation Energy of its intention to present for consideration at the annual meeting a proposal that shareholders approve an amendment to Constellation Energy’s bylaws that would require the Chairman of the Board of Directors of Constellation Energy to be independent from Constellation Energy. See Proposal No. 4 on page 66. The Board of Directors recommends a vote “AGAINST” this proposal.

Other Business Matters

The Board of Directors is not aware of any other business for the annual meeting. However:

•	if any of the persons nominated to serve as a director is unable to serve or for good cause will not serve and the Board of Directors designates a substitute nominee,

•

if any shareholder proposal, which is not in this Proxy Statement or on the proxy card or voting instructions form pursuant to Rule 14a-8 or 14a-9 of the Securities Exchange Act of 1934, is presented for action at the meeting, or

•	if any matters concerning the conduct of the meeting are properly presented for action,

then shareholders present at the meeting may vote on such items. If you are represented by proxy, your proxy will vote your shares using his or her discretion.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Vote Required; Recommendation of the Board of Directors

Since there are no nominees other than the Board of Directors’ nominees, directors will be elected by a majority of the votes cast (number of shares voted “for” a director nominee must exceed the number of votes cast “against” that director nominee), assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

If any current director nominee is not elected at the annual meeting by a majority of the votes cast, under Maryland law the director would continue to serve on the Board of Directors as a “holdover director” until the director’s successor is elected and qualifies. However, under our Corporate Governance Guidelines, any director who fails to be elected must offer to tender his or her resignation to the Board of Directors. The Nominating and Corporate Governance Committee would then make a recommendation to the Board of Directors whether to accept or reject the offer of resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. A director who offers to resign will not participate in the decision of the Board of Directors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NOMINEES. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTORS’ NOMINEES.

DIRECTOR NOMINEES

The Board of Directors believes that each director nominee possesses the experience, qualifications, attributes and skills, as described in detail in Nominations for Director, to enable such director nominee to make significant contributions to the Board of Directors, Constellation Energy and its shareholders. In addition, the information presented below sets forth each nominee’s specific experience, qualifications, attributes and skills that the Board of Directors considered in concluding that the nominee should serve as a director.

Yves C. de Balmann, age 63, a director since July 2003, has been Co-Chairman of Bregal Investments LP (a private equity investing firm) since September 2002. He was Co-Chairman and Co-Chief Executive Officer of Deutsche Banc Alex. Brown from June 1999 to April 2001, and a Senior Advisor to Deutsche Bank AG from April 2001 to June 2003. Mr. de Balmann is a director of Laureate Education, Inc. He also has served as a director of ESI Group, a technology company based in France, in the past five years. Mr. de Balmann’s qualifications to serve as a director include his extensive experience in corporate finance, including the derivatives and capital markets.

Ann C. Berzin, age 58, a director since February 2008, has been a private investor since 2001. From 1992 to 2001, she served as Chairman and Chief Executive Officer of Financial Guaranty Insurance Company (an insurer of municipal bonds and structured finance obligations). Ms. Berzin is a director of Ingersoll-Rand Company Ltd. and Kindred Healthcare, Inc. Ms. Berzin’s qualifications to serve as director include her broad business and executive leadership experience as well as expertise in the financial services sector, which is valuable to Constellation Energy particularly in the area of risk management. Her service on the audit committees of other publicly-traded companies provides her with valuable perspective and experience on audit committees that benefits Constellation Energy due to her role on Constellation Energy’s Audit Committee.

James T. Brady, age 69, a director since May 1999, has been the Managing Director—Mid-Atlantic of Ballantrae International, Ltd. (a management consulting firm) since January 2000, and is the former secretary of the Maryland Department of Business & Economic Development, where he served from 1995 to 1998. He was also a managing partner of Arthur Andersen LLP from 1985 to 1995. Mr. Brady is a director of McCormick & Company, Inc., T. Rowe Price Group, Inc. and NexCen Brands, Inc. Mr. Brady’s qualifications to serve as a director include his extensive experience and expertise in accounting and economic matters and his unique perspective on matters relating to the State of Maryland. His service on the boards of directors and audit committees of other publicly-traded companies also is beneficial to Constellation Energy.

Daniel Camus, age 58, a director since March 2010, has served as the Group Senior Executive Vice President, International and Strategy, of EDF Group since January 2010. He also served as the Chief Financial Officer of EDF Group from 2002 through March 2010. Mr. Camus’ qualifications to serve as a director include his extensive executive leadership experience as well as expertise in the areas of corporate strategy and finance. His positions with EDF Group, one of the largest nuclear energy companies in the world, enable him to provide a critical perspective on matters relating to the energy industry and make him well-qualified to serve on Constellation Energy’s Committee on Nuclear Power. Mr. Camus has been nominated as a director in connection with the right of EDF Group to nominate one member of Constellation Energy’s Board of Directors. He is also an independent member of the Board of Directors of Valéo SA and Morphosys AG.

James R. Curtiss, age 56, a director since April 1999, was a partner in the law firm of Winston & Strawn LLP from 1993 to April 2008, and has been retired since that time. From 1988 to 1993, he served as a Commissioner of the United States Nuclear Regulatory Commission. He is also a director of Cameco Corporation (owner and operator of uranium mines). Mr. Curtiss was a director of BGE from 1994 to April 1999. Mr. Curtiss’ qualifications to serve as a director include his deep understanding of the nuclear energy industry, including the regulatory environment, which is a critical area of importance for Constellation Energy. This experience also makes him exceptionally qualified to lead Constellation Energy’s Committee on Nuclear Power.

Freeman A. Hrabowski, III, age 59, a director since April 1999, has been President of the University of Maryland Baltimore County since 1993. He is also a director of the Baltimore Equitable Society and McCormick & Company, Inc. Dr. Hrabowski was a director of BGE from 1994 to April 1999. In the past five years, he also served as a director of Broadwing Corporation and Mercantile Bankshares Corporation. Dr. Hrabowski’s qualifications to serve as a director include his extensive understanding of matters relating to the Baltimore region as well as workforce issues and his valuable leadership and strategic planning experience. His service on the boards of directors and committees of other publicly-traded companies has provided him with corporate governance experience and expertise that is valuable to Constellation Energy.

Nancy Lampton, age 67, a director since April 1999, has been Chairman and Chief Executive Officer of American Life and Accident Insurance Company of Kentucky since 1971 and has been Chairman and Chief Executive Officer of its holding company, Hardscuffle, Inc., since January 2000. She is also a director of DNP Select Income Fund, Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. Ms. Lampton was a director of BGE from 1994 to April 1999. Ms. Lampton’s qualifications to serve as a director include her valuable executive leadership experience as a chief executive officer as well as experience with matters relating to the nuclear energy industry through her service on the strategic advisory council of nuclear fuel technology company.

Robert J. Lawless, age 63, a director since January 2002, served as Chairman of the Board of McCormick & Company, Inc. (a company in the food manufacturing industry) from January 1997 until March 2009, having also served as President until December 2006 and Chief Executive Officer until January 2008, and is now retired. He is also a director of Baltimore Life, Inc. Mr. Lawless’ qualifications to serve as a director include his extensive executive leadership and strategic planning experience. As a former chief executive officer of a public company, he can provide a critical perspective on issues affecting public companies as well as public company executive compensation. Mr. Lawless’ chief executive officer and public company experience also makes him well-qualified to serve as Constellation Energy’s Lead Director.

Mayo A. Shattuck III, age 55, a director since May 1999, has been Chairman of Constellation Energy since July 2002 and President and Chief Executive Officer since November 2001. Mr. Shattuck also served as Chairman of the Board of Directors of BGE from July 2002 to April 2007. He is also a director of Capital One Financial Corporation, Gap, Inc., the Edison Electric Institute, the Nuclear Energy Institute and the Institute of Nuclear Power Operations. Mr. Shattuck’s qualifications to serve as a director include his familiarity with Constellation Energy’s business and industry, gained from his service as Constellation Energy’s Chief Executive Officer, which enable him to effectively identify strategic priorities and lead the discussion and execution of Constellation Energy’s strategy. His financial expertise gained from his years of experience in the financial services industry prior to joining Constellation Energy also brings a valuable perspective to the Board.

John L. Skolds, age 59, a director since November 2007, served as Executive Vice President of Exelon Corporation and President of Exelon Energy Delivery from December 2003 until his retirement in September 2007. He also served as President of Exelon Generation from March 2005 to September 2007. From March 2002 to December 2003, Mr. Skolds served as Senior Vice President of Exelon Corporation and President and Chief Nuclear Officer of Exelon Nuclear. He also served as President and Chief Operating Officer of Outer Banks Ocean Energy Corporation from October 2009 to March 2010, and has been retired since that time. Mr. Skolds’ qualifications to serve as a director include his valuable experience in and knowledge of the energy delivery and generation businesses, including an expertise in nuclear generation, as well as extensive executive leadership, financial and strategic planning experience from which Constellation Energy can benefit, particularly in its new nuclear generation initiatives.

Michael D. Sullivan, age 70, a director since April 1999, is a private investor, and has been Chairman of the Board of ADVANCARE Health Care, LLC (a company in the home health care industry) since January 2006. Mr. Sullivan also has been a director of BGE since September 2008, and Chairman of the Board of Directors of BGE since August 2009, having previously served as a director of BGE from 1992 to April 1999. Mr. Sullivan’s qualifications to serve as a director include his many years of senior management experience at various public and private companies, including as a chief executive officer and chief financial officer, and his ability to provide valuable insight into a number of areas including governance, executive compensation and corporate finance. Given Mr. Sullivan’s value to the Board of Directors and his service as Chairman of the Board of BGE, in December 2009, as permitted by Constellation Energy’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee of the Board of Directors waived the requirement for mandatory retirement at age 70 for Mr. Sullivan and requested that he remain on the Board. The Board will revisit this determination no later than December 2011.

DETERMINATION OF INDEPENDENCE

A majority of Constellation Energy’s directors are required to be independent in accordance with New York Stock Exchange (NYSE) listing standards. For a director to be considered independent, the Board of Directors must affirmatively determine that such director has no material relationship with Constellation Energy. When assessing the materiality of a director’s relationship with Constellation Energy, the Board of Directors considers the issue from both the standpoint of the director and from that of persons and organizations with whom or with which the director has an affiliation. The Board of Directors has adopted standards to assist it in determining if a director is independent in accordance with the NYSE listing standards. A director shall be deemed to have a material relationship with Constellation Energy and shall not be deemed to be an independent director if:

•

the director is or has been an employee of Constellation Energy or any of its affiliated entities at any time since January 1, 2007, or an immediate family member of the director is or has been an executive officer of Constellation Energy or any of its affiliated entities at any time since January 1, 2007; provided that employment of a director as an interim chairman of the Board of Directors or chief executive officer or other executive officer of Constellation Energy shall not disqualify such director from being considered independent following termination of that employment;

•	the director or an immediate family member is a current partner of a firm that is Constellation Energy’s internal or external auditor;

•	the director is a current employee of a firm that is Constellation Energy’s internal or external auditor;

•	the director has an immediate family member who is a current employee of a firm that is Constellation Energy’s internal or external auditor and personally works on the Company’s audit;

•

the director or an immediate family member was at any time since January 1, 2007 (but is no longer) a partner or employee of a firm that is Constellation Energy’s internal or external auditor and personally worked on Constellation Energy’s audit within that time;

•

the director or an immediate family member, is, or has been at any time since January 1, 2007, employed as an executive officer of another company where any of Constellation Energy’s present executive officers at the same time serves or served on that company’s compensation committee;

•

the director is a current executive officer or employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments from (other than contributions to tax exempt organizations), Constellation Energy for property or services in an amount which, in any of the other company’s last three fiscal years, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues; or

•

the director has received, or has an immediate family member who has received, during any twelve-month period since January 1, 2007, more than $120,000 in direct compensation from Constellation Energy, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided that such compensation is not contingent in any way on continued service); provided, however, that (i) compensation received by a director for former service as an interim chairman or chief executive officer or other executive officer need not be considered and (ii) compensation received by an immediate family member for service as an employee of Constellation Energy (other than an executive officer) need not be considered.

The Board of Directors has determined that each member of the Board of Director has no material relationship with Constellation Energy and is independent under NYSE listing standards other than Mr. Shattuck, who is the chief executive officer of Constellation Energy, and Mr. Camus, who is an executive officer of EDF Group, with which Constellation Energy has entered into a number of material transactions as described in Transactions with Related Persons.

In determining that each individual who served as a member of the Board of Directors during 2009, other than Mr. Shattuck, is or was independent, the Board of Directors considered the following relationships, which it determined were immaterial and did not impair any director’s independence:

•

Constellation Energy, through its subsidiaries, has provided regulated gas and electric services in the ordinary course of business during the past three years to the residences of Messrs. Lawless and Sullivan, Dr. Hrabowski and Douglas L. Becker. Mr. Becker’s term as a director expired on May 29, 2009.

•

Constellation Energy, through its subsidiaries, has provided gas and electric services in the ordinary course of business during the past three years to companies at which Messrs. Becker and Lawless and Dr. Hrabowski are or were officers. The amounts paid by each company did not exceed 2% of such company’s consolidated gross revenues in any of the past three years and were as follows:

	Amount Paid to Constellation Energy Entities
	(in millions)
	2007	2008	2009
Laureate Education, Inc. (Mr. Becker is Chairman and Chief Executive Officer)	$0.5	$0.6	$0.5
McCormick & Company, Inc. (Mr. Lawless was Chairman until March 2009 and Chief Executive Officer until January 2008)	$4.7	$7.0	$8.6
University of Maryland Baltimore County (Dr. Hrabowski is President)	$1.4	$1.2	$1.2

•

Messrs. Brady, Curtiss, Lawless, Skolds and Sullivan, Dr. Hrabowski, Ms. Berzin and Lynn M. Martin are non-management directors and trustees, but not executive officers or employees, of other entities with which Constellation Energy has purchased and/or sold goods and services in the ordinary course of business during the past three years. Ms. Martin retired from the Board of Directors effective December 31, 2009. Payments to or from any one entity did not exceed 2% of such entity’s consolidated gross revenues in any of the past three years. The Board of Directors also considered the following payments that exceeded $1 million in any of the past three years and concluded that they were immaterial:

•

Constellation Energy made payments of $13.6 million, $35.3 million and $16.4 million in 2007, 2008 and 2009, respectively, to Cameco Corporation for the purchase of uranium to operate Constellation Energy’s nuclear plants and the storage of uranium. Cameco Corporation is one of the world’s largest uranium companies and Mr. Curtiss serves as a non-management member of its board of directors.

•	Constellation Energy made payments of $1.3 million and $1.1 million in 2007 and 2009, respectively, to AT&T Inc. relating to communication services provided to subsidiaries of

Constellation Energy. Constellation Energy received payments of $4.1 million in 2009 from AT&T for energy supply services provided by subsidiaries of Constellation Energy. Ms. Martin serves as a non-management member of the board of directors of AT&T.

•

Constellation Energy received payments of $2.5 million in 2009 from Kindred Healthcare, Inc. for energy supply services provided by subsidiaries of Constellation Energy. Ms. Berzin serves as a non-management member of the board of directors of Kindred Healthcare.

•

Constellation Energy received payments from McCormick & Company, Inc. as described above with respect to Mr. Lawless. Mr. Brady and Dr. Hrabowski serve as non-management members of the board of directors of McCormick.

•

Constellation Energy received payments of $3.6 million in 2009 from T. Rowe Price Group, Inc. for energy supply services provided by subsidiaries of Constellation Energy. Mr. Brady serves as a non-management member of the board of directors of T. Rowe Price.

•

Messrs. Becker, Brady, Lawless and Sullivan, Dr. Hrabowski and Ms. Martin are directors and/or executive officers of tax-exempt organizations to which Constellation Energy or its affiliates have made contributions during the past three years. Contributions to any one tax-exempt organization did not exceed $200,000 in any of the past three years and did not exceed 2% of any such organization’s consolidated gross revenues in any of the past three years.

•

A subsidiary of Constellation Energy has paid fees to a law firm, of which Mr. Curtiss was a partner until April 2008, for legal services rendered in each of the past three years. The amounts paid to the law firm during the past three years and while Mr. Curtiss was a partner ranged from $116,000 to $829,000 and did not exceed 2% of the law firm’s consolidated gross revenues in any of the past three years. Mr. Curtiss did not have a material direct or indirect interest in the relationship.

CORPORATE GOVERNANCE

The Board of Directors met eight times in 2009. Each of the directors nominated for reelection attended 75% or more of the total number of meetings of the Board of Directors and of any committees on which the director served.

The Board of Directors has adopted a policy which encourages each director to attend the annual meeting of shareholders. Eleven of the twelve directors in office as of the date of the 2009 annual meeting of shareholders attended the meeting.

Committee of the Board of Directors

The Board of Directors has the following committees:

Executive Committee: This committee may exercise all of the powers of the Board of Directors, except that it may not authorize dividends or the issuance of stock (except in certain limited circumstances authorized by the Board of Directors), recommend to shareholders any action requiring shareholder approval, amend the bylaws, or approve mergers or share exchanges that do not require shareholder approval. The committee met eight times in 2009. Mr. Shattuck is Chairman, and Messrs. Brady, Camus, Curtiss and Lawless and Dr. Hrabowski are members.

Audit Committee: This committee oversees Constellation Energy’s auditing, accounting, financial reporting, risk management, corporate compliance and internal control functions as set forth in its charter. The committee also approves the services provided by Constellation Energy’s independent registered public accounting firm, and monitors and evaluates its performance, the fees paid, and the compatibility of the non-audit services provided by the firm with maintaining the firm’s independence. Each member of the committee is an “audit committee financial expert” as that term is defined in the applicable rules of the Securities and Exchange Commission (SEC), and “financially literate” as that term is defined in the listing standards of the NYSE. Mr. Brady currently serves on the audit committees of three other public companies. The Board of Directors has determined that such service does not impair the ability of Mr. Brady to effectively serve on the committee. The committee met nine times in 2009. Mr. Brady is Chairman, and Messrs. de Balmann and Skolds and Ms. Berzin are members.

Committee on Nuclear Power: This committee advises the Board of Directors on Constellation Energy’s participation in two joint ventures with Electricite de France, one relating to an existing nuclear generation and operation business and the other relating to new nuclear generation initiatives. The committee met eight times in 2009. Mr. Curtiss is Chairman, and Ms. Lampton and Messrs. Camus and Skolds are members.

Compensation Committee: With respect to compensation and benefits matters, this committee is responsible for:

•	reviewing and recommending to the Board of Directors compensation for directors,

•	establishing total compensation for the chief executive officer and other executive officers,

•

reviewing and approving the goals and objectives relevant to the chief executive officer’s compensation, evaluating the chief executive officer’s performance in light of those goals and objectives and setting the chief executive officer’s compensation level based on this evaluation,

•	establishing the design of benefit plans in which directors and executive officers participate,

•	establishing and periodically reviewing policies concerning perquisites and fringe benefits for the chief executive officer and other executive officers,

•	approving the terms of any severance, change in control or employment contract for the chief executive officer and other executive officers,

•

reviewing and discussing with management the Compensation Discussion and Analysis to be included in the proxy statement, recommending inclusion of the Compensation Discussion and Analysis in the proxy statement to the Board of Directors and reviewing any other material disclosure concerning compensation matters,

•	reviewing and discussing with management Constellation Energy’s disclosure controls and procedures relating to executive compensation matters,

•

reviewing and discussing with management its assessment as to whether risks arising from Constellation Energy’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on Constellation Energy and any proposed disclosures related to such assessment,

•	reviewing and making recommendations to the Board of Directors with respect to executive incentive compensation plans and equity-based plans, and

•	approving and periodically reviewing director and executive officer stock ownership guidelines.

        This committee also reviews the recommendations of the chief executive officer for candidates for positions as executive officers of Constellation Energy and recommends candidates to the Board of Directors. The committee also oversees succession planning for the chief executive officer and senior management. The committee met five times in 2009. Mr. Lawless is Chairman, and Mr. Sullivan and Dr. Hrabowski are members. Information on the roles of executive officers and compensation consultants in determining or recommending the amount or form of executive and director compensation is provided under Compensation Discussion and Analysis and Director Compensation below.

Nominating and Corporate Governance Committee: This committee considers and recommends to the Board of Directors nominees for election as directors, including nominees recommended by shareholders. It oversees corporate governance, Board of Directors composition, annual evaluations of the Board of Directors and its committees, and committee structure, membership and functions. The committee periodically reviews Constellation Energy’s Corporate Governance Guidelines and Principles of Business Integrity. The committee met four times in 2009. Dr. Hrabowski is Chairman, and Messrs. Lawless and Sullivan are members.

The Audit, Compensation and Nominating and Corporate Governance Committees are composed entirely of independent directors under NYSE listing standards, SEC requirements and other applicable laws, rules and regulations.

Constellation Energy maintains on its website, www.constellation.com, copies of the charters of each of the committees of the Board of Directors, as well as copies of its Corporate Governance Guidelines, Principles of Business Integrity, Corporate Compliance Program, Insider Trading Policy, Policy and Procedures with respect to Related Person Transactions and Information Disclosure Policy. Copies of these documents are also available in print upon request of Constellation Energy’s Corporate Secretary. The Principles of Business Integrity is a code of ethics which applies to all of our directors, officers and employees, including the chief executive officer, chief financial officer and chief accounting officer. Constellation Energy will post any amendments to, or waivers of, the Principles of Business Integrity applicable to its chief executive officer, chief financial officer or chief accounting officer on its website.

Role of Board of Directors in Risk Oversight

The Board of Directors is actively engaged in overseeing risk management for Constellation Energy including management of strategic risks. Through the Audit Committee, the Board of Directors periodically reviews compliance with Constellation Energy’s risk parameters, limits and trading guidelines, including the value at risk (VaR) limit established by the Board of Directors. Senior management, through a Risk Management Committee (RMC), is responsible for establishing risk management policies, reviewing procedures for the identification, assessment, measurement and management of risks, and monitoring and reporting risk exposures. The RMC’s responsibilities are facilitated by a Risk Management Group (RMG). The RMG enforces compliance with risk management policies and risk limits. The RMG reports to the Chief Risk Officer, who provides regular risk management updates to the Audit Committee and the Board of Directors. The Chief Risk Officer also coordinates with the risk management committees at Constellation Energy’s business units. The

Audit Committee provides a full report on its risk management oversight activities to the Board of Directors on a regular basis to ensure that the Board of Directors has an opportunity to review and consider risk management matters.

In addition, each of the other committees of the Board of Directors considers the risks within its areas of responsibilities. For example, the Compensation Committee reviews the risks arising from Constellation Energy’s compensation policies and practices to determine whether those risks are reasonably likely to have a material adverse effect on Constellation Energy, and the Committee on Nuclear Power reviews risks relating to Constellation Energy’s participation in two nuclear energy-related joint ventures.

The Board of Directors believes that Constellation Energy’s current Board leadership structure, as discussed below, takes into account the Board of Directors’ role in risk management oversight including the appropriate delegation of risk management oversight responsibilities to the various committees of the Board of Directors.

Leadership Structure of Board of Directors

The Board of Directors believes that no single board leadership structure is universally or permanently appropriate and that Constellation Energy’s shareholders are best served if the Board of Directors has the flexibility to adapt its leadership structure from time to time in appropriate consideration of then-existing facts and circumstances. Under Constellation Energy’s bylaws and Corporate Governance Guidelines, the Board of Directors has the flexibility to combine or separate the Chairman of the Board and CEO positions to ensure that the best qualified persons are chosen to serve as Chairman of the Board and CEO. Currently, Mr. Shattuck serves as both Constellation Energy’s Chairman of the Board and CEO. The Board of Directors believes that Mr. Shattuck is best situated to serve as Chairman of the Board because he is the director most familiar with Constellation Energy’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of Constellation Energy’s strategy. For Constellation Energy, combining the roles of the Chairman of the Board and CEO provides for more effective leadership of the Board of Directors and management of Constellation Energy’s business by promoting strategy development and execution, and facilitating information flow between management and the Board of Directors.

The Board of Directors also believes that Constellation Energy’s existing corporate governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, Constellation Energy’s senior management. These practices, which are set forth in Constellation Energy’s Corporate Governance Guidelines and committee charters, include:

•	Director Independence. Under NYSE listing requirements, a majority of our directors must be independent. At present, all of our directors, other than Messrs. Shattuck and Camus, are independent.

•

Lead Director. The Board of Directors designates a “Lead Director” from among the independent directors. The Board of Directors has currently designated, Mr. Lawless, the Chairman of the Compensation Committee, to act as its Lead Director. In that capacity, Mr. Lawless, has the following leadership duties and authority:

•	presiding at all meetings of the Board of Directors where the Chairman of the Board of Directors is not present;

•	serving as a liaison between the Chairman of the Board of Directors and the independent directors;

•	approving information sent to the Board of Directors, and agendas and meeting schedules for Board of Directors meetings;

•	calling meetings of independent directors;

•	chairing executive sessions of the independent members of the Board of Directors; and

•	serving as a contact for shareholder complaints (other than auditing/accounting complaints, for which the Chairman of the Audit Committee is the contact for shareholders).

Interested parties may communicate directly with Mr. Lawless in his capacity as Lead Director by writing to the Corporate Secretary, Constellation Energy Group, Inc., 100 Constellation Way, Suite 1800P, Baltimore, Maryland 21202, or by calling (877) 248-1476.

•

Board Committees. Four Board committees provide independent oversight of management—the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Committee on Nuclear Power. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is composed entirely of independent directors. The Committee on Nuclear Power consists of three independent directors and Mr. Camus, who has extensive experience in the nuclear energy industry. Each committee holds regular executive sessions at which only committee members are present and is authorized to retain its own outside counsel and other advisors as it deems necessary. The members and chairman of each committee are elected by the Board of Directors and the composition of each committee is reviewed annually by the Nominating and Corporate Governance Committee. Each committee provides to the Board of Directors a full report of its activity conducted in accordance with its charter.

•

Regular Meetings and Executive Sessions. The Board of Directors meets at regularly scheduled meetings at least six times per year, and will meet more often if necessary. Any director may request items to be included on the Board and committee meeting agendas, and any director may raise subjects that are not on the agenda. Executive sessions of the independent directors are held prior to or following each regularly scheduled meeting of the Board of Directors. Each Board member has complete and unfettered access to management.

The shareholders of Constellation Energy also have mechanisms available to them to ensure that the Board of Directors retains appropriate oversight of the CEO and other senior management. For instance, each year, each member of the Board of Directors must be elected by shareholders under a majority voting standard. In addition, as discussed in Shareholder Communications, any shareholder may communicate with the any member of the Board of Directors.

NOMINATIONS FOR DIRECTOR

The Board of Directors seeks nominees with a broad diversity of experience, professions, viewpoints, skills and backgrounds that will enable them to make a significant contribution to the Board of Directors, Constellation Energy and its shareholders. Annually, the Nominating and Corporate Governance Committee reviews the qualifications and backgrounds of the directors, as well as the overall composition of the Board of Directors, and recommends to the full Board of Directors the slate of director candidates to be nominated for election at the next annual meeting of shareholders.

The Board of Directors believes that the backgrounds and qualifications of the current director nominees, considered as a group, provide a broad diversity of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities.

Constellation Energy’s Corporate Governance Guidelines, a copy of which is maintained on our website, www.constellation.com, include the following criteria that are to be considered by the Nominating and Corporate Governance Committee and Board of Directors in considering candidates for nomination to the Board of Directors:

•

Experience, including leadership experience in business or administrative activities; breadth of knowledge about issues affecting Constellation Energy and the industries/markets in which it operates; and the ability and willingness to contribute special competencies to Board of Directors activities.

•

Personal attributes, including unquestioned personal integrity; loyalty to Constellation Energy and concern for its success and welfare; willingness to criticize and to apply sound business ethics and independent judgment; awareness of the director’s role in Constellation Energy’s corporate citizenship responsibilities and image; availability for meetings and consultation on Constellation Energy matters; broad contacts with relevant business and political leaders; and willingness to assume broad stewardship responsibility on behalf of all constituents for the management of Constellation Energy.

•

Each Board of Directors member is expected to devote sufficient time to carrying out Board of Directors duties and responsibilities effectively and should be committed to serve on the Board of Directors for an extended period of time.

•

Each Board of Directors member is expected to become a shareholder and have a financial stake in Constellation Energy. In this regard, directors are required to, within five years of the later of (a) October 23, 2004, or (b) their initial appointment as a director of Constellation Energy, own Constellation Energy stock or deferred stock units with a value equal to at least five times the amount of their annual cash retainer for service as a director.

•	Qualified candidates for membership on the Board of Directors will be considered without regard to race, color, religion, sex, sexual orientation, ancestry, national origin or disability.

The Board of Directors has adopted a policy whereby the Nominating and Corporate Governance Committee shall consider the recommendations of shareholders with respect to candidates for election to the Board of Directors and the process and criteria for such candidates shall be the same as those currently used by Constellation Energy or otherwise suggested by the Board of Directors or management for director candidates recommended by the Board of Directors. From time to time, the Nominating and Corporate Governance Committee may retain third party search firms to assist the Board of Directors in identifying and evaluating potential nominees to the Board of Directors.

Each of the nominees for director proposed by the Board of Directors is a current director of Constellation Energy, and, as discussed in Determination of Independence, all of them (other than Messrs. Shattuck and Camus) have been determined by the Board of Directors to be independent under NYSE listing standards.

A shareholder who wishes to recommend to the Nominating and Corporate Governance Committee a nominee for director for the 2011 annual meeting of shareholders should submit the recommendation in writing to the Corporate Secretary, Constellation Energy Group, Inc., 100 Constellation Way, Suite 1800P, Baltimore, Maryland 21202 so it is received by January 31, 2011.

SHAREHOLDER COMMUNICATIONS

The Board of Directors has adopted a policy whereby any communications from shareholders of Constellation Energy to the Board of Directors shall be directed to Constellation Energy’s Corporate Secretary, who shall (i) determine whether any of such communications are significant, and promptly forward significant communications to the Board of Directors, and (ii) keep a record of all shareholder communications that the Corporate Secretary deems not to be significant and report such communications to the Board of Directors on a periodic basis, but not less frequently than quarterly.

A Constellation Energy shareholder who wishes to communicate to the Board of Directors may submit such communication in writing to the Corporate Secretary, Constellation Energy Group, Inc., 100 Constellation Way, Suite 1800P, Baltimore, Maryland 21202, or call (877) 248-1476.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Électricité de France

As disclosed in Stock Ownership, EDF Inc. (EDFD) beneficially owns more than five percent of Constellation Energy’s voting securities. In addition, Mr. Camus, a member of Constellation Energy’s Board of Directors, serves as an executive officer of EDF Group.

On November 6, 2009, EDFD acquired a 49.99% membership interest in Constellation Energy Nuclear Group, LLC (CENG), the nuclear generation and operation business of Constellation Energy, in accordance with the terms and conditions of a master agreement among Constellation Energy, EDFD and certain of their affiliates dated December 17, 2008, as amended. Under the terms of the master agreement, EDFD paid approximately $3.5 billion in cash and surrendered the Series B Preferred Stock with a $1.0 billion stated value (plus accrued and unpaid dividends) that Constellation Energy had issued to EDFD in December 2008. Pursuant to the master agreement, CENG, EDFD and certain affiliates of Constellation Energy executed an operating agreement to govern the ongoing operation of CENG. As contemplated by the terms of the master agreement, EDFD paid $70 million to a subsidiary of Constellation Energy, which reflected estimated costs related to various consents, approvals and other matters related to the acquisition transaction, and contributed $36 million to the Constellation Energy Group Foundation. Previously, pursuant to the master agreement, EDFD reimbursed Constellation Energy for $150 million of transaction expenses.

In addition, EDFD and its affiliates have and will provide Constellation Energy with additional liquidity support through an asset put option arrangement pursuant to which Constellation Energy could, at its option at any time through December 31, 2010, sell to EDFD non-nuclear generation assets of Constellation Energy having an aggregate value of up to $2 billion. Constellation Energy has not exercised this put option as of the date of this Proxy Statement.

These transactions are summarized in additional detail in the Annual Report accompanying this Proxy Statement and in Constellation Energy’s Current Reports on Form 8-K filed on December 18, 2008 and November 12, 2009.

Policy and Procedures with respect to Transactions with Related Persons

Constellation Energy has adopted a Policy and Procedures with respect to Related Person Transactions, a copy of which is available on Constellation Energy’s website at

www.constellation.com. This policy sets forth the review and approval requirements for transactions in which Constellation Energy will be a participant and any Constellation Energy director, director nominee, executive officer, other employee or greater than 5% beneficial owner of Constellation Energy common stock, or any immediate family member or any affiliated entity of such persons, has a direct or indirect interest.

Pursuant to this policy, any proposed transaction that would require disclosure under the SEC’s related persons transaction disclosure requirements must be submitted to the Nominating and Corporate Governance Committee for consideration at the next committee meeting, or, if it is not practicable or desirable to wait until the next meeting, to the Chair of the Nominating and Corporate Governance Committee, who has delegated authority to act between committee meetings. No member of the Nominating and Corporate Governance Committee may participate in any consideration or approval of any related person transaction with respect to which such member or any of such member’s immediate family members is the related person.

The Nominating and Corporate Governance Committee or the Chair may approve only those related persons transactions that are in, or are not inconsistent with, the best interests of Constellation Energy and its shareholders, as the Committee or the Chair determines in good faith. In making such a determination, the Nominating and Corporate Governance Committee or the Chair is required to consider all of the relevant facts and circumstances relating to the transaction including, but not limited to, the following:

•	the benefits to Constellation Energy;

•	if the transaction involves a director, a member of the director’s immediate family or entity affiliated with the director, the impact on the director’s independence;

•	the availability of other sources for comparable products or services;

•	the terms of the transaction; and

•	the terms available to unrelated third parties.

If Constellation Energy becomes aware of an ongoing related person transaction subject to the SEC’s related persons transaction disclosure requirements that was not properly approved, it must be submitted to the Nominating and Corporate Governance Committee or the Chair for an evaluation of all the options, including ratification, amendment or termination. If the related persons transaction has been completed, the Nominating and Corporate Governance Committee or the Chair must determine if rescission of the transaction is appropriate and request that Constellation Energy’s chief compliance officer determine the reason the transaction was not properly approved and whether any changes to the related persons transaction approval policy and procedures are recommended.

The Chair must report to the Nominating and Corporate Governance Committee at the next Committee meeting any approval made by him pursuant to his delegated authority and the Committee must periodically report on its activities pursuant to the policy to the Board of Directors. Annually, the Committee reviews any previously approved related persons transactions involving executive officers or directors that remain ongoing to determine if it remains in the best interests of Constellation Energy and its shareholders to continue the transaction.

The full Board of Directors (which included all members of the Nominating and Corporate Governance Committee) approved the transactions with Électricité de France given their significance to Constellation Energy.

During 2009, there were no other transactions with related persons required to be reported under the applicable rules and regulations of the SEC.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee of the Board of Directors is to assist the Board of Directors in its oversight of Constellation Energy’s responsibility relating to: (i) the integrity of Constellation Energy’s financial statements; (ii) compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; (iv) the performance of Constellation Energy’s internal auditors and independent registered public accounting firm; (v) risk assessment; and (vi) risk management. We operate pursuant to a charter, a current copy of which is available on Constellation Energy’s website at www.constellation.com. Management of Constellation Energy is responsible for the preparation, presentation and integrity of Constellation Energy’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing Constellation Energy’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters they deem appropriate.

In the performance of our oversight function, we have considered and discussed the audited financial statements with management and the independent registered public accounting firm. We also have discussed with the independent registered public accounting firm such firm’s audit of the effectiveness of Constellation Energy’s internal control over financial reporting. We rely without independent verification on the information provided to us and on the representations made by management and the independent registered public accounting firm. We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, we have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, as currently in effect, and have considered whether the provision of non-audit services by the independent registered public accounting firm to Constellation Energy is compatible with maintaining the independent registered public accounting firm’s independence and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the reports and discussions described in this report, we recommended to the Board of Directors that the audited financial statements be included in Constellation Energy’s Annual Report on Form 10-K for the year ended December 31, 2009 filed with the Securities and Exchange Commission.

James T. Brady, Chairman	Ann C. Berzin
Yves C. de Balmann	John L. Skolds

February 25, 2010

STOCK OWNERSHIP

Stock Ownership of Five Percent Beneficial Owners

As of March 19, 2010, to the knowledge of the Board of Directors, the only persons beneficially owning more than 5% of Constellation Energy voting securities were:

Name and address of beneficial owner	Title of class	Amount of beneficial ownership	Percent of class
FMR LLC[1] 82 Devonshire Street Boston, MA 02109	Common Stock	20,036,121	9.97%
EDF Inc.[2] 1300 I Street, N.W. Washington, DC 20005	Common Stock	16,964,095	8.44%
BlackRock, Inc.[3] 40 East 52nd Street New York, NY 10022	Common Stock	10,060,501	5.01%

[1]

According to Schedule 13G filed February 16, 2010, FMR LLC has disclosed that it, together with certain affiliated entities, directly or indirectly, has sole power to direct the vote of 2,444,701 shares and sole power to direct the disposition of 20,036,121 shares.

[2]

According to Amendment No. 5 to Schedule 13D filed on April 6, 2010, EDFD has disclosed that it is the beneficial owner of 16,964,095 shares and shares power to direct the vote and to direct the disposition of the shares with Électricité de France S.A. and EDFI, as the direct and indirect parent companies of EDFD. EDFI and Constellation Energy have entered into an Amended and Restated Investor Agreement dated December 17, 2008 that permits EDFI and its subsidiaries and controlled affiliates (the EDFI Group) to acquire up to 9.9% of Constellation Energy’s common stock, imposes certain standstill provisions on the EDFI Group and requires EDFI to vote any shares of Constellation Energy common stock that it beneficially owns in the manner recommended by Constellation Energy’s board of directors. The EDFI Group will be freed from certain of the standstill provisions so that it may acquire additional shares of Constellation Energy common stock above the 9.9% limitation and vote its shares in its discretion in connection with certain extraordinary events, such as a change in control transaction. EDFI is permitted to sell shares of Constellation Energy’s common stock at any time in accordance with the requirements of Rule 144 adopted under the Securities Exchange Act of 1934.

[3]

According to Schedule 13G filed January 29, 2010, BlackRock, Inc. has disclosed that it, together with certain affiliated entities, directly or indirectly, has sole power to direct the vote and disposition of 10,060,501 shares.

Stock Ownership of Directors and Executive Officers

The following table shows as of March 19, 2010, the beneficial ownership of Constellation Energy common stock of each director, the named executive officers of Constellation Energy shown in the 2009 Summary Compensation Table, and all directors and executive officers as a group. If the individual participates in Constellation Energy’s long-term incentive plans, Shareholder Investment Plan or Employee Savings Plan, those shares are included. Each of the individuals listed in the table beneficially owned less than 1% of the outstanding shares of Constellation Energy common stock, except Mr. Shattuck, who beneficially owned approximately 1.3% of the outstanding shares. All directors and executive officers as a group beneficially owned approximately 2.0% of the outstanding shares of Constellation Energy common stock. None of them beneficially owned shares of any other class of our or any of our subsidiaries’ equity securities. The address of each executive officer and director is c/o Constellation Energy Group, Inc., 100 Constellation Way, Baltimore, Maryland 21202.

Name	Beneficial Ownership (Shares of Common Stock)[1]		Deferred Stock Units[2]
Henry B. Barron	54,823	[3]	28,050
Ann C. Berzin	-0-		10,666
James T. Brady	2,966		12,294
Daniel Camus	-0-		-0-
James R. Curtiss	2,450		19,399
Yves C. de Balmann	2,055		18,992
Freeman A. Hrabowski, III	3,667		21,499
Kathleen W. Hyle	67,732	[3]	13,546
Nancy Lampton	14,179	[4]	18,264
Robert J. Lawless	3,520		20,642
Mayo A. Shattuck III	2,569,806	[3]	42,778
John L. Skolds	-0-		10,971
Michael D. Sullivan	9,878		12,916
Jonathan W. Thayer	110,487	[3] ,5	7,130
Michael J. Wallace	813,812	[3,6]	21,817
All Directors and Executive Officers as a group (22 individuals)	4,100,346	[3]

[1]	Amounts included in the Deferred Stock Units column are not included in this column.
[2]

For non-employee directors, deferred stock units represent the deferral of retainers and restricted stock awards in deferred stock units, as further described in Director Compensation. For executive officers, deferred stock units represent fully vested restricted stock units that provide for the issuance of shares of common stock to the executive officer on December 31, 2010 or, in the case of Mr. Shattuck, two years after the grant date, and are subject to restrictions on transfer until that time. In addition, Mr. Barron’s deferred stock units also represent unvested service-based restricted stock units that will settle in cash or shares of common stock at the sole discretion of Constellation Energy and vest ratably over four years beginning April 1, 2009.

[3]

Includes the following shares that may be acquired upon exercise of stock options that are exercisable on or within 60 days after March 19, 2010: Mr. Barron, 49,970 shares; Ms. Hyle, 67,260 shares; Mr. Shattuck, 2,274,834 shares; Mr. Thayer, 106,867 shares; Mr. Wallace, 604,449 shares and all directors and executive officers as a group, 3,509,839 shares.

[4]	Includes 7,500 shares held by Hardscuffle, Inc. Ms. Lampton disclaims beneficial ownership of such securities.
[5]	Includes 1,400 shares held by Mr. Thayer’s children.
[6]

Includes 148,043 shares held by trusts for which Mr. Wallace and his wife are trustees and share voting and investment power. The shares held by the trusts are pledged as security. In addition, includes 4,200 shares held by a family foundation of which Mr. Wallace serves as a trustee.

EXECUTIVE AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

In this compensation discussion and analysis, we explain our general compensation philosophy for the executives named in the 2009 Summary Compensation Table, our named executive officers, as well as provide an overview and analysis of the different material elements of compensation that we provide our named executive officers. We have organized our discussion and analysis as follows:

•	First, we discuss our 2009 strategic business objectives and how they affected executive compensation.

•	Next, we give a broad overview of our compensation philosophy, the objectives of our compensation program and what our compensation program is designed to reward.

•	Then, we discuss our use of compensation consultants and our approach to benchmarking the compensation for each of the named executive officers.

•

Finally, we describe each material element of compensation that we pay to our named executive officers, how we selected the various elements and amounts of compensation, and how decisions we make about one element of compensation fit into our overall compensation program and affect decisions regarding other elements of compensation.

Executive Compensation Framework

In 2009, following a very difficult year in which the collapse of credit markets and the extreme volatility in energy markets severely impacted our liquidity, we continued our focus on increasing available liquidity, reducing our business risk and strengthening our balance sheet. As a result, the 2009 short-term incentive program consisted of financial, operational and strategic objectives that focused on strengthening our overall financial position. The funding mechanism for the 2009 short-term incentives pool was based on an assessment of successful achievement of several objectives including the following:

•	Earnings per share performance

•	Cash flow and liquidity

•	Closing of a transaction with EDF Group and related entities (EDF)

•	Completing several key divestitures

•

Operational efficiency factors including achievements such as cost management, reduction in portfolio risk, plant reliability, employee retention, succession planning, managing political and regulatory relationships, customer satisfaction, environmental stewardship, reputation as a leader in the new nuclear industry, safety and system reliability

The Compensation Committee also considered the overall structure of the company’s short-term and long-term incentive programs. The Committee determined that the overall structure of the programs, including the use of annual performance-based awards and long-term awards consisting of stock options and performance units, continues to serve the Committee’s stated purpose of paying for performance. As a consequence, the overall structure of Constellation Energy’s 2009 compensation program remained largely unchanged from prior years.

Other Key Executive Compensation Initiatives

While the 2009 compensation program structure was consistent with our historical approach, during the past year Constellation Energy made revisions to certain of our executive compensation practices. Among the actions taken were the following:

•

We eliminated tax gross-ups on perquisites received by our executive officers, except for any tax gross-up on relocation benefits. We provide tax gross-up to all employees who receive relocation benefits, which is a prevalent market practice.

•	Messrs. Shattuck, Barron and Wallace voluntarily terminated their change in control severance agreements. As a result, no executive officer has a change in control agreement.

•

The Compensation Committee adopted a claw back policy that applies to all executive officers with respect to all short-term incentive awards beginning with the 2010 short-term incentive award to be paid in early 2011 and all long-term incentive awards beginning with those granted in 2010. If any of Constellation Energy’s financial or operating results or disclosures are restated or otherwise adjusted in a material respect within three years of the initial reporting period and an executive officer is determined to have been knowingly engaged in misconduct or grossly negligent in failing to prevent the misconduct directly related to such restatement or adjustment, Constellation Energy may require repayment of incentive compensation to the company and forfeiture of any such compensation that has been accrued. This applies to any current or former executive officer and includes any short-term incentive compensation, bonus or long-term incentive compensation paid or delivered in excess of the amount which would have been paid or delivered after taking into account such restatement. The determination as to whether the criteria for a claw back has been met will be made by the Compensation Committee.

Executive Compensation Objectives and Major Policies

In structuring the compensation program for our named executive officers, the Compensation Committee traditionally has taken into account that we have multiple businesses. For 2009, that included considering BGE, a regulated electric and gas public utility in central Maryland, which is owned by Constellation Energy, and Constellation Energy’s merchant energy business, which consisted of:

•	a power generation and development operation that owns, operates and maintains fossil and renewable generating facilities;

•

a nuclear generation operation that owns, operates and maintains nuclear generating facilities which was wholly-owned by Constellation Energy through November 6, 2009 and in which Constellation Energy now has a 50.01% interest following the closing of the transaction with EDF;

•	a customer supply operation that primarily provides products and services to meet the energy requirements of wholesale and retail customers; and

•

a commodities operation that manages contractually controlled physical assets, including generation facilities and natural gas properties, provides risk management services and trades energy and energy related commodities to facilitate portfolio management.

As a result of the multiple businesses, we compete for executive talent from a variety of labor market pools.

In general, executive compensation is highly leveraged so that executives are rewarded for achieving and exceeding metrics that support our corporate strategy. The compensation policies are designed to meet the following objectives:

•

encourage our executives to manage Constellation Energy in the long-term best interests of its shareholders by aligning their interests with our shareholders’ interests and rewarding them for sustained stock price appreciation and total shareholder return over a multiple year performance period;

•	maintain strong links between executive compensation and both short-term and long-term performance by rewarding our executives for successful achievement of financial, strategic and operational goals;

•	compete for, attract and retain highly motivated employees with outstanding skills who are best suited to drive our success over the long term;

•	reflect the differences among our businesses; and

•	ensure that risks arising from compensation programs are not reasonably likely to have a material adverse effect on Constellation Energy (see Compensation Risk Assessment on page 56).

To accomplish these objectives, the Compensation Committee, taking into account corporate, staff and business unit and individual performance, administers the compensation program so that:

•

A high proportion of our executive officers’ compensation is performance-based in the form of short-term and long-term incentive opportunities which maintains a strong link between compensation and performance. For example, for 2009, on average more than 87% of our named executive officers’ total direct compensation (i.e., base salary plus short-term plus long-term incentives) was contingent on performance as set forth in the chart below.

Average Compensation Mix for Named Executive Officers*

*	Consists of base salary as of December 31, 2009, 2009 short-term incentive paid in March 2010 (as reported in the Non-Equity Incentive Plan Compensation column and footnote 4 of the 2009 Summary Compensation Table) and 2009 long-term incentive award granted in February 2009 (as reported in the Stock Awards and Options Awards columns of the 2009 Summary Compensation Table).

•

Generally speaking, executive base salaries are established with reference to compensation data at the 50th percentile for comparable positions in the labor pools from which we recruit. Short-term cash incentive awards also are expected to approximate the 50th percentile in a year of good, but not exceptional, company and individual performance as determined by the Compensation Committee. The incentive program is sufficiently related to performance results such that total compensation (i.e., base salary plus short-term incentives) should attain the top quartile of the market when the Committee determines that individual and company performance have been exceptional. We use this approach because it allows Constellation Energy to provide competitive base salaries and short-term incentive awards that promote exceptional performance by virtue of the opportunity for higher incentive payments, which allows us to compete for, attract and retain executive talent.

•

As discussed more fully below, long-term incentive award grants generally provide the opportunity, based on company actual long-term performance, for total direct compensation in a year of good but not exceptional performance to approximate the 50th percentile of the market, and generally vest over a period of three years to provide retention incentives.

•

Approximately half of each executive officer’s annual total direct compensation is in the form of stock-based or stock-linked awards, such as stock options, restricted stock and performance units, so as to tie a significant portion of long-term compensation to stock price appreciation realized by all Constellation Energy shareholders.

Use of Compensation Consultants and Benchmarking

Overview

Constellation Energy administers compensation changes for all employees, including our named executive officers on an annual basis. Each February, after performance results for the prior year are finalized and publicly announced, short- and long-term incentive payouts for the prior performance period are determined and base salary changes and long-term incentive grants are approved by the applicable authorized individuals. This administration schedule permits compensation decisions to be made within a reasonable time after disclosure of Constellation Energy’s financial and operational results, so that an assessment of business unit and individual contributions to corporate performance can provide alignment of pay with performance. This schedule also facilitates the establishment of short- and long-term performance metrics that are consistent with Constellation Energy’s business plan objectives communicated to shareholders at the beginning of the year.

Use of Compensation Consultants

Our Compensation Committee retains a compensation consultant to assist the Committee in determining both the mix of compensation that we make available to our named executive officers and the amount of each element, taking into account the general goals of our compensation program. The compensation consultant also provides research and market data to the Compensation Committee and generally advises the Compensation Committee on matters relating to its executive compensation decision making. A representative of the compensation consultant generally attends meetings of the Compensation Committee and also communicates directly with the Compensation Committee Chair. For 2009 our Compensation Committee retained Exequity LLP (Exequity), which exclusively provides executive compensation consulting services to the Compensation Committee and no other consulting services to Constellation Energy.

Benchmarking

With assistance from the compensation consultant, our Compensation Committee has established the following peer groups to benchmark the components of the total direct compensation of our named executive officers:

•	a peer group of 21 energy companies (Energy Peers) that represents the group of companies that is used by management to evaluate operational and financial performance:

AES*	Edison International	PG&E
Allegheny Energy	Entergy	PPL
Ameren*	Exelon	Progress Energy
American Electric Power (AEP)	FirstEnergy	Public Service Enterprise Group (PSEG)
Dominion Resources	FPL Group	Reliant Energy*
Duke Energy	Mirant*	Sempra Energy
Dynegy*	NRG Energy*	The Southern Company

*	Indicates companies added to the peer group during 2009

•

a broad group of over 350 companies (General Industry Peers) in a proprietary database of executive compensation practices which excludes companies from the financial, healthcare and retail industries. Use of data from a broad general industry is a leading benchmarking practice and provides a view of practices and trends outside of the energy industry. The Compensation Committee does not examine the identity of the companies whose pay practices are reflected in the General Industry Peer group, nor does it receive information with respect to pay practices at any individual company.

Constellation Energy management engaged Hewitt Associates to provide market compensation data using the peer groups established by the Compensation Committee which are listed above. Hewitt Associates adjusted benchmark data consistent with standard practice to reflect the pay levels the peer group companies were expected to pay if they were Constellation Energy’s revenue size. Exequity analyzed the benchmark data and provided advice and insight to the Committee regarding competitive pay levels for each named executive officer position. The Compensation Committee reviewed the benchmark data for the Chief Executive Officer, and the Committee and the Chief Executive Officer reviewed the benchmark data for the other named executive officers, at the 50th and 75th percentiles as a reference for determining the 2009 base salary, 2009 short-term incentive award and 2009 long-term incentive target award for Constellation Energy’s named executive officers.

During 2009, Towers Perrin, Inc. was engaged by Constellation Energy management to provide data regarding market competitive compensation practices for our commodities business including market compensation data for each job in that business. In addition to reviewing the data compiled by Hewitt Associates from the peer groups referenced above, Exequity also examined data at the 50th and 75th percentiles for the President/Head of Trading/Marketing Unit from the Towers Perrin, Inc. study for the purposes of providing advice to management on the 2009 short-term incentive award for Ms. Hyle. This included data from the following companies which are either trading and marketing companies from the financial services sector or energy merchant companies whose business strategies align with our commodities business:

Financial Services Companies	Energy Companies
Barclays	BP
Credit Suisse	Exelon
Deutsche Bank	FPL Group
Goldman Sachs	PPL
JPMorgan Chase	Public Service Enterprise Group (PSEG)
Morgan Stanley	Sempra Energy
Shell

Material Elements of Compensation

We paid or provided the following elements of compensation to our named executive officers with respect to 2009:

•

Base salaries. To remain competitive for critical talent, while keeping a significant portion of an executive’s overall compensation performance-based, we targeted the base salaries for our named executive officers to be at approximately the 50th percentile of the base salaries for comparable positions at the peer group companies. For 2009, each named executive officer’s base pay ranged from well below to slightly above the 50 th percentile of the applicable market for comparable positions. None of the named executive officers received a base salary increase for 2009.

•

Short-term incentives. We provided each of our named executive officers with the opportunity to earn an annual cash incentive award for 2009 performance under an Executive Annual Incentive Plan (AIP) that was approved by shareholders in May 2007. These awards are generally intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code.

In February 2009, to focus attention not only on earnings but also on certain key financial, operational and strategic objectives that would enable Constellation Energy to strengthen its financial condition, the Compensation Committee approved a funding mechanism for the pool from which the 2009 short-term incentives for the named executive officers were to be paid based on successful achievement of a number of different performance metrics (the 2009 corporate scorecard). The performance metrics, which were not given specific weightings, were:

➢	Financial

¡	An adjusted 2009 earnings per share (EPS) range consistent with our February 2009 earnings guidance to investors, reflecting target performance of $2.90 to $3.04 per share

¡	Cash flow, liquidity, investment grade rating and risk management objectives to strengthen our overall financial position including:

■	Maintain a funds from operation (FFO) to debt ratio with target performance equal to at least 25%

■	Maintain net available liquidity to cover collateral positions in the event of credit rating agency downgrade and assuming a stressed market scenario to achieve target performance

■	Reduce portfolio economic value at risk to between $90 million and $100 million to achieve target performance

■	Maintain credit metrics consistent with an investment grade rating to achieve target performance

■	Effectively control bad debt expense so that such expense increases by no more than 18% from 2008 to achieve target performance

¡	Cost control measures including operation and maintenance expense of no more than 46% of 2009 gross margin to achieve target performance

➢	Strategic

¡	Closing of the EDF transaction by year end 2009 to achieve target performance

¡	Divestiture of our non-core international coal business and Houston-based gas trading operations by no later than September 30, 2009 for target performance

➢	Operational

¡	Safety and reliability performance across all of our businesses, including

■	For BGE

•	Average annual electric system interruptions per customer of no more than 1.35 to achieve target performance

•	Average annual hours of interruption per electric customer served of no more than 2.8 to achieve target performance

■	For our fleet of nuclear plants, a capacity factor at least 94.3% to achieve target performance

■	Plant reliability for our fossil plants of at least 90% to achieve target performance

■	Company-wide safety performance with target performance equal to an OSHA recordable injury rate of no more than 1.3

➢	Employee

¡	Development and deployment of succession planning and talent management processes

➢	Stewardship

¡	Achievements such as maintaining and expanding political and regulatory relationships, customer satisfaction, environmental stewardship and reputation as a leader in the new nuclear industry

Threshold, target and maximum annual incentive amounts were not established for Mr. Shattuck. Target annual incentive amounts of 100% of base pay were established for Messrs. Thayer, Barron and Wallace and Ms. Hyle, but threshold and maximum annual incentive amounts were not established for these other named executive officers.

At the Compensation Committee meeting in February 2010, the determination of the 2009 short-term incentive payouts to the Chief Executive Officer and other named executive officers was not based on specific formulas or weighting of the performance metrics but took into account the following material factors:

➢	The Committee reviewed company performance under the 2009 corporate scorecard and determined that the company met or exceeded each of the scorecard metrics.

¡	Adjusted EPS for 2009 of $3.36, as publicly reported, was above the adjusted EPS target performance established at the beginning of the year.

¡

Management successfully advanced Constellation Energy’s de-risking efforts and collateral reduction activities that resulted in significant cash flow and liquidity improvements for the company such that net available liquidity at the end of 2009 was above Constellation Energy’s downgrade collateral requirements in a stressed market scenario.

¡	Our FFO to debt ratio of 32% substantially exceeded target.

¡	Portfolio economic value at risk was reduced to $73 million, substantially exceeding target performance.

¡	Constellation Energy achieved stable investment grade ratings with three rating agencies re-affirming our investment grade rating.

¡	Through our active risk management and hedging program our portfolio was adjusted to insulate company results from depressed commodity prices.

¡	Bad debt expense did not increase during the year, exceeding target performance.

¡	Nuclear generation achieved a greater than 95% capacity factor which was the highest in the industry and exceeded target performance.

¡	Fossil generation achieved 90% reliability, attaining target performance.

¡	BGE outperformed its customer satisfaction objectives and exceeded all of its operational goals, including safety and reliability.

¡	Retail electric customer supply improved on its customer satisfaction objectives, achieving target performance.

¡

We successfully completed key strategic initiatives by closing our nuclear joint venture with EDF by year end and divesting our non-core trading and marketing businesses during the first quarter of 2009.

¡	We exceeded 2009 safety performance goals across the company with an OSHA recordable injury rate of 1.19.

¡	Operations and maintenance costs were 46% of gross margin, reflecting target performance.

¡	Major capital projects were successfully managed within budget and on schedule.

¡	Constellation Energy made substantial advances in talent management, diversity and mentoring program initiatives.

¡	We expanded our political and regulatory relationships during 2009.

➢	The Chief Executive Officer presented to the Committee his proposed short-term incentive payouts for the other named executive officers.

➢	The Committee reviewed the benchmarking, survey and market data discussed above in Benchmarking.

➢

The Committee considered and agreed with the individual performance assessments that the Chief Executive Officer presented to the Committee for each named executive officer as well as the Chief Executive Officer’s self assessment. The Committee members also discussed their own assessment of each named executive officer’s performance.

➢	The Committee discussed the relative compensation and organizational roles and responsibilities of the named executive officers.

➢

The Committee considered that Mr. Thayer had entered into an agreement with Constellation Energy upon becoming Treasurer that provided for a guaranteed minimum 2009 bonus of $600,000. This agreement expired in March 2010.

The Committee determined that the short-term incentive payouts it approved for the named executive officers were reasonable after reviewing the forgoing material factors. The Committee considered that the resulting total direct compensation for each named executive officer was reasonable in relation to the market data discussed above in Benchmarking, taking into consideration superior company performance during 2009. The Committee also determined that the short-term incentive payouts are fully deductible under Section 162(m) of the Internal Revenue Code.

The short-term incentive payouts approved by the Compensation Committee for the 2009 performance year were delivered in a combination of cash and stock units with sale restriction. The cash portion of the payouts are reflected in the Non-Equity Incentive Plan Compensation column in the 2009 Summary Compensation Table on page 37 and applicable footnotes and, to the extent applicable, the target payouts at the time of grant are reflected in the Grants of Plan-Based Awards table on page 40. The grant date fair value of the stock unit portion of these payouts will be reported in the 2010 Summary Compensation Table and are not included in this Proxy Statement but are quantified in footnote 4 to the 2009 Summary Compensation Table. For Mr. Shattuck, the sale restriction period for these units ends February 26, 2012. For Messrs. Thayer, Barron and Wallace and Ms. Hyle, the sale restriction period ends December 31, 2010.

The Committee recognized that the cash portion of the performance-based short-term incentive award approved for Mr. Thayer of $940,000 exceeded the minimum $600,000 guaranteed 2009 bonus to which he was entitled under the agreement he previously entered into with Constellation Energy. Therefore, the entire cash amount of this award is reflected in the Non-Equity Incentive Plan Compensation column in the 2009 Summary Compensation Table. Mr. Thayer’s agreement expired in March 2010.

•

Long-term incentives. Traditionally, we have taken a portfolio approach to designing our long-term incentive programs, whereby multiple types of performance-based awards comprise our annual grants. During 2009, we benchmarked our grant mix of stock options and performance units and Exequity determined the mix is consistent with prevalent practices at other companies. Our named executive officers have been provided the opportunity to earn long-term incentive awards under our shareholder-approved Executive Long-Term Incentive Plan as follows:

➢	50% of the total grant value in the form of stock options that reward for shareholder value creation, with delivered value tied solely to Constellation Energy’s equity performance and that provide for clear alignment of the interests of our executives with the interests of our shareholders. Stock options deliver value to the executives only if Constellation Energy’s stock price increases above the fair market value of the stock on the date the options are granted, and

➢

50% of the total grant value in the form of cash-based performance units that are tied to Constellation Energy’s relative total shareholder return over the ensuing three years compared to the indexes described below, which also aligns executive and shareholder interests.

These award vehicles promote both improved performance and retention over time. These awards are intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code.

2009 – 2011 Long-Term Incentive Program. In February 2009 the named executive officers each were granted awards under the long-term incentive program. The awards consisted of stock options and performance units. The amounts of the awards approved by the Compensation Committee were based on a review of market data for each job as described in Benchmarking as well as recommendations of the Chief Executive Officer for the other named executive officers.

Stock options were granted on February 27, 2009 with an option price equal to the closing price per share of Constellation Energy common stock on the date of grant ($19.76).

Awards of performance units were made on February 27, 2009 for the three-year performance period that began January 1, 2009. Each performance unit is equivalent to one dollar ($1.00). The value of the performance unit award payout is dependent on one of two measures. The primary measure is Constellation Energy’s total shareholder return for the three-year performance period relative to investment grade large- and mid-cap companies in the Dow Jones Electricity and Multiutilities Indexes. Payout under the primary measure may range from 0% to 200% of the original grant date value based on Constellation Energy’s relative performance, with 50% payout for performance at the 25th percentile and 200% payout for performance at or above the 75th percentile. The secondary measure is Constellation Energy’s total shareholder return for the three-year performance period relative to companies who are in the S&P 500 Index. Payout under the secondary measure may range from 0% to 100% of the original grant date value if the secondary measure results in a greater payout than under the primary measure. Payout under the secondary measure will be at 50% for performance at the 25th percentile and 100% for performance at or above the 75th percentile. Total shareholder return is computed as the change in the fair market value of stock using the average closing price of the stock for the 20 trading days prior to the beginning and the end of the performance period, assuming dividends paid during the performance period are reinvested on the ex-dividend date at the closing price on such date. Performance units vest at the end of a three-year performance period and will be paid out in cash. These performance measures also apply to the performance units granted in 2007 and 2008.

The option grants and performance unit awards approved by the Compensation Committee are reflected in the Grants of Plan-Based Awards Table on page 40.

2007 – 2009 Long-Term Incentive Program. Performance units were granted to Messrs. Shattuck, Thayer, Wallace and Ms. Hyle with a performance period that began January 1, 2007 and ended December 31, 2009. These grants are included in the Outstanding Equity Awards at

Fiscal Year-End Table on page 42. Based on Constellation Energy’s total shareholder return over the three-year period which was below the 25th percentile threshold performance level for both the Dow Jones Electricity and Multiutilities Indexes and the S&P 500 Index, in accordance with the terms governing the performance units at the time of grant, the Compensation Committee determined that no awards were payable under this program.

In 2009, in recognition of his critical role in connection with the joint venture with EDF and following his assumption of the responsibilities of Vice Chairman of Constellation Energy Mr. Wallace was given a one-time special award of service-based restricted stock with a one year vesting period. The grant date fair value of this award is reflected in both the Stock Awards column of the 2009 Summary Compensation Table and in the All Other Stock Awards column of the Grants of Plan Based Awards Table.

•

Supplemental retirement benefits. Constellation Energy sponsors qualified defined benefit employee pension plans that cover most employees, including our named executive officers. In addition, any employee whose pension plan benefit is limited by Internal Revenue Code limitations (including any of our named executive officers) participates in the Benefits Restoration Plan. The purpose of this plan is to provide our named executive officers and other employees who are affected by Internal Revenue Code limitations with the opportunity to receive a pension benefit that bears a comparable ratio to their compensation as is provided to employees whose pensions are not limited by the Internal Revenue Code. This type of plan is prevalent among companies in the general industry and extending participation to our employees enhances the competitiveness of our overall compensation and benefits program.

As described in Pension Benefits beginning on page 44, Constellation Energy also provides Mr. Shattuck with additional supplemental retirement benefits that are designed to deliver a competitive total compensation and benefits package. In 2009, Mr. Shattuck voluntarily imposed a cap for the purposes of computing the retirement benefit under the Constellation Energy Senior Executive Supplemental Plan (Supplemental Plan) in which he participates. The cap reduced the amount of the annual incentive award received in 2005 that was taken into account in computing benefits payable under the Supplemental Plan in 2009 from $4 million to $3 million. Mr. Shattuck voluntarily imposed this cap because he felt that any increase in pension value in 2009 would be inappropriate given the state of the economy and at a time in which Constellation Energy was implementing cost saving measures and changes in its strategic direction. On November 1, 2009, based on his age of 55 and his 10 years of service, Mr. Shattuck became eligible for the retirement benefit under this plan. As of December 31, 2009, Mr. Shattuck is the only executive who participates in this plan.

•

Deferred compensation. Constellation Energy sponsors a qualified 401(k) savings plan that covers most employees, including our named executive officers. Constellation Energy also sponsors a Nonqualified Deferred Compensation Plan that provides the opportunity for eligible employees, including our named executive officers, to defer the receipt of certain compensation including base salary and annual incentives. Under the plan, Constellation Energy matches base salary deferral amounts for salary over the Internal Revenue Service compensation limit (applicable to qualified employee 401(k) plans) using the same matching formula as under the Constellation Energy qualified 401(k) savings plan. The Nonqualified Deferred Compensation Plan is part of our competitive total compensation and benefits package that helps us attract and retain key talent.

•

Perquisites. Executive perquisites are discussed in the footnotes to the 2009 Summary Compensation Table. The Compensation Committee has provided the named executive officers the perquisites described in the 2009 Summary Compensation Table for a variety of different reasons depending on the perquisite. For example, the Committee believes that minimizing security concerns regarding the safety of the named executive officer far outweigh the costs of the security-related benefits provided to the executive during non-business time. The Committee also believes, with respect to travel-related expenses, that enhancing the work efficiency of the named executive officer during personal travel benefits Constellation Energy.

We also believe that the executive perquisites we provide are consistent in form and amount to those offered to executives at similar levels at companies with whom we compete for talent.

Constellation Energy does not provide tax gross-up on perquisites that are provided to our executive officers, other than tax gross-ups on relocation benefits. We provide tax gross-up to all employees who receive relocation benefits, which is a prevalent market practice.

•

Employment, severance and other agreements. Constellation Energy previously had entered into change in control severance agreements with Messrs. Shattuck, Barron, and Wallace. During 2009, Messrs. Shattuck, Barron, and Wallace voluntarily terminated their change in control severance agreements. The executives received no consideration for terminating these agreements. As a result, no executive officer has a change in control agreement.

As previously disclosed in our 2009 Proxy Statement, in October 2008 Mr. Thayer entered into an agreement with Constellation Energy. In March 2010 the company fulfilled its obligations under the agreement and the agreement expired.

On January 1, 2009 Mr. Wallace became eligible for special treatment of outstanding equity, annual incentives and post employment medical coverage upon employment termination for any reason. This special treatment is pursuant to terms approved by the Compensation Committee in July 2007 that did not become effective unless Mr. Wallace remained employed with Constellation Energy beyond December 31, 2008. The Committee approved these terms to induce Mr. Wallace to continue his employment with Constellation Energy at least through 2008 rather than to retire, given his critical role in our new nuclear initiatives. Treatment of outstanding equity and health benefits for Mr. Wallace is described in Potential Post-Employment Payments beginning on page 48. Annual incentives for the year of termination will be prorated for service during the performance period and paid at target.

•

Other benefits. In addition to the material elements of compensation described above, each of our named executive officers also participates in health and welfare plans on terms and conditions substantially similar to those applicable to our other employees, including retiree medical coverage for our named executive officers who meet the criteria set forth in the applicable plans.

Stock Ownership and Hedging Policy

To more closely align the interests of our named executive officers with our shareholders, we require our named executive officers to acquire and hold Constellation Energy stock with a value equal to established multiples of base salary:

Chief Executive Officer	7 times base salary
Executive Vice President	5 times base salary
Senior Vice President	3 times base salary

Due to the steep decline in Constellation Energy’s stock price in 2008, on December 31, 2009, only Messrs. Shattuck and Wallace were in compliance with the stock ownership requirements. Executives who are not in compliance with the stock ownership requirements may not exercise options or sell shares of Constellation Energy stock until their ownership level exceeds their requirements. As of March 31, 2010, all of the named executive officers have met the stock ownership requirements.

Under Constellation Energy’s Insider Trading Policy, employees including named executive officers are prohibited from selling securities of Constellation Energy “short” and from transacting in publicly traded options, warrants, puts and calls or similar instruments on Constellation Energy’s securities.

Tax Policies

Policy concerning $1 million deduction limitation. Section 162(m) of the Internal Revenue Code (Code) limits to $1,000,000 the annual tax deduction for compensation paid to named executive officers, unless paid pursuant to a performance-based shareholder approved plan. We intend that most of the total direct compensation payable to the named executive officers (base salary, short-term incentive and long-term incentive) be deductible by Constellation Energy and much of the other compensation, such as the supplemental retirement plan, be paid at a time when not subject to the limitations of Section 162(m). While the Compensation Committee’s general intent is to design and administer the executive compensation programs in a manner that will preserve the deductibility of compensation payments to executive officers, the Committee may award or pay some elements of compensation that are not deductible by reason of Section 162(m) in order to achieve its desired compensation objectives.

Policy concerning additional tax on nonqualified deferred compensation plan benefits. Constellation Energy’s compensation and benefit plans and arrangements have been designed and administered with the objective of not triggering any additional tax under Section 409A of the Code.

2009 Summary Compensation Table

Name and Principal Position (a)[1]	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)[2] (e)	Option Awards ($)[3] (f)	Non-Equity Incentive Plan Compensation ($)[4] (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)[5] (h)	All Other Compensation ($)[6] (i)	Total ($) (j)
Mayo A. Shattuck III Chairman, President and Chief Executive Officer, Constellation Energy	2009 2008 2007	1,300,000 1,290,385 1,201,923	0 0 0	3,250,000 4,250,000 4,000,000	3,250,000 4,250,078 3,999,996	3,000,000 0 5,500,000	0 10,316,000 934,000	110,105 147,217 120,387	10,910,105 20,253,680 15,756,306
Jonathan W. Thayer Senior Vice President and Chief Financial Officer, Constellation Energy	2009 2008	400,000 247,942	0 800,000	750,000 175,000	750,006 175,031	940,000 0	121,800 46,700	31,674 30,231	2,993,480 1,474,904
Henry B. Barron Executive Vice President, Constellation Energy and President, Chief Executive Officer and Chief Nuclear Officer, Constellation Energy Nuclear Group	2009 2008	575,000 420,192	0 575,000	431,250 2,731,276	431,267 431,188	1,060,000 0	136,600 64,700	80,575 54,358	2,714,692 4,276,714
Kathleen W. Hyle Senior Vice President, Constellation Energy; Chief Operating Officer, Constellation Energy Resources	2009	375,000	0	375,000	374,982	1,125,000	150,400	30,435	2,430,817
Michael J. Wallace Vice Chairman, Executive Vice President and Chief Operating Officer, Constellation Energy	2009 2008	540,000 540,000	0 0	2,330,004 750,000	1,249,997 750,025	1,485,000 0	0 1,986,000	84,852 175,184	5,689,853 4,201,209

Notes to 2009 Summary Compensation Table:

[1]	Ms. Hyle is included as a named executive officer for the first time in 2009. All others were included as named executive officers in 2008. Mr. Shattuck was also a named executive officer in 2007.
[2]

For 2009 this column reflects the aggregate grant date fair value of stock awards granted in 2009 in accordance with FASB ASC Topic 718 and as reported in Note 14 of Constellation Energy’s 2009 Form 10-K, but assuming no forfeitures. For each named executive officer other than Mr. Wallace, the amount reflected in the Stock Awards column represents performance units granted February 27, 2009. With respect to Mr. Wallace, the amount reflected in the Stock Awards column represents performance units granted on February 27, 2009 with a grant date fair value of $1,250,000 and service based restricted stock granted on February 27, 2009 with a grant date fair value of $1,080,004.

The amounts disclosed for the performance units reflect target performance, which is the probable outcome of the performance objectives as of the grant date. The performance units are paid out only if Constellation Energy meets performance objectives established by the Compensation Committee at the beginning of the performance period. Actual payouts will range from 0% to 200% of the amounts shown in the table above. For more information on the performance objectives for these performance units see the 2009-2011 Long-Term Incentive Program section in Material Elements of Compensation in Compensation Discussion and Analysis on page 33 above.

Note that in accordance with new SEC reporting requirements the stock awards for 2007 and 2008 have been recast to reflect the grant date fair value of the awards granted in 2007 and 2008 rather than the stock awards expense recognized by Constellation Energy in 2007 and 2008. The amounts reported are consistent with the amounts reported in the Grants of Plan Based Awards Tables in the 2008 and 2009 Proxy Statements.

[3]

For 2009 this column reflects the aggregate grant date fair value of option awards granted in 2009 in accordance with FASB ASC Topic 718 and as reported in Note 14 of Constellation Energy’s 2009 Form 10-K, but assuming no forfeitures. Note that in accordance with new SEC reporting requirements the option awards for 2007 and 2008 have been recast to reflect the grant date fair value for awards granted in 2007 and 2008 rather than the option awards expense recognized by Constellation Energy in 2007 and 2008. The amounts reported are consistent with the amounts reported in the Grants of Plan Based Awards Tables in the 2008 and 2009 Proxy Statements.

[4]

The short-term incentive payouts approved by the Compensation Committee for the 2009 performance year were delivered in a combination of cash and stock units with sale restriction. The amounts in the Non-Equity Incentive Plan Compensation column for 2009 represent the cash portion of the short-term incentive awards. The grant date fair value of the stock units portion of these payouts will be reported in the Stock Awards column of the 2010 Summary Compensation Table and in the 2010 Grants of Plan Based Awards Table and are not included in this Proxy Statement (Mr. Shattuck—$1,500,000; Mr. Thayer—$250,000; Mr. Barron—$250,000; Ms. Hyle $475,000; Mr. Wallace—$765,000). For Mr. Shattuck, the sale restriction period for these units ends February 26, 2012. For Messrs. Thayer, Barron and Wallace and Ms. Hyle, the sale restriction period ends December 31, 2010. These awards and the performance criteria are discussed in more detail in Material Elements of Compensation in Compensation Discussion and Analysis.

[5]

Includes the aggregate annual increase in the value of benefits under qualified and nonqualified pension plans. Mr. Shattuck’s 2009 pension value decreased by $502,700. The value of Mr. Shattuck’s benefit under the qualified and non-qualified pension plans varies from year to year based upon factors such as discount rates, his age, mortality assumptions and his actual compensation, and thus may decrease or increase every year (although under SEC rules the Summary Compensation Table may not show any negative numbers). However, the formula for determining the benefits is established in the applicable plans and has not varied during the periods presented. For more information on the change in pension value for Messrs. Shattuck and Wallace, see footnotes 2 and 3, respectively, to the Pension Benefits Table on page 46.

[6]

Represents Constellation Energy’s matching contributions under its 401(k) savings plan and Nonqualified Deferred Compensation Plan, the cost of long-term disability premium, perquisites and tax gross-up related to relocation. A breakdown of the amounts follows:

Name	Company Matching Contributions ($)	Long-Term Disability Plan Premium ($)6a	Perquisites ($)6b	Tax Gross-Up ($)6c	Total ($)
M. A. Shattuck III	39,160	1,050	69,895	—	110,105
J. W. Thayer	7,350	1,050	23,274	—	31,674
H. B. Barron	7,350	1,050	18,540	53,635	80,575
K. W. Hyle	7,350	1,050	22,035	—	30,435
M. J. Wallace	16,360	1,050	67,442	—	84,852

6a	Constellation Energy’s payment to the executive for the premium cost of long-term disability coverage under the standard employee plan.

6b	Methodology used to calculate perquisite incremental costs follows:

Private transportation. A per hour cost of Constellation Energy employed drivers is calculated by taking the total driver compensation and dividing by the total hours worked in the year. The incremental cost for the executive’s personal use is determined by multiplying the total hours of personal trip time by the per hour cost. Incremental cost for third-party contract drivers is the total amount paid by Constellation Energy.

Aircraft. Constellation Energy owns a fractional interest in aircraft operated by a third party which are used for business travel by executives. There was no personal use of private aircraft by Constellation Energy executives during 2009.

Matching gifts. Constellation Energy matches gifts of up to $10,000 made by the named executive officer to accredited higher education institutions and charitable organizations.

Relocation. Constellation Energy provides relocation benefits to employees who relocate their personal residence in connection with accepting an offer of employment from Constellation Energy. Executive officers may receive enhancements to the relocation benefit generally available to all employees. None of the named executive officers received enhanced relocation benefits in 2009.

All other perquisites. The total actual cost to Constellation Energy is reflected as incremental cost.

6c

Constellation Energy does not provide tax gross-up on perquisites that are provided to our executive officers, other than tax gross-up on relocation benefits. The tax-gross-up disclosed above represents gross-up on relocation benefits that are not reported as perquisites because they consist of standard benefits available to all employees. We provide tax gross-up to all employees who receive relocation benefits, which is a prevalent market practice.

The following table indicates the various perquisites for which Constellation Energy has incurred incremental costs for each named executive officer. A check mark (✓) indicates perquisite usage during 2009 by the named executive officer listed at the top of the column. No perquisite had a value exceeding $25,000 in 2009.

	Shattuck	Thayer	Barron	Hyle	Wallace
Personal Use of Company Drivers & Private Transportation	✓	✓	✓	✓	✓
Use of Company Aircraft
Matching Gift	✓			✓	✓
Planning Tax, Financial & Estate	✓	✓		✓	✓
Home Security System	✓				✓
Auto Allowance	✓	✓	✓	✓	✓
Parking	✓	✓	✓	✓	✓
Physical Examinations	✓	✓	✓	✓	✓
Personal Use of Club Memberships
Spouse Travel & Entertainment	✓	✓	✓		✓
Other Entertainment
Relocation

Grants of Plan-Based Awards

As described in Compensation Discussion and Analysis, Constellation Energy granted cash-based and equity awards to the named executive officers under Constellation Energy’s short-term and long-term incentive plans. The following table sets forth the range of future payouts pursuant to awards granted in February 2009.

		2009 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards[1]			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)[2]	Exercise or Base Price of Option Awards ($/ share)	Grant Date Fair Value of Stock and Option Awards ($)
	Grant Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)	(i)		(j)	(k)	(l)
M. A. Shattuck III			3,000,000	[3]
	2/27/2009					—	3,250,000	6,500,000
	2/27/2009										781,250	19.76	3,250,000

J. W. Thayer			400,000	[4]
	2/27/2009					—	750,000	1,500,000
											180,290	19.76	750,006

H. B. Barron			575,000	[4]
	2/27/2009					—	431,250	862,500
	2/27/2009										103,670	19.76	431,267

K. W. Hyle			375,000	[4]
	2/27/2009					—	375,000	750,000
	2/27/2009										90,140	19.76	374,982

M. J. Wallace			540,000	[4]
	2/27/2009					—	1,250,000	2,500,000
	2/27/2009										300,480	19.76	1,249,997
	2/27/2009								56,604	[5]			1,080,004

Notes to 2009 Grants of Plan-Based Awards Table:

[1]

Reflects possible payout range of 2009 long-term incentive performance unit awards. Each unit is valued at $1.00. The aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 and based upon the probable outcome of the performance conditions as of the grant date is also reported in the Stock Awards column of the 2009 Summary Compensation Table. The threshold payout is not determinable as it is based on Constellation Energy’s relative total shareholder return and may range from zero to 49%. The long-term incentive performance measures are described in Material Elements of Compensation in Compensation Discussion and Analysis on page 33.

[2]	Represents stock options which vest each year on a ratable basis over a three-year period beginning February 27, 2010.
[3]

Since threshold, target and maximum annual incentive amounts were not established for Mr. Shattuck, the table reflects the actual amount paid under the AIP for 2009. For more information on the factors considered in determining the actual amount of the annual incentive payout see Material Elements of Compensation in Compensation Discussion and Analysis beginning on page 31.

[4]	Represents target award opportunity. Threshold and maximum awards are not determinable because such levels of award opportunity were not established under the AIP for 2009. For more information on the factors considered in determining the actual amount of the annual incentive payouts see Material Elements of Compensation in Compensation Discussion and Analysis beginning on page 31. Actual award payments are reported in the Non-Equity Incentive Plan Compensation column of the 2009 Summary Compensation Table.

[5]

Represents service-based restricted stock granted to Mr. Wallace on February 27, 2009. Shares were fully vested on February 27, 2010 and are valued at fair market value on February 27, 2009 ($19.08 average of the high and low stock price). The aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 is also reported in the Stock Awards column of the 2009 Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End

The market values in the table below are based on the closing price of Constellation Energy common stock on December 31, 2009 of $35.17 per share.

	Outstanding Equity Awards at December 31, 2009
	Option Awards							Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options: # Exercisable (b)		Number of Securities Underlying Unexercised Options: # Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)		Market Value of Shares or Units of Stock that Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)[1] (i)	Equity Incentive Plan Awards: Market Value of Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)[1] (j)
M. A. Shattuck III	184,773	[2]				39.63	2/26/2014				11,500,000	11,500,000
	334,210	[3]				50.96	2/24/2015
	975,487	[4]				58.33	2/5/2012
	75,874	[4]				58.33	2/26/2014
	195,360	[5]	97,680	[5]		75.85	2/22/2017
	75,517	[6]	151,033	[6]		93.97	2/21/2018
			781,250	[7]		19.76	2/27/2019
J. W. Thayer	14,000	[8]				28.14	1/2/2013				1,047,500	1,047,500
	5,960	[9]				28.81	5/2/2013
	5,720	[2]				39.63	2/26/2014
	5,900	[3]				50.96	2/24/2015
	5,980	[5]	2,990	[5]		75.85	2/22/2017
	3,110	[6]	6,220	[6]		93.97	2/21/2018
			180,290	[7]		19.76	2/27/2019
H. B. Barron	7,707	[10]	15,413	[10]		90.00	4/1/2018	20,778	[11]	730,762	862,500	862,500
			103,670	[7]		19.76	2/27/2019
K. W. Hyle	7,780	[2]				39.63	2/26/2014				675,000	675,000
	13,110	[3]				50.96	2/24/2015
	7,327	[5]	3,663	[5]		75.85	2/22/2017
	2,667	[6]	5,333	[6]		93.97	2/21/2018
			90,140	[7]		19.76	2/27/2019
M. J. Wallace	19,873	[9]				28.81	5/2/2013	58,206	[12]	2,047,105	2,750,000	2,750,000
	41,573	[2]				39.63	2/26/2014
	65,530	[3]				50.96	2/24/2015
	250,239	[4]				58.33	2/5/2012
	28,433	[4]				58.33	5/2/2013
	17,038	[4]				58.33	2/26/2014
	36,633	[5]	18,317	[5]		75.85	2/22/2017
	13,327	[6]	26,653	[6]		93.97	2/21/2018
			300,480	[7]		19.76	2/27/2019

Notes to Outstanding Equity Awards Table:

[1]

Represents the target awards of performance units (each unit is worth $1) that were made for the three-year performance periods that began January 1, 2007, January 1, 2008 and January 1, 2009 pursuant to Constellation Energy’s Executive Long-Term Incentive Plan. Grant values for each named executive officer were as follows:

	2007	2008	2009
M. A. Shattuck III	$4,000,000	$4,250,000	$3,250,000
J. W. Thayer	$122,500	$175,000	$750,000
H. B. Barron	NA	$431,250	$431,250
K. W. Hyle	$150,000	$150,000	$375,000
M. J. Wallace	$750,000	$750,000	$1,250,000

The performance units are paid out only if Constellation Energy meets performance objectives established by the Compensation Committee at the beginning of the performance period. For more information on applicable performance measures, see Material Elements of Compensation in Compensation Discussion and Analysis on page 33. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of performance units in the event that employment is terminated. Based on Constellation Energy’s TSR over the three-year period which began January 1, 2007 and ended December 31, 2009 and which was below the threshold performance level for both the primary and secondary measures, in accordance with the terms governing the performance units at the time of grant, the Compensation Committee determined that no awards were payable under this program.

[2]	Options were granted on February 26, 2004 and were fully vested as of February 26, 2007.
[3]	Options were granted on February 24, 2005 and were fully vested as of February 24, 2008.
[4]	Options were granted on December 21, 2005 and are fully vested.
[5]

Represents options granted on February 22, 2007. The option grant vests and becomes exercisable in three equal annual installments beginning on February 22, 2008. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of the unvested options in the event that employment is terminated.

[6]

Represents options granted on February 21, 2008. The option grant vests and becomes exercisable in three equal annual installments beginning on February 21, 2009. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of these options in the event that employment is terminated.

[7]

Represents unvested options granted on February 27, 2009. The option grant vests and becomes exercisable in three equal annual installments beginning on February 27, 2010. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of these options in the event that employment is terminated.

[8]	Options were granted on January 2, 2003 and were fully vested as of January 2, 2006.
[9]	Options were granted on May 2, 2003 and were fully vested as of May 2, 2006.
[10]

Represents options granted on April 1, 2008. The option grant vests and becomes exercisable in three equal annual installments beginning on February 21, 2009. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of these options in the event that employment is terminated.

[11]

Represents 20,778 service-based restricted stock units granted on April 1, 2008 (including reinvested dividend shares) that vest ratably over four years beginning April 1, 2009. See Potential Post-Employment Payments beginning on page 48 for a description of the treatment of the unvested units in the event that employment is terminated.

[12]	Represents 58,206 shares of service-based restricted stock granted on February 27, 2009 (including reinvested dividend shares) that were fully vested on February 27, 2010.

Option Exercises and Stock Vested

The following table provides information regarding amounts realized by each named executive officer due to the vesting or exercise of equity compensation during the year.

Option Exercises and Stock Vested in 2009
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($) (e)
M. A. Shattuck III	—	—	58,315	[1]	1,172,710
J. W. Thayer	—	—	—		—
H. B. Barron	—	—	6,708	[2]	136,300
K. W. Hyle	—	—	—		—
M. J. Wallace	—	—	—		—

Notes to Option Exercises and Stock Vested in 2009 Table (all values are based on the fair market value of Constellation Energy common stock on the exercise/vesting date):

[1]

Represents fully vested stock units (including reinvested dividend shares) with a five year sales restriction granted on February 26, 2004 for which the sale restriction lapsed on February 26, 2009 (the shares were valued at $20.11). The grant date fair value of these stock units was $2,000,000 based on a closing stock price on February 26, 2004 of $39.65.

[2]

Represents service-based restricted stock units (including reinvested dividend shares) that vested on April 1, 2009 at $20.32 per unit. The grant date fair value of these units was $575,000 based on an average of the high and low stock price of $89.53 on April 1, 2008.

Pension Benefits

Pension Equity Plan

The Pension Equity Plan is a tax qualified employee pension plan under which a lump sum benefit amount is computed based on covered earnings multiplied by a total credit percentage. Covered earnings are equal to the average of the highest three of the last five years’ base pay plus annual incentive, but covered earnings may not exceed the Internal Revenue Service compensation limitations. The total service credit percentage is equal to the sum of the credit percentages based on the following formula—5% per year of service through age 39, 10% per year of service from age 40 to age 49, and 15% per year of service after age 49. No benefits are available under the Pension Equity Plan until a participant has at least three years of vesting service. Benefits payable under the Pension Equity Plan are paid in periodic installments unless a participant elects a lump sum.

Benefits Restoration Plan

The Benefits Restoration Plan is a nonqualified employee pension plan. Benefits under the Benefits Restoration Plan accrue in accordance with the benefit formula of the Pension Equity Plan, but without regard to Internal Revenue Service compensation limitations. No benefits are available until a participant has at least three years of vesting service. Lump sum benefits under the Benefits Restoration Plan will be offset by the benefits under the Pension Equity Plan, but will not be offset by Social Security.

As of December 31, 2008, Mr. Thayer and Ms. Hyle were eligible to receive benefits under the Benefits Restoration Plan. Accrued benefits under the Benefits Restoration Plan for Mr. Thayer and Ms. Hyle are reported in the Pension Benefits Table. Mr. Barron who was hired in 2008 is not yet eligible to receive benefits under the Benefits Restoration Plan. Mr. Shattuck is not eligible to receive benefits under the Benefits Restoration Plan because he is vested in the Senior Executive Supplemental Plan described below. Mr. Wallace ceased to accrue benefits under the Benefits Restoration Plan after he received payment from the Senior Executive Supplemental Plan in which he had participated as described in footnote 3 to the Pension Benefits Table on page 46.

Senior Executive Supplemental Plan

Mr. Shattuck participates in the Senior Executive Supplemental Plan (Supplemental Plan) which is a nonqualified pension plan. Under the Supplemental Plan, a participant must be at least age 55 with 10 or more years of vesting service to retire and be entitled to benefits. A participant who experiences an entitlement event is also eligible for benefits. Once a participant becomes entitled to benefits under the Supplemental Plan, benefits are in lieu of any benefits under the Benefits Restoration Plan. Benefits paid upon retirement before age 62 are reduced by 4% per year for early receipt. Mr. Shattuck’s normal retirement annuity benefit under the Supplemental Plan, which is available at age 62 with five or more years of vesting service, will be computed at 60% of covered earnings. The lump sum value of the benefit is computed as the present value of an annuity that commences on the retirement date using the average of the three monthly 30-year Treasury rates in the quarter that precedes by two the quarter in which the retirement date occurs, less 0.5%. At December 31, 2009, based on his then age of 55 and ten years and eight months of vesting service, Mr. Shattuck is eligible for benefits under the Supplemental Plan.

Covered earnings under the Supplemental Plan are equal to the average of the highest two of the last five years’ base pay amounts plus the average of the highest two of the last five years’ short-term incentive award amounts and are determined without regard to the Internal Revenue Service compensation limitations. In 2009, Mr. Shattuck voluntarily imposed a cap that applies to the incentive paid in 2005 for the purposes of computing his supplemental retirement benefit as described in Material Elements of Compensation in Compensation Discussion and Analysis on page 34. Benefits payable under the Supplemental Plan are paid in periodic installments unless a participant elects a lump sum. Plan participants are entitled to a 50% survivor annuity benefit at no cost, which applies once a participant has vested in the Pension Equity Plan, regardless of whether the participant was eligible to receive a benefit under the Supplemental Plan. The benefits computed under the Supplemental Plan are offset by benefits under the Pension Equity Plan, but are not offset by Social Security.

As discussed in footnote 3 of the Pension Benefits Table, Mr. Wallace received a lump sum payment under the Supplemental Plan as reflected in the Pension Benefits Table and no longer accrues benefits in the Supplemental Plan or the Benefits Restoration Plan.

The table below sets forth the present value of accumulated benefits as of December 31, 2009 for each of the named executive officers under the plans described above.

	Pension Benefits
Name (a)	Plan Name (b)	Number of Years of Credited Service (#)[1] (c)	Present Value of Accumulated Benefit ($)[2] (d)	Payments During Last Fiscal Year ($)[3] (e)
M. A. Shattuck III	Pension Equity Plan	10.7	260,600
	Supplemental Plan		32,525,600
	Total		32,786,200
J. W. Thayer	Pension Equity Plan	7.0	81,700
	Benefits Restoration Plan		216,600
	Total		298,300
H. B. Barron	Pension Equity Plan	1.8	61,300
	Benefits Restoration Plan		140,000
	Total		201,300
K. W. Hyle	Pension Equity Plan	4.2	120,600
	Benefits Restoration Plan		313,400
	Total		434,000
M. J. Wallace	Pension Equity Plan	8.0	280,000
	Supplemental Plan		0	10,289,400
	Total		280,000

Notes to Pension Benefits Table:

[1]

For all named executive officers, credited service is equal to actual years of service with Constellation Energy. When he was hired, as an inducement to join Constellation Energy, Mr. Wallace was credited with an additional seven years of vesting service under the Supplemental Plan. Now that he does not participate in that plan, the additional years of service are no longer applicable.

[2]

The present value of Supplemental Plan benefits for Mr. Shattuck was calculated by converting an annuity payable at age 62 (earliest retirement age without reduction to benefit) to a lump sum as of December 31, 2009 using the same assumptions described in Note 7 of Constellation Energy’s 2009 Form 10-K which includes a discount rate of 6.0% and the applicable mortality table pursuant to Internal Revenue Service Notice 2008-85. The Pension Equity Plan and Benefits Restoration Plan benefits are computed as lump sums that are immediately payable and there is no discounting required. However, since the Supplemental Plan benefits are offset for benefits payable from the Pension Equity Plan, the Pension Equity Plan lump sum amount for Mr. Shattuck was projected to age 62 using 4% interest (pursuant to the Pension Equity Plan) and then converted to an annuity using a discount rate of 6.0%. The current lump sum value payable under the Supplemental Plan is computed as described in Senior Executive Supplemental Plan on page 45.

[3]

As previously disclosed in Compensation Discussion and Analysis in the 2009 Proxy Statement, Mr. Wallace received a one-time lump sum payment on April 1, 2009. Mr. Wallace will no longer accrue benefits under either the Supplemental Plan or Benefits Restoration Plan. The benefit received by Mr. Wallace was computed based on the terms of the Supplemental Plan by converting to a lump-sum as of April 1, 2009, his annuity payable at age 62, reduced by 2% for early receipt six months prior to age 62, and using a discount rate of 3.18% (average of the monthly 30-year Treasury rates for October, November and December 2008 less 0.50%).

Nonqualified Deferred Compensation

Constellation Energy sponsors the Nonqualified Deferred Compensation Plan that provides the opportunity for eligible employees, including the named executive officers, to defer certain compensation including base salary and short-term incentive awards. Under the Plan, eligible employees may defer up to 15% of base salary below the Internal Revenue Service compensation limit (applicable to qualified employee 401(k) plans), up to 85% of base salary above the Internal Revenue Service compensation limit and up to 100% of annual incentives. Under the plan, Constellation Energy matches base salary deferral amounts for salary over the Internal Revenue Service compensation limit using the same matching formula as under the Constellation Energy qualified 401(k) savings plan (match of 50% up to the first 6% of employee salary deferral).

Nonqualified Deferred Compensation Plan participants may elect to invest their plan account balances in investment options that substantially mirror the qualified employee 401(k) plan options. However, unlike the 401(k) plan, there is no option to invest in Constellation Energy common stock in the Nonqualified Deferred Compensation Plan.

Plan participants do not pay income taxes on amounts deferred, company contributions, or earnings thereon, until those amounts are distributed from the Nonqualified Deferred Compensation Plan. A participant’s benefits under the Nonqualified Deferred Compensation Plan always are fully vested and are payable after employment termination. Benefits are paid in a lump sum unless a participant elects annual installments.

The named executive officers’ Nonqualified Deferred Compensation Plan accounts are summarized below:

	Nonqualified Deferred Compensation
Name (a)	Executive Contributions in Last Fiscal Year ($)[1] (b)	Company Contributions in Last Fiscal Year ($)[2] (c)	Aggregate Earnings in Last Fiscal Year ($) (d)	Aggregate Withdrawals/ Distributions During 2009 ($) (e)	Aggregate Balance as of 12/31/2009 ($)[3] (f)
M. A. Shattuck III	63,300	31,810	1,436,582	—	6,427,366
J. W. Thayer	—	—	—	—	—
H. B. Barron	—	—	—	—	—
K. W. Hyle	—	—	—	—	—
M. J. Wallace	17,700	9,010	72,114	—	360,236

Notes to 2009 Nonqualified Deferred Compensation Table:

[1]	For participating executives the total amount of executive contributions are also included in the Salary column of the 2009 Summary Compensation Table.
[2]	Company contributions are also included in the Company Matching Contributions column in footnote 6 to the 2009 Summary Compensation Table.
[3]

All the amounts shown in this column, other than earnings on deferred compensation, were included in compensation amounts reported in this proxy statement or in prior years’ proxy statements for those executives who were named executive officers in such prior years.

Potential Post-Employment Payments

Constellation Energy maintains certain plans that provide compensation to named executive officers in the event of a termination of employment or a change in control transaction. Generally under our plans, a change in control is deemed to have occurred upon:

•

a change in the composition of the Board of Directors such that the existing Board or persons who were approved by two-thirds of directors or their successors on the existing Board no longer constitute a majority;

•	the acquisition by a person of 20% or more of Constellation Energy’s voting securities;

•	the completion of certain mergers, consolidations, share exchanges or similar transactions involving Constellation Energy;

•	the completion of the sale of all or substantially all of the assets of Constellation Energy; or

•	the approval by shareholders of a liquidation or dissolution of Constellation Energy.

Employment Termination or Change in Control Scenarios

Voluntary/involuntary with cause. There would be no accelerated vesting or incremental payments if the named executive officer separates from service in this manner.

Involuntary without cause. Generally, if a named executive officer separates from service in this manner, he or she would receive a cash severance benefit, a pro rata cash payout of his or her short-term incentive award and a pro rata payout of certain outstanding service-based restricted stock and/or performance units. Computation of these benefits is described in more detail beginning on page 49.

Change in control. No named executive officers are party to a change in control agreement. Pursuant to the terms of Constellation Energy’s long-term incentive plans, vesting of outstanding equity awards will accelerate as described in Treatment of outstanding long-term incentive awards on page 49.

Change in control with qualifying termination. Unless otherwise noted below, named executive officers would receive payments pursuant to the change in control provisions contained in benefit plans that address such an event. In general, under the severance plan named executive officers would receive a cash severance benefit and a pro rata cash payout of their annual incentive award. Computation of these benefits is described in more detail below where the applicable provisions of the benefit plans are summarized. Under the severance plan, executives would also be entitled to a subsidy of COBRA costs for six months, twelve months of outplacement assistance and up to $3,000 in educational assistance.

As of December 31, 2009, Mr. Thayer would have received benefits pursuant to an agreement that provided for certain payments in connection with a change in control with qualifying termination. However, in March 2010, the agreement expired and Mr. Thayer will now receive benefits as set forth above.

For each of the named executive officers, long-term incentive award payouts would be made consistent with the provisions described below.

Death. Generally, if a named executive officer terminates in this manner, the only incremental payments relate to life insurance benefits and outstanding long-term incentive awards.

Disability. Generally, if a named executive officer terminates in this manner, the only incremental payments relate to disability benefits and outstanding long-term incentive awards.

Normal retirement. None of the named executive officers are eligible for any enhanced benefits for normal retirement as of December 31, 2009.

Early retirement. Only Mr. Shattuck, who became eligible as of November 2009 is eligible for early retirement as of December 31, 2009. Mr. Wallace is not eligible for early retirement under the Pension Equity Plan which is the only retirement plan under which he currently participates.

Benefit Plan Provisions Related to Employment Termination or Change in Control

Severance plan. The plan provides a cash severance benefit equal to two weeks of eligible pay per year of service with a minimum of 26 weeks and a maximum of 52 weeks. Eligible pay includes (i) the named executive officer’s then current weekly base salary, plus (ii) the named executive officer’s average annual incentive bonus (calculated as the average of the executive’s two most recent incentive bonus amounts paid) expressed as a weekly amount. The cash severance benefit is payable in biweekly installments. The plan also provides a continuation of health benefits during the severance period at active employee rates. Messrs. Shattuck, Barron and Wallace and Ms. Hyle become entitled to a severance benefit under this plan upon a qualifying termination which may include a termination following a change in control transaction. As of December 31, 2009, Mr. Thayer would have received severance benefits in accordance with his agreement. With the expiration of that agreement in March 2010, he will now receive benefits under the plan. Receipt of these severance benefits is subject to the execution by the executive of a release of claims against Constellation Energy.

Treatment of outstanding long-term incentive awards. The named executive officers have outstanding long-term incentive awards under Constellation Energy’s long-term incentive plans. These plans include provisions for treatment of outstanding awards under employment termination or change in control scenarios as summarized below.

Stock Options. Under most termination scenarios, unexercisable (unvested) options would be forfeited and vested options are exercisable for 90 days following termination. In the event of retirement; with respect to options granted before 2008, unexercisable (unvested) options would be forfeited; and vested options would lapse at the expiration of the option period or five years from retirement, depending on the plan from which the options were granted. Options granted in 2008 and thereafter continue to vest in accordance with the grant terms and vested options are exercisable until the earlier of five years after the date of retirement or the option term. Under a change in control with or without a qualifying termination, vesting would accelerate and unvested options would become exercisable and, under certain plans, paid out in cash.

With respect to Mr. Wallace, pursuant to terms approved by the Compensation Committee in July 2007 that were intended to induce him to remain employed with Constellation Energy at least through 2008, a pro rata portion of the unvested options awarded before 2008 will vest based on months of service as of the effective date of his termination. All vested options will remain outstanding until the expiration of the option term. Options granted in 2008 and 2009 will continue to vest based on the original vesting schedule and will remain outstanding until the expiration of the option term upon termination for any reason.

Service-Based Restricted Stock. Under a termination that is voluntary or involuntary with cause, unvested awards would be forfeited. Under a termination that is involuntary without cause or in the event of retirement, death or disability, awards would vest on a pro rata basis. Under a change in control with or without a qualifying termination, awards would vest immediately. With respect to Mr. Wallace, pursuant to terms approved by the Compensation Committee in July 2007, a prorated portion of shares granted will vest based on service after the grant date upon termination for any reason.

Performance Units. Under a termination that is voluntary or involuntary with cause, unvested performance units would be forfeited. Under a change in control with or without a qualifying termination, performance units would vest on a pro rata basis based on months during the performance period through the date of change in control and the vested units would be paid out assuming maximum performance. For performance units granted in 2008 and thereafter, in the event of retirement, a pro rata portion (based on service during the performance period) of the performance unit award will payout at the end of the performance period based on actual performance. Under a termination that is involuntary without cause, a pro rata portion (based on service during the performance period) of the performance unit award will payout at the end of the performance period based on actual performance but will not exceed the pro rata target amount. Under other scenarios, performance units would vest on a pro rata basis, but would be paid out assuming target performance if actual performance through the termination date is at or above target.

With respect to Mr. Wallace, pursuant to terms approved by the Compensation Committee in July 2007, if Mr. Wallace terminates employment for any reason, a pro rata portion of the performance units granted in 2008 and 2009 will vest based on service during the performance period and payout will be at the end of the performance period based on actual performance.

Supplemental long-term disability plan. If the named executive officer elects disability insurance coverage under the standard employee disability insurance plan, he or she will be covered under the supplemental long-term disability plan for that part of eligible pay that exceeds $200,000 (which is the maximum eligible pay under the standard employee plan) based on the coverage level in the employee plan. Unlike the employee plan which provides tax-free benefits, the supplemental plan benefit is taxable. The maximum benefit under this plan is capped at $25,000 per month.

In-service death benefit. In addition to the company-paid insurance offered under Constellation Energy’s employee life insurance program (one times base salary), the named executive officers are provided with a supplemental death-related benefit. If a named executive officer’s death occurs while an active employee, a lump sum payment equal to annualized base salary at the time of death grossed-up to cover federal and state income tax withholding will be paid to the executive’s beneficiary.

Health benefits. Mr. Shattuck is entitled to a one-time payment of approximately $21,600, which is equal to the present value of the retiree health subsidy he might have received had he met the retiree health plan’s eligibility criteria, if he is not eligible for retiree health coverage at the time of separation for any reason, which would include voluntary or involuntary termination, death or disability. As of December 31, 2009, in the event of a qualifying termination, Mr. Thayer was entitled to continuation of health benefits at employee rates for 12 months, which would discontinue if he obtained employment that offers group health benefits based on the agreement he entered into in October 2008. In March 2010, this agreement expired and Mr. Thayer is now eligible for health benefits under the Constellation Energy severance plan. Mr. Wallace is entitled to a one-time payment which is equal to the present value of the cost of an individual policy for medical coverage from employment termination until he and his spouse reach Medicare eligibility based on the terms approved by the Compensation Committee in July 2007 which are discussed in Employment, severance and other agreements in Compensation Discussion and Analysis.

Supplemental benefits plan. Each executive is also entitled to personal financial, tax and estate planning benefits that continue during the year of retirement or death plus the next two calendar years.

The amount of incremental compensation payable to each named executive officer as of December 31, 2009 under the employment termination and change in control scenarios is summarized in the following table:

Potential Post-Employment Payments
	Cash Severance ($)[1]	Acceleration of Equity Awards ($)[2]	Enhanced Nonqualified Pension ($)	Health and Welfare Benefits ($)[3]	Supplemental Disability Benefits ($)[4]	In Service Death Benefits ($)[5]	Perquisites ($)[6]	Tax Gross-up on Benefits/ Perquisites ($)	280G Tax Gross-up ($)
M. A. Shattuck III[7]
Voluntary/Involuntary with cause	—	—	—	21,600	—	—	—	—	—
Involuntary without cause	2,025,000	—	—	21,600	—	—	—	—	—
Change in Control	—	27,872,396	—	—	—	—	—	—	—
Change in Control with qualifying termination[8]	2,025,000	27,872,396	—	21,600	—	—	—	—	—
Early Retirement	—	—	—	21,600	—	—	45,000	—	—
Death	—	1,083,333	—	21,600	—	1,300,000	45,000	—	—
Disability	—	1,083,333	—	21,600	600,000	—	—	—	—
J. W. Thayer
Voluntary/Involuntary with cause	—	—	—	—	—	—	—	—	—
Involuntary without cause	400,000	—	—	13,000	—	—	—	—	—
Change in Control	—	3,756,602	—	—	—	—	—	—	—
Change in Control with qualifying termination	400,000	3,756,602	—	13,000	—	—	—	—	—
Death	—	250,000	—	—	—	400,000	30,000	—	—
Disability	400,000	250,000	—	13,000	600,000	—	—	—	—
H. B. Barron
Voluntary/Involuntary with cause	—	—	—	—	—	—	—	—	—
Involuntary without cause	431,250	461,793	—	—	—	—	—	—	—
Change in Control	—	2,921,847	—	—	—	—	—	—	—
Change in Control with qualifying termination[8]	431,250	2,921,847	—	—	—	—	—	—	—
Death	—	605,543	—	—	—	575,000	45,000	—	—
Disability	—	605,543	—	—	—	—	—	—	—
K. W. Hyle
Voluntary/Involuntary with cause	—	—	—	—	—	—	—	—	—
Involuntary without cause	443,750	—	—	—	—	—	—	—	—
Change in Control	—	2,139,057	—	—	—	—	—	—	—
Change in Control with qualifying termination	443,750	2,139,057	—	—	—	—	—	—	—
Death	—	125,000	—	—	—	375,000	30,000	—	—
Disability	—	125,000	—	—	600,000	—	—	—	—
M. J. Wallace
Voluntary/Involuntary with cause	—	—	—	42,500	—	—	—	—	—
Involuntary without cause	675,000	1,705,931	—	42,500	—	—	—	—	—
Change in Control	—	9,669,661	—	—	—	—	—	—	—
Change in Control with qualifying termination[8]	675,000	9,669,661	—	42,500	—	—	—	—	—
Death	—	1,705,931	—	42,500	—	540,000	45,000	—	—
Disability	—	1,705,931	—	42,500	600,000	—	—	—	—

(See Notes to table on next page)

Notes to Potential Post-Employment Payments Table:

[1]

Reflects cash payout of eligible pay calculated pursuant to the severance plan described on page 49, except for Mr. Thayer who, as of December 31, 2009, would have received a payout of his annual salary pursuant to an agreement. The agreement expired in March 2010.

[2]

Reflects the value of equity where vesting is accelerated by the triggering event as described beginning on page 49. For stock options, this represents the in-the-money value as of December 31, 2009. For stock awards, this represents the fair market value of shares using $35.17 (closing price per share of Constellation Energy common stock on December 31, 2009).

[3]

For Mr. Shattuck, reflects lump sum payment toward health care costs in the event that Mr. Shattuck terminates prior to obtaining eligibility for retiree health. For Mr. Thayer, reflects the cost to the company of continuation of health benefits at employee rates for 12 months pursuant to his agreement, which expired in March 2010. For Mr. Wallace, reflects lump sum payment which is equal to the present value of the cost of an individual policy for medical coverage from employment termination until he and his spouse reach Medicare eligibility in 2013.

[4]

Reflects the named executive officer’s estimated supplemental long-term disability benefit that is incremental to the standard employee long-term disability plan and which is capped at $25,000 per month. Value was estimated assuming continuation of eligible pay for 24 months.

[5]	In-service death benefit of one times base salary, as described on page 50.
[6]	Reflects estimate of three years of personal financial, tax and estate planning benefits that may be paid pursuant to the supplemental benefits plan described on page 51.
[7]

On November 1, 2009, based on his age of 55 and his 10 years of service, Mr. Shattuck became eligible for early retirement benefits under the Supplemental Plan and is no longer entitled to any incremental benefits under this plan under any termination scenario. In addition, he waived the benefit enhancement in a change in control with qualifying termination scenario as described in footnote 8 to this table.

[8]

The 2009 Proxy Statement reported enhanced cash severance and nonqualified pension benefits in a change in control with qualifying termination scenario for the named executive officer. Because the executive voluntarily terminated his change in control severance agreement during 2009, he is no longer entitled to such enhancements.

Director Compensation

Constellation Energy does not pay directors who are also employees of Constellation Energy or its subsidiaries for their service as directors. In addition, Mr. Camus, who joined the Board of Directors in March 2010 as the representative of EDF Group, will not receive any compensation from Constellation Energy for his service as a director.

On a biannual basis, the Compensation Committee has retained a compensation consultant to benchmark our outside directors’ mix of compensation and amount of each element of compensation to the outside director compensation of various peer groups at the 50th percentile.

Although the Compensation Committee had retained Exequity in the fall of 2008 to benchmark director compensation, the Committee retained Exequity to do so again in the fall of 2009 to better understand the impact of the economic downturn on director compensation. The peer groups used in benchmarking director compensation are described below.

•	a peer group of 21 energy companies (Energy Peers) that represents the group of companies that is used by management to evaluate operational and financial performance for non-compensatory purposes:

AES	Edison International	PG&E
Allegheny Energy	Entergy	PPL
Ameren	Exelon	Progress Energy
American Electric Power (AEP)	FirstEnergy	Public Service Enterprise Group (PSEG)
Dominion Resources	FPL Group	Reliant Energy
Duke Energy	Mirant	Sempra Energy
Dynegy	NRG Energy	The Southern Company

•

a peer group of 30 companies from general industry with comparable revenue size (General Industry Peers); representing the 15 S&P 500 companies next larger and the 15 S&P 500 companies next smaller than Constellation Energy in revenues.

Amazon	Exelon	Oracle
Bristol Myers Squibb	Halliburton	Raytheon
BNSF	J.C. Penny	Schering Plough
CIGNA	Kimberly Clark	Staples
Coca Cola Enterprises	Eli Lilly	TJX Companies
DirecTV	McDonalds	Travelers Companies
Express Scripts	Merck	Union Pacific
Fluor	Nike	United States Steel
Goodyear	Nucor	US Bancorp
Google	Occidental Petroleum	Whirlpool

At the request of the Compensation Committee, Exequity reported the results of its benchmarking study to the Committee in October 2009 and Exequity recommended increases to compensation that were in line with both peer groups. At that time, the Committee elected to make no changes to director compensation.

In 2009, non-employee directors received the following compensation:

•	$50,000 annual retainer, an additional $10,000 annual retainer for the audit committee chairman and an additional $5,000 annual retainer for each other committee chairman,

•	a common stock award with a value of approximately $85,000, which is subject to pro rata forfeiture if board service ceases during the year,

•	$1,500 fee for each meeting of the Board of Directors or a Board of Directors committee attended, and

•	reasonable travel expenses to attend meetings.

The following table sets forth a summary of the 2009 director compensation:

	Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)[1]	Option Awards ($) (d)	Non Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)[2]	Total ($) (h)
Douglas L. Becker[3]	28,333	85,106	—	—	—	—	113,439
Anne C. Berzin	77,000	85,106	—	—	—	20,000	182,106
James T. Brady	99,000	85,106	—	—	—	12,000	196,106
James R. Curtiss	97,000	85,106	—	—	—	—	182,106
Yves C. de Balmann	77,000	85,106	—	—	—	—	162,106
Freeman A. Hrabowski III	77,000	85,106	—	—	—	—	162,106
Nancy Lampton	72,500	85,106	—	—	—	—	157,606
Robert J. Lawless	94,000	85,106	—	—	—	—	179,106
Lynn M. Martin[4]	84,500	85,106	—	—	—	—	169,606
John L. Skolds	89,000	85,106	—	—	—	—	174,106
Michael D. Sullivan	94,000	85,106	—	—	—	—	179,106

Notes to 2009 Director Compensation Table:

[1]

For 2009 this column reflects the aggregate grant date fair value of stock awards granted in 2009 in accordance with FASB ASC Topic 718 and as reported in Note 14 of Constellation Energy’s 2009 Form 10-K, but assuming no forfeitures.

[2]	Includes all contributions made by Constellation Energy to accredited higher education institutions or charitable organizations under Constellation Energy’s matching gift program.
[3]

Mr. Becker’s term on the Board expired May 29, 2009. At that time, his 2009 annual retainer and 2009 restricted stock award were prorated for five months of service during 2009. The pro rata value of his retainer is reflected in the Fees Earned or Paid in Cash column of the Director Compensation Table. The pro rata value of his restricted stock award as of May 29, 2009 was $35,417.

[4]	Ms. Martin retired from the Board effective December 31, 2009.

Stock awards granted to directors are fully vested at the end of the year of the grant. Therefore, at December 31, 2009, there are no outstanding unvested equity awards. The number of shares of Constellation Energy common stock and deferred stock units owned by each director is disclosed in Stock Ownership of Directors and Executive Officers on page 23.

Directors have the opportunity to elect to defer some or all of their retainers in deferred stock units or in a cash account, and to defer some or all of their fees in a cash account. Directors may also defer their common stock award in deferred stock units. Deferred stock units are bookkeeping entries that track the performance of Constellation Energy common stock and are not actual shares of stock. The bookkeeping entries reflect Constellation Energy common stock price changes, dividends, stock splits and other capital changes. At the end of their Constellation Energy board service, directors receive cash based on the value of their deferred stock units.

Under share ownership guidelines, each non-employee director is required to acquire and maintain holdings of Constellation Energy stock (including deferred stock units) equal to at least five times the annual cash retainer. All of the current directors were in compliance with the stock ownership requirements as of December 31, 2009.

The director compensation program for 2010 is unchanged from 2009.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis beginning on page 24 with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2010 annual meeting of shareholders.

Robert J. Lawless, Chairman

Freeman A. Hrabowski, III

Michael D. Sullivan

COMPENSATION RISK ASSESSMENT

Constellation Energy has conducted a comprehensive analysis of the risk profile of our employee and executive compensation policies and programs, and determined that the risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on Constellation Energy. This risk assessment included the following:

•	Participation by Constellation Energy management including the Chief Executive Officer, Chief Financial Officer, Chief Risk Officer, General Counsel and Chief Human Resources Officer.

•

A discussion between the chairman of the Compensation Committee and the Audit Committee at the Audit Committee’s October 2009 meeting regarding how Constellation Energy’s compensation policies and programs align with its business model.

•	A review of the comprehensive risk assessment by management with the Audit Committee in November 2009.

•

As required by its charter, a review of the comprehensive risk assessment by the Compensation Committee and discussion with management in February 2010 with assistance from the Committee’s compensation consultant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Constellation Energy’s directors and executive officers are required to file initial reports of ownership and reports of changes of ownership of Constellation Energy common stock with the Securities and Exchange Commission. Based upon a review of these filings and written representations from the Constellation Energy directors and executive officers, all required filings were timely made, except that one filing reporting one gift of shares of common stock was filed late for Mr. Thayer and two filings reporting gifts of shares of common stock were filed late for Mr. Wallace.

PROPOSAL NO. 2: RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2010

Vote Required; Recommendation of the Board of Directors

Approval of the proposal to ratify PricewaterhouseCoopers LLP as Constellation Energy’s independent registered public accounting firm for the year 2010 requires the affirmative vote of a majority of the votes cast by holders of shares of Constellation Energy common stock present in person or by proxy at the meeting and entitled to vote, assuming a quorum is present. Abstentions and broker non-votes have no effect on this proposal, except they will be counted as having been present for purposes of determining the presence of a quorum.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

General

The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm of Constellation Energy for the fiscal year ending December 31, 2010. PricewaterhouseCoopers LLP has been Constellation Energy’s independent auditors since 1941. A member of PricewaterhouseCoopers LLP will be at the annual meeting and will have the opportunity to make a statement and answer appropriate questions. If the shareholders fail to ratify PricewaterhouseCoopers LLP as the independent registered public accounting firm, the Audit Committee will reconsider its selection.

Fees

Below is a breakdown of fees paid to PricewaterhouseCoopers LLP in 2008 and 2009:

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2008	$10,887,061	$1,349,056	$—	$14,010
2009	$9,594,271	$379,140	$—	$14,100

For 2009, the Audit-Related Fees category includes fees incurred in connection with other services related to our annual audit and interim reviews including services relating to BGE regulatory matters, audits of employee savings plans, audits of unconsolidated entities in which we have an investment, the execution of certain asset divestiture transactions and procedures performed in connection with SEC XBRL reporting requirements that became effective in the second quarter of 2009. For 2008, this category includes fees incurred in connection with other services related to our annual audit and interim reviews including services relating to the MidAmerican merger that was ultimately terminated, the execution of the transactions with EDF, audits of unconsolidated entities in which we have an investment, audits of employee savings plans and services related to BGE regulatory matters. The All Other Fees category consists of fees incurred in connection with certain software subscriptions in 2008 and 2009 and with services related to a gross receipts tax matter in 2008.

Additionally, in 2009 and 2008, approximately $146,000 and $97,000, respectively, of fees were incurred in connection with audits of employee pension plans, which were paid by the pension plan trusts and not included in the table above.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee is responsible for the appointment, compensation, and oversight of the work of Constellation Energy’s independent registered public accounting firm. As part of this responsibility, the Audit Committee has adopted an Audit and Non-Audit Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm must be approved. All services to be provided by the independent registered public accounting firm as well as the related fees must be pre-approved by the Audit Committee and all such services and fees were pre-approved in 2008 and 2009. The Chairman of the Audit Committee has been delegated the authority to specifically pre-approve services, which pre-approval is subsequently reviewed with the Committee. In no event may pre-approval authority be delegated to Constellation Energy management. In the course of carrying out its responsibilities, the Audit Committee considers whether services proposed to be performed by the independent registered public accounting firm are consistent with the rules promulgated by the Securities and Exchange Commission on auditor independence. The Audit Committee also considers the independent registered public accounting firm’s familiarity with Constellation Energy’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance Constellation Energy’s ability to manage or control risk or improve audit quality.

PROPOSAL NO. 3: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF 2007 LONG-TERM INCENTIVE PLAN

Vote Required; Recommendation of the Board of Directors

This proposal will not be approved unless it receives the affirmative votes of the holders of a majority of the votes cast on such proposal, provided that the total votes cast on the proposal represents over 50% of all shares of Constellation Energy common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal unless holders of more than 50% of all shares of Constellation Energy common stock entitled to vote cast votes, in which event broker non-votes will not have any effect on the result of the vote.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED FOR APPROVAL OF THIS PROPOSAL.

The Board of Directors approved the adoption of the 2007 Long-Term Incentive Plan (Plan) in February 2007 and the shareholders of Constellation Energy approved the Plan effective May 18, 2007. In connection with the shareholder approval, Constellation Energy agreed not to make any awards under any other prior long-term incentive plan. As of March 31, 2010, there were 3,658,796 shares available for issuance under the Plan. Of that number, 2,761,007 shares may be issued in connection with restricted stock, restricted stock unit, performance unit, equity awards and dividend equivalents (full value awards) as of March 31, 2010. As of March 31, 2010, there were 9,364,177 options to purchase Constellation Energy’s common stock outstanding and no stock appreciation rights outstanding. The options have a weighted average exercise price of $43.12 per share and a weighted average remaining term of 7.33 years. There were 1,374,962 shares outstanding in connection with unvested full value awards as of March 31, 2010. There were 201,569,723 shares of common stock outstanding on March 19, 2010, the record date for the 2010 annual meeting.

Proposed Amendments to the 2007 Long-Term Incentive Plan

You are being asked to approve an amendment and restatement of the Plan, effective as of May 28, 2010, in order to increase, by 9 million shares, the number of shares of common stock that may be delivered pursuant to awards under the Plan. In addition, we are asking shareholders to approve an extension of the termination date of the Plan from May 18, 2017 to May 28, 2020, which would be the tenth anniversary of the date of shareholder approval of the amendment and restatement of the Plan. Each of the Compensation Committee of the Board of Directors and the Board of Directors has approved the amendment and restatement of the Plan. If the amendment and restatement of the Plan is approved by shareholders, the number of shares available for issuance in connection with full value awards will not increase and the additional 9 million shares will be available for issuance in connection with stock option and stock appreciation rights awards only. We believe that the approval of the amendment and restatement of the Plan is important to our business as it will provide us with the ability to continue to recruit, retain and incentivize directors, officers and key employees.

Description of Amended and Restated 2007 Long-Term Incentive Plan

The following is a summary of the key terms of the Plan, as proposed to be amended and restated, which is qualified in its entirety by reference to the full text of the Plan as proposed to be amended and restated that is attached to this Proxy Statement as Annex A.

Purpose: The purpose of the Plan is to increase shareholder value by providing a long-term incentive to reward officers and key employees of Constellation Energy and its subsidiaries for the continued profitable performance of Constellation Energy and its subsidiaries. The Plan is also designed to permit Constellation Energy and its subsidiaries to attract and retain directors, officers, consultants and employees and to increase the ownership of Constellation Energy common stock by such individuals.

The Plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, so that Constellation Energy may preserve its ability to deduct for tax purposes such compensation awarded in excess of $1 million to certain top paid executives. Under this structure, Constellation Energy expects that awards of performance-based restricted stock or restricted stock units, performance units, cash-based awards or other equity awards, or stock options and stock appreciation rights granted at fair market value, and any related dividend equivalents, should be fully deductible by Constellation Energy for tax purposes. Section 162(m) requires that certain material terms of the Plan, including the eligibility, performance measures for establishing performance targets for applicable awards, and maximum amounts payable, be approved by Constellation Energy’s shareholders. In addition, the Plan is subject to shareholder approval under the New York Stock Exchange’s listing requirements.

Shares Available under the Plan: The number of shares of common stock that initially could be granted to participants under the Plan was 9,000,000 shares. As of March 31, 2010, the Plan has 3,658,796 shares available for future awards, which will increase to 12,658,796 shares available for future awards if the proposed amendment and restatement is approved by shareholders. Shares of common stock covered by an award granted under the Plan or any of Constellation Energy’s prior long-term incentive plans that are forfeited or cancelled, expire, or are not issued due to the cash-settlement of such award will again be available for award under the Plan. For each stock appreciation right that is awarded, the number of shares available for delivery under the Plan shall be reduced by one as of the date of grant. Shares that are tendered or withheld as a result of the net settlement of a stock appreciation right may not again be made available for issuance under the Plan. The maximum aggregate number of shares of common stock that initially could be issued in connection with full value awards was 4,500,000. As of March 31, 2010, the Plan currently has 2,761,007 shares available for future full value awards. The number of shares currently available for future full value awards will not increase if shareholders approve the amendment and restatement of the Plan. The maximum number of shares of common stock subject to awards of any combination that may be granted under the Plan during any calendar year to any one person is 2,000,000 and the maximum amount of cash that may be granted under the Plan during any calendar year to any one person is $20 million; but to the extent the maximum award is not granted in a year, the unused amount may be carried over to subsequent years. All of the above share amounts are subject to adjustment to reflect stock dividends or splits, share exchanges and other capital adjustments.

As of March 31, 2010, the fair market value of a share of common stock, based on the New York Stock Exchange composite transaction closing price, was $35.11.

Administration: The Compensation Committee is the plan administrator. The Plan gives the Compensation Committee broad authority to determine the persons to whom, and the times at which, the Compensation Committee will grant awards, the times at which awards will lapse, the types of awards they will grant, the number of shares of common stock to be covered by each award, and all other terms and conditions for awards the Compensation Committee grants under the Plan. The

Compensation Committee may require or permit a participant to defer all or part of any award payout. The Compensation Committee may delegate its authority to one or more directors, officers or employees of Constellation Energy with respect to participants who are not directors or executive officers of Constellation Energy.

Participation: Each officer, employee, consultant or director of Constellation Energy or its subsidiaries, who is designated by the plan administrator, is eligible to participate in the Plan. Also, the plan administrator may grant awards to individuals in connection with hiring or appointment (as an officer, employee, consultant or director), retention or otherwise, prior to the date the individual first performs services for Constellation Energy (but no award vesting will occur before such date). Constellation Energy has not, and does not currently intend, to grant awards to consultants. However, it may choose to do so in the future and the number of consultants who may be designated by the plan administrator to participate is currently not determinable.

Awards: Under the Plan as proposed, the plan administrator may grant the following types of awards from time to time:

Restricted Stock or Restricted Stock Units: The plan administrator may grant awards of common stock or stock units bearing restrictions (Restricted Stock or Restricted Stock Units) prohibiting a participant’s transfer of the Restricted Stock or Restricted Stock Units until the expiration of the restriction period. The plan administrator may grant Restricted Stock or Restricted Stock Units without requiring the participant to pay any consideration. The plan administrator will establish the terms and conditions of each grant, including the nature and extent of any restrictions and the treatment of any dividend or dividend equivalent. On completion of the restriction period and attainment of any performance targets, the restrictions will expire with respect to one or more shares of Restricted Stock or Restricted Stock Units.

Options: The plan administrator may grant either incentive stock options (ISOs) that are qualified under Section 422 of the Internal Revenue Code, or options not intended to qualify under any section of the Internal Revenue Code. The plan administrator may grant options with or without requiring the participant to pay any consideration. The plan administrator will establish the terms and conditions of each grant; provided, however, that the plan administrator may not grant an option with an exercise price less than 100% of the fair market value of the common stock on the date the option is granted, and the plan administrator may not reprice an option (other than to reflect a capital adjustment of Constellation Energy) or buyout an option for cash or other consideration without shareholder approval. Further, options may not be exercisable for more than ten (10) years from the date of grant. In the plan administrator’s discretion, participants may pay the exercise price in cash, shares of common stock, or both.

The federal income tax consequences of options are summarized as follows:

Incentive Stock Options: The plan administrator may grant ISOs under the Plan, which are intended to meet the requirements of Section 422 of the Internal Revenue Code. There are no tax consequences to the participant or Constellation Energy from the grant of an ISO. If a participant exercises an ISO, the participant will not recognize any income for ordinary income tax purposes (although the participant may be required to pay an alternative minimum tax in respect of all or some portion of the difference between the exercise price and the fair market value of the common stock subject to the option) and Constellation Energy will not be allowed a deduction at any time in connection with such award, if the following conditions are met: (i) at all times during the period beginning with the date of grant and ending on the day three months before the date of exercise, the participant is an employee of Constellation Energy or of a subsidiary; and (ii) the participant makes no disposition of the common stock within two years from the date of grant nor within one year after the common stock is transferred to the participant. The three-month period is extended to one year in the event of disability. If the participant sells the common stock acquired on exercise of an ISO after meeting these conditions, any gain realized over the exercise price ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of the sale.

If the participant fails to comply with the employment or holding period requirements discussed above, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock on the date of exercise over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the participant is treated as having received ordinary income because of his or her failure to comply with either requirement above, Constellation Energy will be entitled to a deduction for the same amount in the same year.

Nonqualified Stock Options: There are no tax consequences to the participant or Constellation Energy from the grant of the option. A participant who exercises an option will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise, and Constellation Energy will be entitled to a deduction for the same amount in the same year. The participant’s basis in such shares will be the fair market value on the date income is realized, and when the participant disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares, on any gain realized in excess of the basis.

Performance Units: The plan administrator may grant performance unit awards payable in common stock, cash or both, upon attainment during a performance period, of one or more performance targets established by the plan administrator.

Stock Appreciation Rights: The plan administrator may grant awards of stock appreciation rights in conjunction with an option or as a separate award. Each stock appreciation right will have a grant price of not less than 100% of the fair market value of a share of Constellation Energy’s common stock on the date of grant, and the plan administrator may not reprice a stock appreciation right (other than to reflect a capital adjustment of Constellation Energy) or buyout a stock appreciation right for cash or other consideration without shareholder approval. The plan administrator may require participants to pay consideration in connection with the grant of a stock appreciation right. The plan administrator will establish the terms and conditions of each grant; provided, however, no stock appreciation rights will remain exercisable for more than ten (10) years after grant.

The plan administrator, in its discretion, will determine whether to settle stock appreciation rights in cash, common stock, or both. If a grant is in conjunction with an option, the option must be surrendered, and the amount of the payment will be determined based on the excess of the fair market value of the common stock at the date of exercise over the option price. If a grant is not in conjunction with an option, the payment will be determined based on the excess of the fair market value of the common stock at the date of exercise over the fair market value at the date of grant.

Dividend Equivalents: The plan administrator may grant awards of dividend equivalents in conjunction with Restricted Stock, Restricted Stock Units or performance units. Each dividend equivalent entitles the participant to receive an amount, at such times and in a form and manner in the plan administrator’s discretion, equal to the dividend actually paid with respect to a share of common stock on each dividend payment date from the date of grant until the dividend equivalent lapses. Dividend equivalents will lapse at a date no later than the lapse date of the award with which it is granted. Dividend equivalents will be structured in a manner that complies with Section 409A of the Internal Revenue Code. Participants will not receive a distribution of accumulated dividends related to performance-based awards except to the extent that the Committee determines that the performance objectives have been met.

Cash-Based Awards and Other Equity Awards: The plan administrator may also grant cash-based and equity awards to one or more participants in such amounts, on such terms and conditions and for such consideration as the plan administrator shall determine. An equity award may be denominated in shares of stock or other securities, stock-equivalent units, securities or debentures convertible into our common stock, or in any combination of the foregoing. A cash-based award may be paid in cash or common stock, or both. An equity award may be paid in cash, common stock, or other securities, or a combination thereof.

Performance Measures: If the Committee grants an award that is intended to qualify as performance-based compensation and satisfy the requirements of Section 162(m), the performance goals that may apply to that award are limited to goals set by reference to the following performance measures: net earnings or net income (before or after taxes); earnings per share; share price (including growth measures and total shareholder return); net sales growth; net operating profit; capital targets (including return on capital); return on assets; return on equity; earnings before or after taxes, interest, depreciation and/or amortization; ongoing earnings; net earnings; net sales growth; return on sales; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, cash flow return on capital and cash flow in excess of costs of capital); economic value added; value created; economic profit (net operating profit after tax, less a cost of capital charge); shareholder value added; revenues; operating income; pre-tax profit margin; gross margin; performance against business plan; customer service; corporate governance quotient or rating; market share; productivity ratios; operating efficiency; employee satisfaction; customer satisfaction; safety; employee engagement; succession planning; supplier diversity; workforce diversity; margins (including gross, future gross or operating margins); credit rating; dividend payments; expenses (including targets or ratios); fuel cost per million BTU; costs per kilowatt hour; retained earnings; completion of acquisitions, divestitures, corporate restructurings, projects or other specific events or transactions; and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, site development, plant development, building development, facility development, government relations, product market share or management.

The foregoing performance measures may be used to measure the performance of Constellation Energy, one or more of its subsidiaries or one or more of its business units, or any combination of the foregoing and may be compared to the performance of a group of competitor companies or a published or special index. The Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures set forth by the Committee with respect to such award. The Committee will determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, to so certify and ascertain the amount of the applicable award.

The Plan generally permits the Committee to determine at the time the performance targets are established that certain adjustments will be made to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following: (1) the gain, loss, income or expense resulting from changes in tax laws or accounting principles or other laws or provisions affecting reported results that become effective during the performance period; (2) the gain, loss, income or expense with respect to the performance period that are extraordinary or unusual in nature or infrequent in occurrence, including but not limited to gain or loss on certain transactions that do not meet the definition of cash flow hedges under U.S. generally accepted accounting principles and must be recognized for financial statement purposes prior to financial statement recognition of the gain or loss of the underlying transaction and also including but not limited to any major corporate transaction-related costs; (3) the gains or losses resulting from, and the direct expenses incurred in connection with mergers, acquisitions or the disposition of a business, in whole or in part, or the sale of investments or non-core assets; (4) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (5) the impact of impairment of tangible or intangible assets including but not limited to changes in valuation allowances for deferred income tax assets; (6) any impact of the phase-out of the tax credit for synthetic fuel or any synthetic fuel earnings; (7) the impact of reorganization, restructuring or business recharacterization activities, including but not limited to reductions in force; (8) foreign exchange gains and losses and (9) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The adjustments are to be determined in accordance with U.S. generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any performance measures related to Constellation Energy’s stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

The Committee also has the authority to use any other performance measures in connection with awards under the Plan that are not intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

Accelerated Award: If a change in control of Constellation Energy occurs, outstanding awards under the Plan will vest as follows:

Service-Based Restricted Stock, Restricted Stock Unit, Cash-Based and Other Equity Awards. Restricted Stock, Restricted Stock Units, cash-based awards and other equity awards that are service-based will vest on a pro rata basis (if not already vested) based on the number of months in the restriction period that have elapsed as of the date of the change in control as compared to the total number of months in the restriction period. Any such Restricted Stock, Restricted Stock Units, cash-based awards or other equity awards that do not vest will remain outstanding in accordance with the original terms of the grant.

Stock Option Awards and Stock Appreciation Rights. Stock Options and Stock Appreciation Rights will immediately and fully vest, will become fully exercisable and will remain exercisable for the remainder of their term.

Performance-Based Restricted Stock, Restricted Stock Unit, Cash-Based and Other Equity Awards and Performance Units. Restricted Stock, Restricted Stock Units, cash-based and other equity awards that are performance-based and performance units will vest on a pro rata basis based on the number of months in the performance period that have elapsed as of the date of the change in control as compared to the total number of months in the performance period. Payouts on vested performance-based Restricted Stock, Restricted Stock Units, cash-based awards and other equity awards and performance units will be accelerated assuming maximum performance was achieved, and such payouts will be made in the form set forth in the original terms of the grant. Any performance-based Restricted Stock, Restricted Stock Units, cash-based awards or other equity awards or performance units that do not vest will remain outstanding in accordance with the original terms of the grant.

Termination or Amendment: If the amendment and restatement of the Plan is approved by shareholders, awards may be made under the Plan until May 28, 2020. The Committee may amend, suspend or terminate the Plan at any time, except that shareholder approval is required for amendments that materially increase the shares that may be issued under the Plan. Also, amendments that materially and adversely affect the rights of participants with respect to previously granted awards require affected participant consent. Further, no amendment will be effective without Board of Directors and/or shareholder approval if such approval is required under Section 162(m) of the Internal Revenue Code, the securities laws, New York Stock Exchange listing requirements or any other applicable laws or regulations. No amendment will be given effect to the extent that it would cause any tax to become due under Section 409A of the Internal Revenue Code.

Tax Withholding: Constellation Energy may deduct from cash award payouts, or withhold shares from awards paid in common stock, any required tax withholding related to such award.

Grants under the Plan: No individual or group has received or will receive an award grant under the Plan from the increased share reserve prior to approval of the amendment and restatement of the Plan. Any future grants that the plan administrator may make are not currently determinable. Outstanding stock option, Restricted Stock, Restricted Stock Unit and performance unit awards granted in prior years under Constellation Energy’s Plan or prior long-term incentive plans to the executive officers named in the 2009 Summary Compensation Table in this Proxy Statement are set forth under Executive and Director Compensation beginning on page 24.

PROPOSAL NO. 4: SHAREHOLDER PROPOSAL

Vote Required; Recommendation of the Board of Directors

Approval of the shareholder proposal requires the affirmative vote of two-thirds of all the votes entitled to be cast by holders of shares of Constellation Energy common stock. Abstentions and “broker non-votes” will have the same effect as votes against the proposal, although they will be counted as having been present for purposes of determining the presence of a quorum.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROXIES WILL BE VOTED AGAINST APPROVAL OF THIS PROPOSAL.

General

Constellation Energy has been advised by Norges Bank (the Central Bank of Norway), Bankplassen 2, P.O. Box 1179 Sentrum, 0107 Oslo, Norway, that it owned more than $2,000 in market value of our common stock, as of the date the proposal was submitted to us, and that the following proposal will be presented for action at the annual meeting. Constellation Energy is not responsible for the accuracy or content of the proposal and supporting statement, presented below, as received from the proponent. Constellation Energy’s reasons for opposing the proposal are also presented below.

RESOLVED: Pursuant Md. Code Ann., Corp. & Ass’ns., § 2-109, the stockholders hereby amend the by-laws to add the following text where designated:

Add to the end of Article IV, Section 2(a):

“Notwithstanding any other provision of these by-laws, the Chairman of the Board shall be a Director who is independent from the Corporation. For purposes of this by-law, ‘independent’ has the meaning set forth in the New York Stock Exchange (“NYSE”) listing standards, unless the Corporation’s common stock ceases to be listed on the NYSE and is listed on another exchange, in which case such exchange’s definition of independence shall apply. If the Board of Directors determines that a Chairman who was independent at the time he or she was selected is no longer independent, the Board of Directors shall select a new Chairman who satisfies the requirements of this by-law within 60 days of such determination. Compliance with this by-law shall be excused if no Director who qualifies as independent is elected by the stockholders or if no Director who is independent is willing to serve as Chairman of the Board. This by-law shall apply prospectively, so as not to violate any contractual obligation of the Corporation in effect when this by-law was adopted.”

Stockholder’s Supporting Statement:

Sound corporate governance is a prerequisite for long term value creation. In that context, the composition of the Board should be such that it represents all stockholders to whom it is accountable. The roles of the Chairman of the Board and CEO are fundamentally different and should not be held by the same person. There should be a clear division of the responsibilities between these positions to ensure a balance of power and authority on the Board. Approximately 45% of S&P 1500 companies have separate CEO and Chairman positions.

The Board should be led by an independent Chairman and be in a position to make independent evaluations and decisions, hire management, decide a remuneration policy that encourages performance, provide strategic direction and take long-term views in the development of business strategies. A board led by an independent chairman is better able to oversee and give guidance to corporation executives and help prevent conflict or the perception of conflict, and in turn effectively strengthen the system of checks-and-balances within the corporate structure and protect stockholder value.

An independent Chairman will be a strength to the Corporation when the Board must make the necessary strategic decisions and prioritizations ahead to sustain a sound business that creates stockholder value over time.

Further, the Board has not demonstrated that having an independent Lead Director is a substitute for an independent Chairman. Over a five-year period (December 1, 2004 to December 1, 2009) Constellation Energy has underperformed the S&P 500 Index by -16.6% and the S&P 500 Utilities Index by -47.1% on a total return basis. We believe a Board with an independent Chairman would better ensure integrity of Board deliberations and unequivocal protection of stockholders’ interests.

We therefore urge stockholders to vote FOR this proposal.

Constellation Energy’s Response to Shareholder Proposal

The Board of Directors has considered the proposal set forth above and recommends a vote AGAINST the proposal for the following reasons:

The Board of Directors believes that Constellation Energy’s shareholders are best served if the Board of Directors has the flexibility to adapt its leadership structure from time to time in appropriate consideration of then-existing facts and circumstances. No single board leadership structure is universally or permanently appropriate. Under Constellation Energy’s bylaws and Corporate Governance Guidelines, the Board of Directors has the flexibility to combine or separate the Chairman of the Board and CEO positions. The overall effectiveness of the Board of Directors could suffer significantly if the proposed bylaw amendment is adopted, because it would eliminate the Board of Directors’ flexibility to make decisions regarding its own leadership structure in a manner that it considers most appropriate for Constellation Energy and its shareholders. The proposed bylaw amendment could prevent the Board of Directors from choosing the best qualified person to serve as Chairman of the Board if the Board of Directors determines that such individual is also (or also should be) a member of Constellation Energy’s management (or a recent member of management who may not qualify as “independent”). Additionally, the proposed bylaw amendment could also preclude the Board of Directors from retaining or attracting the best person to serve as Constellation Energy’s CEO.

The Board of Directors appreciates the proponent’s concern that Constellation Energy follow sound corporate governance practices, and the Board of Directors believes that Constellation Energy’s corporate governance is sound and would not benefit from adoption of the proposed bylaw amendment. The Board of Directors believes that effective corporate governance does not necessarily require the separation of the Chairman of the Board and CEO positions. Instead, the Board believes that, in appropriate cases, combining the two positions can provide for more effective leadership of the Board of Directors and management of Constellation Energy’s business. Depending on the circumstances, a CEO may be best situated to serve as Chairman of the Board because he or she is the director most familiar with Constellation Energy’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In that event, combining the Chairman of the Board and CEO promotes strategy development and execution, and facilitates information flow between management and the Board of Directors.

Implicit in the proposal is that the fusion of the roles of Chairman of the Board and CEO somehow limits the Board of Directors’ oversight of the CEO. This is not the case with respect to Constellation Energy’s corporate governance policies and practices. The Board of Directors takes very seriously its mission to provide direction to, and evaluate the performance of, Constellation Energy’s senior management and the CEO. For that reason, there are numerous existing mechanisms outlined in the Constellation Energy’s Corporate Governance Guidelines and committee charters that provide multiple layers of independent discussion and evaluation of, and communication with, Constellation Energy’s senior management. A few of these mechanisms are outlined below:

•

Director Independence. Under New York Stock Exchange listing requirements, a majority of our directors must be independent. At present, all directors are independent under the NYSE listing standards and as endorsed by our Corporate Governance Guidelines, except Mr. Shattuck, who is the CEO of Constellation Energy, and Mr. Camus, who was appointed to the Board of Directors in connection with EDF Group’s right to nominate one member of the Board of Directors. Constellation Energy has entered into a number of material transactions with EDF Group.

•

Lead Director. The Board of Directors designates a “Lead Director” from among the independent directors. The Board of Directors has currently designated the Chairman of the Compensation Committee to act as its Lead Director. As set forth in the Corporate Governance Guidelines, the Lead Director:

¡	presides at all Board of Directors meetings where the Chairman of the Board is not present,

¡	serves as a liaison between the Chairman of the Board and the independent directors,

¡	approves the schedule and agenda for all Board of Directors’ meetings, as well as materials distributed to the directors in connection with those meetings,

¡	has the authority to call meetings of the independent directors,

¡	chairs executive sessions of the non-management directors, and

¡	serves as a contact for shareholder complaints, other than those involving auditing or accounting matters.

•

Board Committees. Four Board committees provide independent oversight of management—the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Committee on Nuclear Power. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee is composed entirely of independent directors. The Committee on Nuclear Power consists of three independent directors and Mr. Camus. All committees hold regular executive sessions at which only committee members are present and are authorized to retain their own outside counsel and other advisors as they deem necessary. The members and chairman of each committee are elected by the Board of Directors and the composition of each committee is reviewed annually by the Nominating and Corporate Governance Committee. Each committee provides to the Board of Directors a full report of its activity conducted in accordance with its charter.

•	CEO Evaluation. The Compensation Committee annually evaluates the performance of the CEO and uses the results of such evaluation to set the compensation terms for the CEO.

•

Regular Meetings and Executive Sessions. The Board of Directors meets at regularly scheduled meetings at least six times per year, and will meet more often if necessary. The Board met nine, 21 and eight times in 2007, 2008 and 2009, respectively. Any director may request items to be included on the Board and committee meeting agendas, and any director may raise subjects that are not on the agenda. Executive sessions of the independent directors are held prior to or following each regularly scheduled meeting of the Board of Directors.

The shareholders of Constellation Energy also have mechanisms available to them to ensure that the Board of Directors retains appropriate oversight of the CEO and other senior management. For instance, each year, each member of the Board of Directors must be elected by shareholders under a majority voting standard. In addition, as discussed in Shareholder Communications, any shareholder may communicate with the Lead Director or any other member of the Board of Directors.

Further, the proponent states that the Board of Directors has not demonstrated that having an independent Lead Director is a substitute for an independent Chairman of the Board by pointing to Constellation Energy’s shareholder return from December 1, 2004 to December 1, 2009. The Board believes that this timeframe is somewhat arbitrary and different results can be produced by using an alternative timeframe. For instance, from the beginning of July 2002, the month in which Mayo Shattuck became both Chairman and CEO, through the end of February 2010, Constellation Energy has outperformed the S&P 500 index by 20.5% and underperformed the S&P 500 Utilities index by only 10.3% on a total return basis with dividends reinvested.

As a result, the Board of Directors does not believe that mandating an independent Chairman of the Board is necessary to safeguard the independence of the Board of Directors or maintain effective oversight of management by the Board of Directors, particularly in light of Constellation Energy’s corporate governance policies and practices. The Board of Directors believes that the proposed bylaw amendment would eliminate crucial flexibility to determine the best leadership structure for Constellation Energy at any given time. Accordingly, the Board of Directors believes that the proposal is not in the best interests of Constellation Energy and its shareholders. Therefore, the Board of Directors recommends a vote AGAINST the proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS

FOR NEXT YEAR

For inclusion in next year’s proxy statement: Any Constellation Energy shareholder who desires to include a proposal in the proxy statement for the 2011 annual meeting must deliver it so that it is received by December 17, 2010. In addition, a shareholder must meet all requirements under the rules of the SEC necessary to have a proposal included in Constellation Energy’s proxy statement.

For presentation at the next annual meeting of shareholders: Under the Constellation Energy bylaws, any shareholder who wants to propose a nominee for election as a director, or to present any other proposal, at the 2011 annual meeting must deliver the proposal so it is received by January 31, 2011. However, if the date of the 2011 annual meeting is changed so that it is more than 30 days earlier or more than 60 days later than May 28, 2011, any such proposals must be delivered not more than 120 days prior to the 2011 annual meeting and not less than the later of (1) 90 days prior to the 2011 annual meeting or (2) 10 days following the day on which we first publicly announce the date of the 2011 annual meeting.

Any proposals must be sent, in writing, to the Corporate Secretary, Constellation Energy Group, Inc., 100 Constellation Way, Suite 1800P, Baltimore, Maryland 21202. Proposals will not be accepted by facsimile.

Annex A

Constellation Energy Group, Inc.

2007 Long-Term Incentive Plan

(Plan)

Amended and Restated Effective May 28, 2010

1.	Purpose. The purpose of this Plan is to increase shareholder value by providing a long-term incentive to reward officers and key employees of the Company and its Subsidiaries, who are mainly responsible for the continued growth, development, and financial success of the Company and its Subsidiaries, and for the continued profitable performance of the Company and its Subsidiaries. The Plan is also designed to permit the Company and its Subsidiaries to attract and retain talented and motivated directors, officers, consultants and employees and to increase their ownership of Company common stock. The Plan also provides the ability to award long-term incentives that qualify for federal income tax deduction. Upon the adoption of this Plan, no new Awards shall be granted under any prior long-term incentive plan.

2.	Definitions. All singular terms defined in this Plan will include the plural and vice versa. As used herein, the following terms will have the meaning specified below:

“Award” means individually or collectively, Cash-Based Award, Restricted Stock, Restricted Stock Units, Options, Performance Units, Stock Appreciation Rights, Dividend Equivalents, or Other Equity granted under this Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award granted to a Participant as described in Section 12A.

“Change in Control” means the occurrence of any one of the following events:

(i) individuals who, on the effective date of the adoption of the Plan, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such adoption date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(ii) any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Sections 13(d)(3) and 14(d)(2) of the 1934 Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any corporation with respect to which the Company owns a majority of the outstanding shares of common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors (a “Subsidiary Company”), (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary Company, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), or (E) pursuant to any acquisition by a Participant or any group of persons including a Participant (or any entity controlled by a Participant or any group of persons including a Participant);

(iii) consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), unless immediately following such Business Combination: (A) more than 60% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of at least 95% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 20% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B), and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the consummation of a sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

“Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or such other committee as the Board shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan, at least two members of which qualify as non-employee directors (within the meaning of Rule 16b-3 promulgated under Section 16 of the 1934 Act), and as “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any rules or regulations promulgated by an applicable stock exchange or similar regulatory authority.

“Company” means Constellation Energy Group, Inc., a Maryland corporation, or its successor, including any “New Company” as provided in Section 16J.

“Covered Employee” means a Participant, who at the time of reference, is a “covered employee”, as described in Code Section 162(m).

“Date of Grant” means the date on which the granting of an Award is authorized by the Plan Administrator or such later date as may be specified by the Plan Administrator in such authorization.

“Disability” means the determination that a Participant is “disabled” under the Company disability plan in effect at that time or, if applicable to such Participant, a Subsidiary disability plan in effect at that time.

“Dividend Equivalent” means an Award granted under Section 11.

“Eligible Person” means any person who satisfies all of the requirements of Section 5.

“Exercise Period” means the period or periods during which a Stock Appreciation Right is exercisable.

“Fair Market Value” means the value of the Stock determined by such methods or procedures as shall be established from time to time by the Plan Administrator; provided, that to the extent required to avoid the imposition of a tax under Section 409A of the Code in respect of an Award, such method shall conform to the requirements of Section 409A.

“Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Option” or “Stock Option” means either a nonqualified stock option or an Incentive Stock Option.

“Option Period” or “Option Periods” means the period or periods during which an Option is exercisable.

“Other Equity” means an Award granted under Section 12B.

“Participant” means an individual who has been granted an Award under this Plan.

“Pension Plan” means the Pension Plan of Constellation Energy Group, Inc. as may be amended from time to time, or other qualified retirement plan of Constellation Energy Group, Inc. or a Subsidiary designated by the Committee from time to time.

“Performance-Based Compensation” means compensation under an award that satisfies the requirements of Section 162(m) of the code for deductibility of remuneration paid to Covered Employees.

“Performance Measures” means measures as described in Section 13 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

“Performance Period” means the taxable year of the Company or any other period designated by the Plan Administrator with respect to which an Award may be granted.

“Performance Target(s)” means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 13B for each Participant for the applicable Performance Period in respect of any one or more of the Performance Measures.

“Performance Unit” means a unit of measurement equivalent to such amount or measure as defined by the Plan Administrator which may include, but is not limited to, dollars or market value shares.

“Plan Administrator” means, as set forth in Section 4, the Committee or its designee.

“Restricted Stock” means Stock issued in the name of a Participant that bears a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the Stock until the expiration of the restriction period as described in Section 7.

“Restricted Stock Unit” means a right granted that is denominated in shares of stock, each of which represents a right to receive the value of a share of stock (or a percentage of such value, which percentage may be higher than 100%) upon the terms and conditions set forth by the Plan Administrator.

“Retirement” means retirement on or after the earlier of: (i) eligibility to receive an early retirement benefit under a Pension Plan, (ii) eligibility to receive retirement benefits under a Company supplemental retirement plan; or (iii) such time as is specified in an applicable employment arrangement.

“Stock” means the common stock, without par value, of the Company.

“Stock Appreciation Right” means an Award granted under Section 10.

“Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity, including an acquired entity, in which the Company has a significant equity interest, as determined by the Plan Administrator, in its discretion.

“Termination” means resignation or discharge from employment (or cessation of board membership in the case of a director or cessation of the performance of services in the case of a consultant) with the Company or any of its Subsidiaries except in the event of death, Disability, or Retirement.

“Year” means a fiscal year of the Company commencing on or after May 18, 2007 that constitutes all or part of the applicable Performance Period.

3.	Effective Date, Duration and Stockholder Approval.

A. Effective Date and Stockholder Approval. The Plan was approved by the Company’s shareholders in accordance with Maryland law at the Company’s 2007 Annual Meeting of Stockholders, and became effective as of May 18, 2007. Subject to the approval of the Company’s shareholders in accordance with Maryland law at the Company’s 2010 Annual Meeting of Stockholders, the Plan will be amended and restated effective May 28, 2010.

B. Period for Grants of Awards. Awards may be made as provided herein for a period of 10 years after May 28, 2010.

C. Termination. The Plan will continue in effect until all matters relating to the payment of outstanding Awards and administration of the Plan have been settled.

4.	Plan Administration. The Committee is the Plan Administrator and has sole authority (except as specified otherwise herein) to determine all questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the Plan provisions, and, in general, to make all determinations advisable for the administration of the Plan to achieve its stated purpose. Without limiting the generality of the foregoing, on or after the date of grant of an Award the Plan Administrator may modify, amend, extend, renew or accelerate the vesting or settlement of outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards or otherwise amend an outstanding Award in whole or in part from time-to-time in such manner as the Committee determines, in its sole and absolute discretion, to be necessary or appropriate, which amendments may be made retroactively or prospectively, provided, however, that, (i) no modification, amendment or substitution that results in repricing a Stock Option or Stock Appreciation Right that is settled in shares to a lower exercise price, or the cancellation, exchange, or surrender of an outstanding Stock Option or Stock Appreciation Right in exchange for cash or other awards or Stock Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Stock Option or Stock Appreciation Right, other than to reflect an adjustment made pursuant to Section 14, shall be made without prior stockholder approval; (ii) except as provided in Section 14 of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the Participant and, (iii) the Committee shall not have any such authority to the extent that the grant or exercise of such authority would cause any tax to become due under Section 409A of the Code). In addition, the Committee will have the authority to determine whether an authorized leave of absence, absence in the military or government service, or other break in the continuous service of an employee or consultant constitutes a termination of employment (or provision of services, in the case of a consultant). The employment of an employee (or provision of services in respect of a consultant) with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to an entity that is a Subsidiary of the Company and such entity ceases to be a Subsidiary of the Company, unless the Committee determines otherwise.

The Plan Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and any agreements evidencing such Awards) need not be uniform and may be made by the Plan Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. Such determinations shall be final and not subject to further appeal.

The Committee may delegate its authority under the Plan to one or more subcommittees, which may be comprised of one or more directors, officers or employees of the Company to the extent permitted by applicable law, with respect to Participants who are not directors or executive officers of the Company.

5.	Eligibility. Each officer, employee, consultant or director of the Company and its Subsidiaries may be designated by the Plan Administrator as a Participant, from time to time, with respect to one or more Awards. No officer, employee, consultant or director of the Company or its Subsidiaries shall have any right to be granted an Award under this Plan. The Plan Administrator may also grant Awards to individuals in connection with hiring (as an officer, employee, consultant or director), retention or otherwise, prior to the date the individual first performs services for the Company or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

6.	Grant of Awards and Limitation of Number of Shares Awarded. The Plan Administrator may, from time to time, grant Awards to one or more Eligible Persons, provided that subject to any adjustment pursuant to Section 14, the aggregate number of shares of Stock subject to Awards that may be delivered under this Plan may not exceed 18,000,000 shares. Shares delivered by the Company under the Plan may be authorized and unissued Stock or Stock purchased on the open market (including private purchases) in accordance with applicable securities laws.

Any shares of Stock covered by an Award (or portion of an Award) granted under the Plan that are forfeited or canceled, expire or are not issued due to the cash-settlement of such Award, shall be deemed not to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. Any shares of Stock covered by an Award (or portion of an Award) granted under a prior long-term incentive plan that are forfeited or canceled, expire or are not issued due to the cash-settlement of such prior long-term incentive plan Award shall be available for delivery under this Plan. For each Stock Appreciation Right that is awarded, the number of shares available for delivery under the Plan shall be reduced by one as of the date of grant. Shares that are tendered or withheld as a result of the net settlement of a Stock Appreciation Right may not again be made available for issuance under the Plan.

The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock or Restricted Stock Unit Awards under Section 7 of the Plan, Performance Unit Awards under Section 9 of the Plan, Dividend Equivalents under Section 11 of the Plan, and other Equity Awards under Section 12 of the Plan shall in the aggregate be 4,500,000. The maximum number of shares of Stock subject to Awards of any combination that may be granted during any calendar year under the Plan to any one person is 2,000,000 and the maximum amount of cash that may be granted pursuant to an Award during any calendar year under the Plan to any one person is $20,000,000; provided, however, that to the extent the maximum permissible award is not made in a year, such amount may be carried over to subsequent years. Such per-individual limit shall not be adjusted to effect a restoration of shares of Stock with respect to which the related Award is terminated, surrendered or canceled. Shares of Stock covered by Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Section 303A.08 of the New York Stock Exchange Listed Company Manual or any successor provision) shall not count as used under the Plan for purposes of this Section 6.

The Plan Administrator may permit or require a recipient of an Award to defer all or part of such individual’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Plan Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

7.	Restricted Stock and Restricted Stock Unit Awards.

A. Grants of Restricted Shares or Units. One or more shares of Restricted Stock or Restricted Stock Units may be granted to any Eligible Person. The Restricted Stock may be issued or Restricted Stock Unit granted to the Participant on the Date of Grant without the payment of consideration by the Participant. The Restricted Stock will be issued or Restricted Stock Unit granted in the name of the Participant and will bear a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the Restricted Stock or Restricted Stock Unit until the expiration of the restriction period. Each Restricted Stock or Restricted Stock Unit Award may have a different restriction period, at the discretion of the Plan Administrator.

The Plan Administrator may also impose such other restrictions and conditions on the Restricted Stock or Restricted Stock Unit as it deems appropriate including, without limitation, a requirement that a Participant pay a stipulated purchase price for each share of Restricted Stock or Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, service-based restrictions on vesting following attainment of performance goals or service-based restrictions.

Upon issuance to the Participant of the Restricted Stock the Participant will have the right to vote the Restricted Stock. Upon issuance to the Participant of the Restricted Stock or grant of the Restricted Stock Unit and subject to the Plan Administrator’s discretion, the Participant will have the right to receive the cash dividends (or Dividend Equivalents as provided in Section 11) distributable with respect to such shares or units, with such dividends or Dividend Equivalents treated as compensation to the Participant. The Plan Administrator, in its sole discretion, may direct the accumulation and payment of distributable dividends to the Participant at such times, and in such form and manner, as determined by the Plan Administrator.

B. Forfeiture or Payout of Award. For Awards that are subject to restrictions based upon achievement of specific performance goals, as soon as practicable after the end of each Performance Period, the Plan Administrator will determine whether the performance objectives and other material terms of the Award were satisfied. The Plan Administrator’s determination of all such matters will be final and conclusive.

As soon as practicable after the date the Plan Administrator makes the above determination, the Plan Administrator will determine the Award payment for each Participant. In the event a Participant ceases employment (or ceases board membership in the case of a director or ceases the performance of services in the case of a consultant) during a restriction period, a Restricted Stock or Restricted Stock Unit Award is subject to forfeiture or payout (i.e., removal of restrictions) as follows: (a) involuntary Termination by the Company without cause (as determined in the sole discretion of the Company), Retirement, Disability or death—payout of the Restricted Stock or Restricted Stock Unit Award is prorated for service during the period; or (b) other Termination—the Restricted Stock or Restricted Stock Unit Award is completely forfeited. Notwithstanding the foregoing, the Plan Administrator may modify the above in its sole discretion in the actual Award.

Any shares of Restricted Stock which are forfeited will be transferred to the Company.

C. Form and Timing of Payment. With respect to shares of Restricted Stock, upon completion of the restriction period and satisfaction of any other conditions related to the Award, all Award restrictions will expire and new certificates representing the Award will be issued (the payout) without the restrictive legend described in Section 7A. With respect to Restricted Stock Units, upon completion of the restriction period and satisfaction of any other conditions related to the Award, such Units may be paid out in cash or shares of Stock or in a combination of cash and Stock, as determined by the Plan Administrator in its sole discretion. Such payouts will be made as soon as practicable after the Award payment is determined.

D. Waiver of Section 83(b) Election. Unless otherwise directed by the Plan Administrator, as a condition of receiving an Award of Restricted Stock, a Participant must waive in writing the right to make an election under Section 83(b) of the Code to report the value of the Restricted Stock as income on the Date of Grant.

8.	Stock Options.

A. Grants of Options. One or more Options may be granted to any Eligible Person on the Date of Grant with or without the payment of consideration by the Participant.

B. Stock Option Agreement. Each Option granted under the Plan will be evidenced by a “Stock Option Agreement” between the Company and the Participant containing provisions determined by the Plan Administrator, including, without limitation, provisions to qualify Incentive Stock Options as such under Section 422 of the Code if directed by the Plan Administrator at the Date of Grant; provided, however, that each Incentive Stock Option Agreement must include the following terms and conditions: (i) that the Options are exercisable, either in total or in part, with a partial exercise not affecting the exercisability of the balance of the Option; (ii) every share of Stock purchased through the exercise of an Option will be paid for in full at the time of the exercise; (iii) each Option will cease to be exercisable, as to any share of Stock, at the earliest of (a) the Participant’s purchase of the Stock to which the Option relates, (b) the Participant’s exercise of a related Stock Appreciation Right, or (c) the lapse of the Option; (iv) Options will not be transferable by the Participant except by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by the Participant or by the Participant’s guardian or legal representative; and (v) notwithstanding any other provision, in the event of a public tender for all or any portion of the Stock or in the event that any proposal to merge or consolidate the Company with another company is submitted to the stockholders of the Company for a vote, the Plan Administrator, in its sole discretion, may declare any previously granted Options to be immediately exercisable.

C. Option Price. The Option price per share of Stock will be set by the grant, but will be not less than 100% of the Fair Market Value at the Date of Grant.

D. Form of Payment. At the time of the exercise of the Option, the Option price will be payable in cash or in shares of Stock or in a combination of cash and shares of Stock, in a form and manner as required by the Plan Administrator in its sole discretion. When Stock is used in full or partial payment of the Option price, it will be valued at the Fair Market Value on the applicable date.

E. Other Terms and Conditions. The Option will become exercisable in such manner and within such Option Period or Periods, not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement upon payment in full. Except as otherwise provided in this Plan or in the Stock Option Agreement, any vested Option may be exercised in whole or in part at any time. In the event of a Change in Control, any vested option will remain exercisable for the duration of the Option Period.

F. Lapse of Option. An Option will lapse upon the earlier of: (i) 10 years from the Date of Grant, or (ii) at the expiration of the Option Period set by the grant. If the Participant ceases employment (or ceases board membership in the case of a director or ceases the performance of services in the case of a consultant) within the Option Period and prior to the lapse of the Option, the Option will lapse as follows: (a) Retirement (for Awards granted on or after February 21, 2008)—any unvested Option shall continue to vest in accordance with the schedule set forth in the Stock Option Agreement and all Options will lapse on the earlier of the expiration date of the Option Period specified in the Stock Option Agreement or 5 years from the effective date of Retirement; (b) Retirement (for Awards granted before February 21, 2008), Disability or death—any unvested Option will lapse on the effective date of the Retirement, Disability or death and any vested

Option will lapse at the expiration of the Option Period set by the Grant; or (c) other Termination—any unvested Option will lapse on the effective date of the Termination and any vested Option will lapse 90 days after the effective date of the Termination. Notwithstanding the foregoing, the Plan Administrator may modify the above in its sole discretion in the actual Award.

G. Individual Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Stock for which Incentive Stock Options (whether under this Plan or another arrangement) in any calendar year are first exercisable will not exceed $100,000 with respect to such calendar year (or such other individual limit as may be in effect under the Code on the Date of Grant) plus any unused portion of such limit as the Code may permit to be carried over.

9.	Performance Units.

A. Grants of Performance Units. One or more Performance Units may be granted to any Eligible Person. The Performance Units may be issued to the Participant on the Date of Grant without the payment of consideration by the Participant. One or more Performance Units may be earned by an Eligible Person based on the achievement of performance objectives during a Performance Period, in the sole discretion of the Plan Administrator. The Plan Administrator may also impose such other restrictions and conditions on the Performance Units as it deems appropriate. Each Performance Unit Award may be subject to different restrictions and conditions, at the discretion of the Plan Administrator.

B. Forfeiture or Payout of Award. As soon as practicable after the end of each Performance Period, the Plan Administrator will determine whether the performance objectives and other material terms of the Award were satisfied. The Plan Administrator’s determination of all such matters will be final and conclusive.

As soon as practicable after the date the Plan Administrator makes the above determination, the Plan Administrator will determine the Award payment for each Participant.

In the event a Participant ceases employment (or ceases board membership in the case of a director or ceases the performance of services in the case of a consultant) during a Performance Period (or at the Plan Administrator’s discretion, prior to Award payout), the Performance Unit Award generally is subject to forfeiture or payout as follows: (a) involuntary Termination by the Company without cause, as determined in the sole discretion of the Company (for terminations that occurred before February 26, 2009), Retirement (for Awards granted before February 21, 2008), Disability or death—(i) if the Plan Administrator determines that performance is at or above an applicable target at the time employment ceases, payout of the Performance Unit Award is based on 100% of target performance and prorated for service during the Performance Period and (ii) if the Plan Administrator determines that performance is below target at the time employment ceases no payout will be made; (b) Retirement (for Awards granted on or after February 21, 2008)—payout is prorated for service during the Performance Period and based on the achievement of performance objectives as determined by the Plan Administrator after the end of the Performance Period; (c) involuntary Termination by the Company without cause, as determined in the sole discretion of the Company (for terminations on or after February 26, 2009)—(i) if the Plan Administrator determines that performance is at or above an applicable target after the end of the Performance Period, payout of the Performance Unit Award is based on 100% of target performance and prorated for service during the Performance Period and (ii) if the Plan Administrator determines that performance is below target after the end of the Performance Period no payout will be made; or (d) other Termination—the Performance Unit Award is completely forfeited. Notwithstanding the foregoing, the Plan Administrator may modify the above in its sole discretion in the actual Award.

C. Form and Timing of Payment. Each Performance Unit payout may be paid in cash or shares of Stock or in a combination of cash and Stock, as determined by the Plan Administrator in its sole discretion. Such payouts will be made within a reasonable period of time, as determined in the sole discretion of the Plan Administrator, after the Award payment is determined.

10.	Stock Appreciation Rights.

A. Grants of Stock Appreciation Rights. Stock Appreciation Rights may be granted under the Plan in conjunction with an Option either at the Date of Grant or by amendment or may be separately granted. Each Stock Appreciation Right will have a grant price of not less than 100% of the Fair Market Value at the Date of Grant. Stock Appreciation Rights will be subject to such terms and conditions not inconsistent with the Plan as the Plan Administrator may impose.

B. Right to Exercise; Exercise Period. A Stock Appreciation Right issued pursuant to an Option will be exercisable to the extent the Option is exercisable. A Stock Appreciation Right issued independent of an Option will be exercisable pursuant to such terms and conditions established in the Award. Notwithstanding such terms and conditions, in the event of a public tender for all or any portion of the Stock or in the event that any proposal to merge or consolidate the Company with another company is submitted to the stockholders of the Company for a vote, the Plan Administrator, in its sole discretion, may declare any previously granted Stock Appreciation Right immediately exercisable.

C. Failure to Exercise. If on the last day of the Option Period, in the case of a Stock Appreciation Right granted pursuant to an Option, or the specified Exercise Period, in the case of a Stock Appreciation Right issued independent of an Option, the Participant has not exercised a Stock Appreciation Right, then such Stock Appreciation Right will be deemed to have been exercised by the Participant on the last day of the Option Period or Exercise Period.

D. Payment. An exercisable Stock Appreciation Right granted pursuant to an Option will entitle the Participant to surrender unexercised the Option or any portion thereof to which the Stock Appreciation Right is attached, and to receive in exchange for the Stock Appreciation Right payment (in cash or Stock or a combination thereof as described below) equal to the excess of the Fair Market Value of one share of Stock at the date of exercise over the Option price, times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so surrendered. Upon exercise of a Stock Appreciation Right not granted pursuant to an Option, the Participant will receive for each Stock Appreciation Right payment (in cash or Stock or a combination thereof as described below) equal to the excess of the Fair Market Value of one share of Stock at the date of exercise over the Fair Market Value of one share of Stock at the Date of Grant of the Stock Appreciation Right, times the number of shares called for by the Stock Appreciation Right.

The Plan Administrator may direct the payment in settlement of the Stock Appreciation Right to be in cash or Stock or a combination thereof. Alternatively, the Plan Administrator may permit the Participant to elect to receive cash in full or partial settlement of the Stock Appreciation Right, provided that the Plan Administrator must consent to or disapprove such election. The value of the Stock to be received upon exercise of a Stock Appreciation Right shall be the Fair Market Value of the Stock on the trading day preceding the date on which the Stock Appreciation Right is exercised.

To the extent that a Stock Appreciation Right issued pursuant to an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

E. Nontransferable. A Stock Appreciation Right will not be transferable by the Participant except by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by the Participant or by the Participant’s guardian or legal representative.

F. Lapse of a Stock Appreciation Right. A Stock Appreciation Right will lapse upon the earlier of: (i) 10 years from the Date of Grant; or (ii) at the expiration of the Exercise Period as set by the grant. If the Participant ceases employment (or ceases Board membership in the case of a director or ceases the performance of services in the case of a consultant) within the Exercise Period and prior to the lapse of the Stock Appreciation Right, the Stock Appreciation Right will lapse as follows: (a) Retirement, Disability or death—any unvested Stock Appreciation Right will lapse on the effective date of the Retirement, Disability or death and any vested Stock Appreciation Right will lapse at the expiration of the Exercise Period set by the grant; or (b) other Termination—any unvested Stock Appreciation Right will lapse on the effective date of the Termination and any vested Stock Appreciation Right will lapse 90 days after the effective date of the Termination; provided, however, that the Plan Administrator may modify the above in its sole discretion.

11.	Dividend Equivalents.

A. Grants of Dividend Equivalents. Dividend Equivalents may also be granted under the Plan in conjunction with Restricted Stock, Restricted Stock Units or Performance Units, at any time during the Performance Period, without consideration by the Participant. Dividend Equivalents will be structured in a manner that complies with Section 409A of the Code.

B. Payment. Each Dividend Equivalent will entitle the Participant to receive an amount equal to the dividend actually paid with respect to a share of Stock on each dividend payment date from the Date of Grant to the date the Dividend Equivalent lapses as set forth in Section 11D. The Plan Administrator, in its sole discretion, may direct the payment of such amount at such times and in such form and manner as determined by the Plan Administrator. With respect to Awards that pay out or restrictions that lapse based upon the achievement of specific performance goals, Participants will not receive a distribution of accumulated dividends except to the extent that the Plan Administrator determines that such performance goals have been met.

C. Nontransferable. A Dividend Equivalent will not be transferable by the Participant.

D. Lapse of a Dividend Equivalent. Each Dividend Equivalent will lapse on the earlier of (i) the end of the Performance Period (or if earlier, the date the Participant ceases employment or ceases board membership in the case of a director or ceases the performance of services in the case of a consultant) of the related Performance Units, Restricted Stock or Restricted Stock Unit Award; or (ii) the lapse date established by the Plan Administrator on the Date of Grant of the Dividend Equivalent.

12.	Cash-Based Awards and Other Equity Awards.

A. Grant of Cash-Based Awards. Cash-Based Awards may be granted to any Eligible Person, in such amounts, on such terms and conditions, and for such consideration, including no consideration as the Plan Administrator shall determine. A Cash-Based Award may be paid in cash or shares of Stock or in a combination of cash and Stock, as determined in the sole discretion of the Plan Administrator.

B. Other Equity Awards. One or more shares of Stock may be granted to any Eligible Person, in such amounts, on such terms and conditions, and for such consideration, including no consideration as the Plan Administrator shall determine. An Other Equity Award may be denominated in Stock or other securities, stock-equivalent units, securities or debentures convertible into Stock, or any combination of the foregoing and may be paid in Stock or other securities, in cash, or in a combination of Stock or other securities and cash, as determined in the sole discretion of the Plan Administrator.

C. Forfeiture of Payout of Award. The Plan Administrator shall determine the extent to which the Participant shall have the right to receive outstanding Cash-Based Awards or Other Equity Awards or to have such Awards vest or payout, as applicable, in the event a Participant ceases employment (or ceases board membership in the case of a director or ceases the performance of services in the case of a consultant). Such provisions shall be determined in the sole discretion of the Plan Administrator, may be included in an agreement with the Participant reflecting the terms of such Award, but need not be uniform among all such Awards, and may reflect distinctions based on the reasons for the cessation.

13.	Performance Measures.

A. General. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Section, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to goals set by reference to the following Performance Measures: net earnings or net income (before or after taxes); earnings per share; share price (including growth measures and total shareholder return); net sales growth; net operating profit; capital targets (including return on capital); return on assets; return on equity; earnings before or after taxes, interest, depreciation and/or amortization; ongoing earnings; net earnings; net sales growth; return on sales; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, cash flow return on capital and cash flow in excess of costs of capital); economic value added; value created; economic profit (net operating profit after tax, less a cost of capital charge); shareholder value added; revenues; operating income; pre-tax profit margin; gross margin; performance against business plan; customer service; corporate governance quotient or rating; market share; productivity ratios; operating efficiency; employee satisfaction; customer satisfaction; safety; employee engagement; succession planning; supplier diversity; workforce diversity; margins (including gross, future gross or operating margins); credit rating; dividend payments; expenses (including targets or ratios); fuel cost per million BTU; costs per kilowatt hour; retained earnings; completion of acquisitions, divestitures, corporate restructurings, projects or other specific events or transactions; and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals or to one or more business criteria in the areas of litigation, human resources, information services, production, inventory, support services, site development, plant development, building development, facility development, government relations, product market share or management.

In the event the Committee intends that any Award under this Plan should qualify as Performance-Based Compensation, such Awards shall be granted in accordance with the additional requirements of this Section, which, in case of any conflict, shall supersede any other provision of the Plan. For Awards subject to Performance Measures set forth in this Section, the Committee will establish (a) Performance Target(s) relative to the applicable Performance

Measures, (b) the applicable Performance Period and (c) the applicable amount of cash or number of shares that are the subject of the Award. The applicable Performance Period and Performance Target(s) shall be determined by the Committee consistent with the terms of the Plan and Section 162(m) of the Code. Notwithstanding the fact that the Performance Target(s) have been attained, the Committee may pay an Award under this Section of less than the amount determined by the formula or standard established pursuant to this Section or may pay no Award at all. Before any payments are made under this Section, the Committee shall be responsible for certifying in writing to the Company that the applicable Performance Targets have been met.

B. Selection of Performance Target(s). The specific Performance Target(s) with respect to the Performance Measures must be established by the Committee in advance of the deadlines applicable under Section 162(m) of the Code and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. The Performance Target(s) with respect to any Performance Period may be established based on the performance of the Company or a Subsidiary as a whole or any business unit of the Company or a Subsidiary or any combination thereof, as the Committee may deem appropriate, or on a cumulative basis or in the alternative, or as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13. The Committee also has the authority to use any other performance measures in connection with Awards under the Plan that are not intended to qualify as Performance-Based Compensation. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, the method of computing the specific amount that will represent the maximum amount of Award payable to the Participant if the Performance Target(s) are attained. The objective formula or standard shall preclude the use of discretion to increase the amount of any Award earned pursuant to the terms of the Award.

C. Evaluation of Performance For Performance–Based Compensation. The Committee may provide in any such Award that any evaluation of performance may include or exclude, in whole or in part, any one or more of the following with respect to the Performance Period: (i) the gain, loss, income or expense resulting from changes in tax laws or accounting principles or other laws or provisions affecting reported results, that become effective during the Performance Period; (ii) the gain, loss, income or expense with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, including but not limited to gain or loss on certain transactions that do not meet the definition of cash flow hedges under U.S. generally accepted accounting principles and must be recognized for financial statement purposes prior to financial statement recognition of the gain or loss of the underlying transaction and also including but not limited to any major corporate transaction-related costs; (iii) the gains or losses resulting from, and the direct expenses incurred in connection with mergers, acquisitions or the disposition of a business, in whole or in part, or the sale of investments or non-core assets; (iv) gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of impairment of tangible or intangible assets including but not limited to changes in valuation allowances for deferred income tax assets; (vi) any impact of the phase-out of the tax credit for synthetic fuel or any synthetic fuel earnings; (vii) the impact of reorganization, restructuring or business recharacterization activities, including but not limited to reductions in force; (viii) foreign exchange gains and losses and (ix) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. Each of the adjustments described in this Section 13C may relate to the Company as a whole or any part of the Company’s business or operations, as determined by the Committee at the time the Performance Targets are established. To the extent such adjustments affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility. The adjustments are to be determined in accordance with U.S. generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Performance Measures, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in such stock.

D. Committee Discretion to Determine Award. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Award shall be calculated, whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Awards (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan. The Committee may not, however, with respect to Performance-Based Compensation, increase the maximum amount permitted to be paid to any individual under the Plan or pay Awards under this Section 13 if the applicable Performance Target(s) have not been satisfied.

In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation and/or to amend previously granted Awards in a way that would disqualify them as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and may base vesting on Performance Measures other than those set forth in Section 13A and/or make such amendments.

14.	Accelerated Award Payout/Exercise.

A. Adjustment Upon Changes in Stock. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards and the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards to any individual Participant in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other similar event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

B. Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

C. Certain Mergers. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger, consolidation or similar transaction as a result of which the holders of shares of Stock receive consideration consisting exclusively of securities of such surviving corporation, the Committee shall adjust each Award outstanding on the date of such merger or consolidation so that it pertains to and applies to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

D. Certain Other Transactions.

In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving the Company in which the Company is not the surviving corporation or (iv) a merger, consolidation or similar transaction involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its discretion, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award equal to the value, as determined by the Committee in its discretion, of such Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee in its discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Award (whether or not then exercisable or vested) for an incentive award with respect to, as appropriate, some or all of the property which a holder of the number of shares of Stock subject to such Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its discretion in the exercise price of the incentive award, or the number of shares or amount of property subject to the incentive award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award.

E. Other Changes. In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in paragraphs B, C or D, the Committee may, in its discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in such other terms of such Awards as the Committee may consider appropriate.

F. No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to any Award.

G. Change in Control. Unless otherwise determined by the Committee in connection with the grant of an Award, or unless the Participant and the Company agree in writing that the provisions of this Section 14G shall not apply, the following provisions shall apply upon the occurrence of a Change in Control of the Company:

i. Restricted Stock, Restricted Stock Unit, Cash-Based, or Other Equity Awards Subject to Service-Based Restrictions on Vesting. A prorata portion of all outstanding Restricted Stock, Restricted Stock Unit, Cash-Based or Other Equity Awards subject to service-based restrictions on vesting will be immediately and fully vested and earned, with the prorata portion determined based on the number of months in the restriction period that have elapsed as of the date of the Change in Control as compared to the total number of months in the restriction period. The amount of the Award not so vested shall remain outstanding (on a converted basis, if applicable) in accordance with the original terms of the Award.

ii. Stock Option Awards and Stock Appreciation Rights. Any previously granted Stock Option Awards or Stock Appreciation Rights will be immediately and fully vested and will become fully exercisable.

iii. Restricted Stock, Restricted Stock Unit, Cash-Based, or Other Equity Awards with Restrictions Based on Achievement of Performance Goals/Performance Units. The Participant will be entitled to an immediate accelerated vesting and payout of Performance Unit, Restricted Stock, Restricted Stock Unit, Cash-Based or Other Equity Awards with restrictions based on achievement of performance goals, and the amount of the accelerated vesting and payout will be based on the number of such Restricted Stock or Restricted Stock Units/Performance Units subject to the Award as established on the Date of Grant, prorated based on the number of months of the Performance Period that have elapsed as of the date of the Change in Control as compared to the total number of months in the Performance Period, and assuming maximum performance was achieved. Applicable payouts shall be made in the form set forth in the original terms of the grant. The amount of the Award not so vested shall remain outstanding (on a converted basis, if applicable) in accordance with the original terms of the grant.

H. Savings Clause. No provision of this Section 14 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

15.	Amendment of Plan.

The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, except (i) no such action may be taken without stockholder approval which materially increases the number of securities which may be issued pursuant to the Plan (except as provided in Section 14A - E), extends the period for granting Options under the Plan or materially modifies the requirements as to eligibility for participation in the Plan; (ii) no such action may be taken without the consent of the Participant to whom any Award was previously granted, which materially adversely affects the rights of such Participant concerning such Award, except as such alteration, termination, suspension or amendment of the Plan is required by statute, or rules and regulations promulgated thereunder; and (iii) no such action that would require the consent of the Board and/or the stockholders of the Company pursuant to Section 162(m) of the Code or the 1934 Act, or any other applicable law, rule, or regulation, or the requirements of any securities exchange on which shares of stock are traded, shall be effective without such consent. Notwithstanding the foregoing, except as otherwise required by applicable law, rule or regulation, the Committee may amend the Plan at its discretion to (i) address any issues concerning Section 162(m) of the Code; (ii) comply with applicable laws, rules or regulations and changes thereto; or (iii) maintain an exemption under rule 16b-3 of the 1934 Act. No provision of this Section 14 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

16.	Miscellaneous Provisions.

A. Nontransferability. No benefit provided under this Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process except (i) to the extent specifically mandated and directed by applicable state or federal statute; (ii) as requested by the Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), and approved by the Committee, to satisfy income tax withholding; and (iii) as requested by the Participant and approved by the Committee, to members of the Participant’s family, or a trust established by the Participant for the benefit of family members.

B. No Employment Right. Participation in this Plan shall not constitute a contract of employment between the Company or any Subsidiary and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person.

C. Tax Withholding. The Company or a Subsidiary may withhold any applicable federal, state or local taxes at such time and upon such terms and conditions as required by law or determined by the Company or a Subsidiary. Subject to compliance with any requirements of applicable law, the Plan Administrator may permit or require a Participant to have any portion of any withholding or other taxes payable in respect to a distribution of Stock satisfied through the payment of cash by the Participant to the Company or a Subsidiary, the retention by the Company or a Subsidiary of shares of Stock, or delivery of previously owned shares of the Participant’s Stock, having a Fair Market Value equal to the withholding amount.

D. Fractional Shares. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

E. Delivery of Stock. Notwithstanding any other provision of the Plan, the issuance or delivery of Stock may be by certificate or reflected as book entry shares in an account, in the sole discretion of the Company.

F. Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended (“Act”), any of the shares of

Stock issued, delivered or paid in settlement under the Plan. If Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded.

The exercise of any Option or Stock Appreciation Right granted under the Plan shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Stock are traded. The Company may, in its discretion, defer the effectiveness of an exercise of an Option or Stock Appreciation Right hereunder or the issuance or transfer of shares of Stock pursuant to any Award pending or to ensure compliance under federal or state securities laws or the rules or regulations of any exchange on which the shares are then listed for trading. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or Stock Appreciation Right or the issuance or transfer of shares of Stock pursuant to any Award. During the period that the effectiveness of the exercise of an Option or Stock Appreciation Right has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

G. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Any provision of this Plan that would cause an Award, issuance and/or payment to fail to satisfy section 409A of the Code shall have no force and effect until amended to comply with Code section 409A (which amendment may be retroactive to the extent permitted by applicable law).

H. Indemnification. Each person who is or at any time serves as a member of the Committee (and each person or committee to whom the Committee or any member thereof has delegated any of its authority or power under this Plan) shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Charter or By-Laws of the Company or any of its Subsidiaries, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

I. Reliance on Reports. Each member of the Committee (and each person or committee to whom the Committee or any member thereof has delegated any of its authority or power under this Plan) shall be fully justified in relying or acting in good faith upon any report made by the independent registered public accounting firm of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

J. Severability. If any provision of this Plan would cause Awards intended to qualify as Performance-Based Compensation to not so qualify, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect. Any specific action by the Committee that would be violative of Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation shall be void.

K. Company Successors. In the event the Company becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which the Company will not be the surviving corporation or in which the holders of the Stock will receive securities of another corporation (in any such case, the “New Company”), then the New Company shall assume the rights and obligations of the Company under this Plan.

L. Governing Law. All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws.

M. Relationship to Other Benefits. Any Awards under this Plan are not considered compensation for purposes of determining benefits under any pension, profit sharing, or other retirement or welfare plan, or for any other general employee benefit program.

N. Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

O. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

ANNUAL MEETING OF SHAREHOLDERS OF

CONSTELLATION ENERGY GROUP, INC.

May 28, 2010

COMMON STOCK

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be

held on May 28, 2010: The Proxy Statement and 2009 Annual Report are available at

http://www.amstock.com/proxyservices/constellation

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ¯

■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2,

“FOR” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of directors for a term to expire in 2011.				The election of directors continued
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Yves C. de Balmann	☐	☐	☐	Mayo A. Shattuck III	☐	☐	☐
Ann C. Berzin	☐	☐	☐	John L. Skolds	☐	☐	☐
James T. Brady	☐	☐	☐	Michael D. Sullivan	☐	☐	☐
Daniel Camus	☐	☐	☐	2. Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2010.	☐	☐	☐
James R. Curtiss	☐	☐	☐
Freeman A. Hrabowski, III	☐	☐	☐

 3.  Approval of an amendment and restatement of the 2007 Long-Term Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance under the plan by 9 million shares.

 4.  Shareholder proposal.

					☐	☐	☐
Nancy Lampton	☐	☐	☐
Robert J. Lawless	☐	☐	☐		☐	☐	☐

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

        Please check this box if you plan to attend the meeting            ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

CONSTELLATION ENERGY GROUP, INC.

2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 28, 2010 AT 9:00 A.M. EASTERN TIME IN THE

SKY LOBBY CONFERENCE ROOM, 750 EAST PRATT STREET

BALTIMORE, MARYLAND

ANNUAL MEETING ADMISSION TICKET

To attend the annual meeting please detach and bring this ticket along with a valid photo ID and present them at the shareholder registration table upon arrival. This ticket is not transferable.

For the safety of attendees, all boxes, handbags and briefcases are subject to inspection. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices are not permitted at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 28, 2010:

The Proxy Statement and 2009 Annual Report are available at

http://www.amstock.com/proxyservices/constellation

☐	■

CONSTELLATION ENERGY GROUP, INC.

Common Stock Proxy for Annual Meeting of Shareholders - May 28, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mayo A. Shattuck III and Charles A. Berardesco (or their substitutes, or one acting alone in the absence of the other), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of common stock of Constellation Energy Group, Inc. which the undersigned is entitled to vote at the annual meeting to be held on May 28, 2010, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to each proposal identified thereon (as set forth in the Notice of Annual Meeting and Proxy Statement), and in their discretion on any other business that properly comes before the annual meeting.

Shares represented by all properly executed proxies will be voted at the annual meeting in the manner specified. If no specification is made, votes will be cast “FOR” all director nominees, “FOR” Proposal 2, “FOR” Proposal 3 and “AGAINST” Proposal 4.

(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF SHAREHOLDERS OF

CONSTELLATION ENERGY GROUP, INC.

May 28, 2010

CONSTELLATION ENERGY GROUP, INC. EMPLOYEE SAVINGS PLAN,

REPRESENTED EMPLOYEE SAVINGS PLAN FOR NINE MILE POINT, AND

EMPLOYEE SAVINGS PLAN FOR CONSTELLATION ENERGY NUCLEAR GROUP, LLC

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be

held on May 28, 2010: The Proxy Statement and 2009 Annual Report are available at

http://www.amstock.com/proxyservices/constellation

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2,

“FOR” PROPOSAL 3 AND “AGAINST” PROPOSAL 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. The election of directors for a term to expire in 2011.				The election of directors continued
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Yves C. de Balmann	☐	☐	☐	Mayo A. Shattuck III	☐	☐	☐
Ann C. Berzin	☐	☐	☐	John L. Skolds	☐	☐	☐
James T. Brady	☐	☐	☐	Michael D. Sullivan	☐	☐	☐
Daniel Camus	☐	☐	☐	2. Ratification of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2010.	☐	☐	☐
James R. Curtiss	☐	☐	☐
Freeman A. Hrabowski, III	☐	☐	☐

 3.  Approval of an amendment and restatement of the 2007 Long-Term Incentive Plan to, among other things, increase the number of shares of common stock reserved for issuance under the plan by 9 million shares.

 4.  Shareholder proposal.

					☐	☐	☐
Nancy Lampton	☐	☐	☐
Robert J. Lawless	☐	☐	☐		☐	☐	☐

Please check this box if you plan to attend the meeting ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	■

CONSTELLATION ENERGY GROUP, INC.

To Participants in all

Employee Savings Plans:

The enclosed Notice of Annual Meeting of Shareholders, Proxy Statement, and Voting Instructions Card for the Annual Meeting of Shareholders, to be held on May 28, 2010, are being furnished to you by Constellation Energy Group, Inc. (“Constellation Energy”) on behalf of the Trustee under the Plans.

In accordance with your Plan and the Trust Agreement with the Trustee, you may instruct the Trustee how to vote the shares of common stock held for you under the Plan. Therefore, please complete the enclosed Voting Instructions Card and return it in the accompanying envelope by May 25, 2010.

After receipt of the properly executed Voting Instructions Card, the Trustee will vote as indicated on the Voting Instructions Card. However, in accordance with the Trust Agreement, even if you do not send in a signed Voting Instructions Card, the Trustee is instructed to vote your shares in the same proportion as the Trustee was instructed to vote shares for which it received Voting Instructions Cards.

Each Plan participant who is a holder of record of other shares of Constellation Energy stock will receive, separately, a proxy card and accompanying proxy material to vote the shares of common stock registered in his or her name.

Marcia B. Behlert

Plan Administrator

To attend the annual meeting please detach this portion of the Voting Instructions

Card and present it at the shareholder registration table upon arrival.

☐	■

CONFIDENTIAL VOTING INSTRUCTIONS TO TRUSTEE

These Voting Instructions are requested in conjunction with a proxy solicitation by the Board of Directors of

CONSTELLATION ENERGY GROUP, INC.

TO: T. ROWE PRICE TRUST COMPANY, AS TRUSTEE UNDER EMPLOYEE SAVINGS PLANS

I hereby instruct T. Rowe Price Trust Company, as directed Trustee under the Constellation Energy Group, Inc. Employee Savings Plan, the Represented Employee Savings Plan for Nine Mile Point and the Employee Savings Plan for Constellation Energy Nuclear Group, LLC (the “Plans”), to vote by proxy, all shares of common stock of Constellation Energy credited to my account under the Plans at the annual meeting of shareholders of Constellation Energy to be held on May 28, 2010, and at any adjournments thereof, in the manner specified on the reverse side of this form with respect to each proposal identified thereon (as set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement), and Mayo A. Shattuck III and Charles A. Berardesco (or their substitutes, or one acting alone in the absence of the other), in their discretion shall vote in person on any other business as may properly come before the annual meeting.

The shares credited to your account will be voted as directed. If the card is not signed, or if the card is not received by May 25, 2010, the shares credited to your account will be voted in the same proportion as directions received from participants. If no instructions are specified on a signed card, the shares credited to your account will be voted in accordance with the recommendations of the Board of Directors of Constellation Energy: “FOR” all director nominees, “FOR” Proposal 2, “FOR” Proposal 3, and “AGAINST” Proposal 4.

(Continued and to be signed on the reverse side)

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